UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	FZCCX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FAFKX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNCCX	FNMCX	FNMRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, particularly as new clusters of infection have emerged in the U.S. and other countries following their reopening. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2020

4

Portfolio Managers’
Comments
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton and Christopher L. Drahn, CFA, review economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month period ended May 31, 2020 of the Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund. Michael has managed the Arizona and New Mexico Funds since 2011 and Chris has managed the Colorado Fund since that same year.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of COVID-19, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020 and continued after the close of the reporting period. The disruption has been swift and severe, and has tipped the economy into recession, a several months’ long contraction across the broad economy. (Subsequent to the close of this reporting period, in June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession.) For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 5.0%, according to its “second” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in March and April 2020. The Bureau of Labor Statistics said the unemployment rate rose to 13.3% in May 2020 from 3.6% in May 2019. Although May 2020 saw a surprise addition of 2.7 million jobs during the month as economies began to reopen, the combined job losses in March and April 2020 exceeded 22 million. The average hourly earnings rate appeared to soar, growing at an annualized rate of 6.5% in May 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.1% over the twelve-month reporting period ended May 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
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Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not fully reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.7% year-over-year in April 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.4% and 4.0%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April 2020 meeting, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers, and the meeting minutes released during May 2020 underscored the Fed’s concerns about a potentially prolonged economic recovery.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, although it is expected to face a bumpy approval process. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.
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Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019, but demand has been uneven in 2020 so far. Positive flows continued into early 2020, then municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows turned positive again in May 2020. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Arizona, Colorado and New Mexico during the twelve-month reporting period ended May 31, 2020?
The current COVID-19 crisis induced recession put an end to Arizona’s long-running economic expansion. Employment growth has been strong but that is expected to decline given service based jobs have been most affected by the COVID-19 crisis related shut downs. Arizona’s favorable business environment and ample workforce has lured new businesses into the state, recently including financial and insurance institutions such as USAA and State Farm. The economy’s improvement continues to favorably impact the hous-
7

Portfolio Managers’ Comments (continued)
ing market. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 8.8% over the twelve months ended April 2020 (most recent data available at the time this report was prepared), compared with a 4.7% price increase nationally. In the job market, prior to the economic fallout from COVID-19, Arizona’s unemployment rate was 8.9% as of May 2020 versus 13.3% for the nation. On March 28, 2020, Governor Ducey enacted the state’s $11.8 billion general fund Fiscal Year 2021 budget. The budget includes money to respond to the COVID-19 crisis, additional money for K-12 education, including a teacher salary increase and increased funding for public safety and drought contingency plans without raising taxes. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases (the state's Fiscal Year End is June 30). Moody’s upgraded the state’s Issuer Credit Rating (ICR) on November 19, 2019, from Aa2 to Aa1, citing “the state’s continued economic growth, the rebuilding of its reserves and the reduction to its already low debt burden.” As of May 2020, S&P and Moody’s rated Arizona’s ICR at AA and Aa1, respectively, with a stable outlook.
The economic expansion was continuing in Colorado until the COVID-19 crisis hit in March 2020. The state will reopen in stages and the economy will grow as the public gains confidence in their safety from containment of COVID-19. The unemployment rate hit a record low in February 2020 at 2.5%, as of May 2020, Colorado’s unemployment rate of 10.2% was below the national rate of 13.3%. Colorado has been home to one of the most well-educated work forces in the country and a growing tech sector, which has been a driving force behind Colorado’s economic growth. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Denver rose 4.0% during the twelve months ended April 2020 (most recent available data at the time this report was prepared), compared with a price increase of 4.7% nationally. The state is in the process of approving a $31.7 billion budget a 4% reduction from Fiscal Year 2020 (the state's Fiscal Year End is June 30). The state is projecting 7.5% declines in general fund revenues in Fiscal Year 2020 and Fiscal Year 2021, general fund revenues are being revised down by $5.5 billion over the next three years, $1.1 billion in Fiscal Year 2020, $2.4 billion in Fiscal Year 2021 and $2 billion lower in Fiscal Year 2022. The revision is mostly being driven by a projected decline in income tax and corporate tax revenue. Sales tax revenues are expected to decline by 2% in Fiscal Year 2020, 5.6% in Fiscal Year 2021 and then bounce back in Fiscal Year 2022 with a 10% increase. Use taxes are likely to be hit harder with a 37% decline in Fiscal Year 2020 and a further 8% decline in Fiscal Year 2021 and remain flat in Fiscal Year 2022, this forecast, if it came to fruition, would result in a roughly $1.9 billion reduction in sales and use taxes over Fiscal Year 2020-2022. Colorado practices good financial management and makes midyear expenditure cuts when necessary. The executive branch prepares quarterly revenue forecasts and if appropriated expenditures will use one-half or more of reserve, spending cuts must be enacted by the governor. As of May 2020, Colorado’s long-term appropriation-backed obligations carried credit ratings of Aa2 and AA- from Moody’s and S&P, respectively.
New Mexico’s economy has recovered in recent years from the 2014 decline in oil prices which resulted in layoffs in mining and oil drilling. However, the recent COVID-19 crisis induced economic fallout is expected to affect the state and a subsequent recovery may take longer given the weakness in the oil and gas industry. Prior to the COVID-19 induced recession, New Mexico’s NSA unemployment rate was 5.1% as of February 2020, exceeding the national average of 3.8%. By May 2020, New Mexico’s unemployment rate increased to 9.2% below the national unemployment rate of 13.3%. New Mexico’s per capita income was 80% of the national average. Due to the state economy’s dependence on the oil and gas extraction and government sectors, volatility in oil and gas prices and changes in the federal budget have an outsized impact to the state. Federal funding budget cuts to defense spending and government employment continues to be a risk to the state’s recovery. Gains in professional services, health care, hospitality and tourism have supplemented the state’s recovery. During 2017, legislation was passed establishing a budget stabilization reserve aimed at minimizing oil and gas revenue volatility and building a rainy day fund to hedge against declines in revenue. Beginning in Fiscal Year 2020, excess oil and gas revenue that exceed the five-year average will be deposited into this rainy day fund. A two-thirds super majority and sign-off by the governor is required in order to appropriate out of the rainy day fund. In March 2020, New Mexico, based on its December 2019 revenue forecast, enacted its Fiscal Year 2021 general fund budget which totaled $7.6 billion or 7.4% higher than Fiscal Year 2020 and increases public school spending, raises public employees’ pay, and increases money for roads and highways. The budget targeted general fund reserves at 25%. However, with the fall in oil prices and production and the economic fallout from the COVID-19 crisis, revenues are expected to fall (the state's Fiscal Year End is June 30). New Mexico updated its revenue forecast in May 2020 projecting a decline in revenue of $1.8 billion to $2.4 billion from the December forecast for Fiscal Year 2021 or 23.3% - 31.5%% of recurring appropriations. A special session in June 2020 is expected to make budget adjustments which are likely to include the use
8

of federal stimulus money and reserves. New Mexico’s debt burden as a percentage of personal income at 3% ranks it 19th among the states and 23rd based on $1,192 debt per capita according to Moody’s State Debt Medians 2019. As of May 2020, S&P rated New Mexico’s general obligation bonds AA with a Negative outlook. Moody’s affirmed its Aa2 with Stable rating on May 29, 2020.
How did the Funds perform during the twelve-month reporting period ended May 31, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Colorado and New Mexico Funds outperformed the S&P Municipal Bond Index to varying degrees, while the Arizona Fund underperformed the S&P Municipal Bond Index. All three Funds outperformed their Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2020?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Arizona Municipal Bond Fund
The Class A Shares of the Nuveen Arizona Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
The Fund’s credit quality allocation was the main detractor from performance versus the index. An underweighting in the highest rating category (AAA) was the main detractor as high quality credit outperformed. Helping to offset this underweight was an overweighting to the AA rating category, which also performed well. The Index’s securities which were rated A and lower underperformed the Index as a whole, thus the Funds underweighting to A rated bonds benefited shareholders. Through February 2020, the Funds exposure to BBB rated bonds and lower rated securities was generally positive. However this same positioning hurt the Fund in March and April 2020, when higher yielding bonds suffered steep declines. The strong rebound in May 2020 was not enough to offset the losses of March and April 2020 in the lower rated securities.
Sector positioning modestly contributed to relative performance, mainly due to our overweight in utilities, a strong performing category in the index due to the issuers’ comparatively stable revenues and the essential nature of the services they provide. Another slight positive was the Fund’s underweight in the transportation sector, which underperformed as the U.S. economy effectively shut down in early 2020 due to safety precautions surrounding COVID-19. Meanwhile, the Fund’s overweight in the lagging higher education sector and underweight in the outperforming tax-supported category modestly detracted.
The Fund benefited from its duration (interest rate) positioning. An underweight to 2-year and shorter duration was particularly helpful, as well as an overweight to the 6-7.99 year duration bucket.
From the beginning of the reporting period until the municipal market sell-off in March 2020 related to the COVID-19 crisis, we received significant shareholder inflows and, to a lesser extent, proceeds from bond calls and maturities. This situation allowed us to purchase new investments we found attractive without requiring us to sell existing portfolio holdings we liked. We bought bonds across several sectors, with purchases focused on securities of relatively high credit quality and longer duration.
9

Portfolio Managers’ Comments (continued)
At various times during the reporting period, we found a mismatch between when we received shareholder inflows and the availability of bonds we saw as attractively valued. In many of those instances, we bought variable rate demand notes (VRDNs) to effectively serve as placeholders in the portfolio while we awaited suitable long-term investment opportunities. Because VRDNs are shorter-term securities whose tax-exempt coupons are reset on a daily or weekly basis, holding these investments provided the Fund with a low-risk, income-producing alternative to holding cash.
Our exposure to VRDNs proved helpful in the final months of the reporting period. The municipal market sell-off in March 2020 triggered shareholder outflows for municipal bond funds, including the Fund. To meet these redemptions, we tended to sell VRDNs rather than longer-dated bond holdings we still liked but that were trading at distressed prices. The Fund preserved the overall structure of the portfolio and maintained exposure to bonds we believed would rebound fully over the longer term.
The final months of the reporting period also provided a favorable backdrop for executing tax-loss swaps. This strategy entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. We implemented this approach to enhance the Fund’s income-earning capability and seek to make the Fund more tax efficient.
Nuveen Colorado Municipal Bond Fund
The Class A Shares of the Nuveen Colorado Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Relative to the index, the Fund benefited from generally positive security selection. The Fund experienced notable outperformance from our holding in bonds of Evangelical Lutheran Good Samaritan Society Project. These senior housing securities, formerly rated BBB+ by S&P and A- by Fitch, were advance refunded during the reporting period and saw significant price appreciation as they received an immediate boost in their underlying credit quality.
Sector exposure produced a modestly favorable impact on performance. The Fund benefited from exposure to bonds of Colorado tax-backed metropolitan district debt. (With met districts, a common taxing entity in Colorado, subdivision developers finance their projects by selling bonds backed by property taxes on the residential or commercial properties the developers build.) These bonds held up relatively well during the reporting period and our increased exposure to the category relative to the index added value.
An underweight in the transportation sector also contributed to performance. Many bonds in this group lagged during the reporting period’s latter months, as the national shutdown accompanying COVID-19 led to near-term struggles for such economically sensitive issuers as airports, maritime ports and toll roads. Accordingly, having less exposure to this category compared with the index was beneficial. In contrast, modestly overweighting the health care sector was a slight negative for our results, given the category’s underperformance.
One performance challenge was the Fund’s underweight in AAA rated bonds, the market’s highest quality tier and a relative outperformer. That negative impact, however, was somewhat offset by a simultaneous overweight in AA rated bonds, another outperforming segment. As the municipal market bounced back in April and May 2020 after a substantial sell-off in March 2020, higher quality bonds recovered more quickly and fully than lower quality bonds, reflecting investors’ lingering concern about credit risk.
For most of the reporting period, we encountered inflows via new shareholder investments. With those proceeds, and those of bond calls and maturities, we utilized both new issue and secondary market purchases to keep the Fund invested. New acquisitions for the portfolio consisted of bonds maturing throughout the curve. We utilized intermediate-maturity bonds to a slightly greater extent than usual to keep the portfolio’s duration from growing longer than our target. Our purchases took place across multiple economic sectors, highlighted by several health care positions we found attractive, in addition to the Fund's usual emphasis on tax-supported credits.
Entering the municipal market’s sell-off in March 2020, we had a fair amount of cash in the portfolio. Having these liquid assets available proved fortuitous because it meant we could easily accommodate a few weeks of shareholder outflows without being forced to sell bonds we otherwise wished to hold. Accordingly, we engaged in limited sales activity throughout the reporting period, although we did choose to modestly and selectively reduce exposure in a small number of situations where we believed prices did not reflect the increased credit risk of a weakened economy.
10

The Fund also increased its tax loss swapping activity in the final months of the reporting period. This involved selling bonds at a loss and reinvesting the proceeds in new positions offering higher yields than the “book” yields on the Fund’s existing holdings , thus harvesting a tax loss we can apply against capital gains in the future, and enhancing the Fund’s income for dividend purposes. As market conditions somewhat normalized in the reporting period’s final weeks, the Fund attempted to stay invested as credit spreads for certain sectors and many individual names sought new price discovery.
Nuveen New Mexico Municipal Bond Fund
The Class A Shares of the Nuveen New Mexico Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Security selection was a key factor driving this performance, largely reflecting the Fund’s elevated exposure to securities of higher quality and longer duration. Both were characteristics investors found desirable over the past twelve months.
In terms of our credit rating positioning, we were overweighted in AAA rated securities. After they lagged the index for most of the reporting period, from March 2020 through the end of May 2020 these higher quality securities outperformed both the index and lower rated securities, as investors became more risk averse. The Fund’s underweighting in A rated securities, a part of the credit spectrum that lagged, also proved beneficial. Underweighting AA rated bonds modestly detracted, given their outperformance, as did the Fund’s overweights in non-rated bonds and securities rated below investment grade, both of which trailed the index.
Duration positioning added value during the reporting period and was strongly influenced by credit ratings. While the 8-9.99 year duration bucket for the index underperformed the index as a whole, the Fund benefited from an overweight to this duration bucket as many of the best performing individual portfolio positions in this bucket are rated AA and higher. In line with the Index, an overweighting to the 10-11.99 year duration bucket was detrimental to the portfolio, while the overweighting to the 12-year plus duration bucket was positive.
Sector positioning modestly detracted from relative performance. The main positive factor was the Fund's underweighting in the transportation sector, which performed poorly after the U.S. economy shut down in early 2020 amid the COVID-19 crisis concerns. Offsetting this favorable result, however, was our positioning in the tax-supported and housing sectors. Relative to the index, our overweight to the dedicated-tax category and underweight to the state and local general obligation categories offset the positive impact we saw from overweighting the outperforming tax-supported sector. Similarly, our underweighting in longer-duration housing bonds detracted from performance, counteracting the value we added by overweighting this outperforming sector.
For much of the reporting period, we were active buyers of New Mexico debt, as well. Our in-state purchases focused on longer-duration bonds with credit ratings of A or higher and spanning a range of sectors including the health care, local school districts, land-secured, prepaid gas, water/sewer, higher education and dedicated-tax categories.
Even with these purchases, we had a higher-than-normal cash position at various points during the reporting period. We bought variable rate demand notes (VRDNs), short-term securities with coupons that reset daily or weekly. By making these purchases and remaining patient for suitable investment opportunities to emerge in the marketplace, we maintained flexibility to hold onto existing longer-dated bonds we found desirable and thus preserve the Fund’s longer-term performance potential.
The Fund's VRDN exposure proved helpful toward the end of the reporting period, when the municipal market sell-off triggered shareholder outflows for most municipal bond funds, including the Nuveen New Mexico Municipal Bond Fund. VRDNs provided a useful source of liquidity to satisfy these redemptions.
The end of the reporting period also presented favorable opportunities to make tax loss sales. These entailed selling depreciated bonds with lower yields and buying similarly structured bonds offering higher yields. Our tax-loss sales helped enhance the Fund’s income earnings capability and sought to make the Fund more tax efficient.
11

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
12

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Arizona Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/29/86	3.15%	3.46%	4.07%	0.87%
Class A Shares at maximum Offering Price	10/29/86	(1.17)%	2.58%	3.63%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.93%	2.77%	3.34%	—
Class C2 Shares	2/07/94	2.60%	2.91%	3.51%	1.42%
Class I Shares	2/03/97	3.37%	3.67%	4.28%	0.67%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.35%	2.64%	3.18%	1.67%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.57%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
14

Nuveen Colorado Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	5/04/87	4.02%	3.85%	4.59%	0.82%
Class A Shares at maximum Offering Price	5/04/87	(0.37)%	2.96%	4.14%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.93%	2.77%	3.34%	—
Class C2 Shares	2/05/97	3.37%	3.28%	4.00%	1.37%
Class I Shares	2/25/97	4.14%	4.05%	4.78%	0.62%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.21%	3.02%	3.66%	1.62%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Mexico Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/16/92	3.94%	3.24%	3.44%	0.88%
Class A Shares at maximum Offering Price	9/16/92	(0.46)%	2.35%	3.00%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.93%	2.77%	3.34%	—
Class C2 Shares	2/24/97	3.39%	2.66%	2.87%	1.43%
Class I Shares	2/24/97	4.15%	3.44%	3.65%	0.68%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.11%	2.43%	2.83%	1.68%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
16

Yields    as of May 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.55%	1.85%	2.12%	2.88%
SEC 30-Day Yield	1.62%	0.91%	1.15%	1.88%
Taxable-Equivalent Yield (45.3%)[2]	2.96%	1.66%	2.10%	3.43%
Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.29%	1.58%	1.85%	2.56%
SEC 30-Day Yield	1.55%	0.84%	1.08%	1.81%
Taxable-Equivalent Yield (45.4%)[2]	2.83%	1.54%	1.98%	3.31%
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.51%	1.82%	2.05%	2.84%
SEC 30-Day Yield	1.51%	0.80%	1.05%	1.77%
Taxable-Equivalent Yield (45.7%)[2]	2.78%	1.47%	1.93%	3.26%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
17

Holding Summaries    as of May 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Arizona Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.1%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations	100.6%
Floating Rate Obligations	(0.6)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Arizona	94.4%
Guam	2.5%
Puerto Rico	1.9%
Virgin Islands	1.2%
Total	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	25.7%
Tax Obligation/Limited	22.1%
Tax Obligation/General	16.0%
Health Care	12.0%
Water and Sewer	6.5%
Utilities	6.4%
Other	11.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.2%
AAA	8.3%
AA	57.0%
A	15.8%
BBB	4.0%
BB or Lower	3.6%
N/R (not rated)	7.1%
Total	100%
18

Nuveen Colorado Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.6%
Short-Term Municipal Bonds	1.8%
Other Assets Less Liabilities	2.6%
Net Assets	100%

States and Territories (% of total municipal bonds)
Colorado	99.4%
Puerto Rico	0.6%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	37.1%
Health Care	15.7%
Tax Obligation/General	13.1%
Education and Civic Organizations	9.1%
Water and Sewer	7.4%
Transportation	7.3%
U.S. Guaranteed	5.9%
Other	4.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.9%
AAA	3.8%
AA	55.9%
A	16.4%
BBB	7.4%
BB or Lower	2.5%
N/R (not rated)	8.1%
Total	100%
19

Holding Summaries    as of May 31, 2020 (continued)
Nuveen New Mexico Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.4%
Other Assets Less Liabilities	4.6%
Net Assets	100%

States and Territories (% of total municipal bonds)
New Mexico	84.9%
Guam	6.6%
Virgin Islands	2.5%
Puerto Rico	2.1%
Washington	1.5%
Ohio	1.1%
California	1.1%
Colorado	0.2%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	42.2%
Water and Sewer	18.4%
Health Care	10.4%
Education and Civic Organizations	8.3%
Tax Obligation/General	7.4%
Other	13.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.1%
AAA	24.8%
AA	43.2%
A	10.6%
BBB	6.9%
BB or Lower	4.2%
N/R (not rated)	7.2%
Total	100%
20

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2020.
The beginning of the period is December 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.88	$1,004.71	$1,006.07	$1,009.87
Expenses Incurred During the Period	$ 4.17	$ 8.22	$ 6.97	$ 3.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.85	$1,016.80	$1,018.05	$1,021.85
Expenses Incurred During the Period	$ 4.19	$ 8.27	$ 7.01	$ 3.18
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.64%, 1.39% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
21

Expense Examples    (continued)
Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.40	$1,009.31	$1,009.77	$1,013.55
Expenses Incurred During the Period	$ 3.93	$ 7.94	$ 6.68	$ 2.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.10	$1,018.35	$1,022.10
Expenses Incurred During the Period	$ 3.94	$ 7.97	$ 6.71	$ 2.93
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.58	$1,012.51	$1,013.80	$1,017.65
Expenses Incurred During the Period	$ 4.39	$ 8.40	$ 7.15	$ 3.38
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.65	$1,016.65	$1,017.90	$1,021.65
Expenses Incurred During the Period	$ 4.39	$ 8.42	$ 7.16	$ 3.39
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.87%, 1.67%, 1.42% and 0.67% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust I and Shareholders of
Nuveen Arizona Municipal Bond Fund,
Nuveen Colorado Municipal Bond Fund and
Nuveen New Mexico Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (three of the funds constituting Nuveen Multistate Trust I, hereafter collectively referred to as the "Funds") as of May 31, 2020, the related statements of operations for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2020 and each of the financial highlights for each of the five years in the period ended May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 29, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
23

Nuveen Arizona Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 99.1%
	Education and Civic Organizations – 25.5%
$ 1,000	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/47	7/26 at 100.00	AA	$1,181,790
500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	580,125
1,620	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	AA	1,972,318
635	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Refunding Series 2020A, 4.000%, 8/01/44	8/30 at 100.00	Aa3	724,433
940	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	1,037,929
500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/38	6/29 at 100.00	Aa2	642,605
1,500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	1,740,090
1,250	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2016, 5.000%, 6/01/38	6/26 at 100.00	Aa2	1,493,225
215	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A, 5.125%, 7/01/37, 144A	7/26 at 100.00	BB	219,205
220	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	AA-	249,264
25	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/37, 144A	7/27 at 100.00	BB	25,371
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017F:
300	5.000%, 7/01/37	7/27 at 100.00	AA-	345,510
705	5.000%, 7/01/47	7/27 at 100.00	AA-	798,779
150	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/47, 144A	7/27 at 100.00	BB	148,893
230	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A, 6.000%, 11/01/37, 144A	11/27 at 100.00	N/R	232,176
500	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 6.000%, 9/15/38, 144A	9/23 at 105.00	BB+	518,090
775	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017A, 5.000%, 3/01/48	9/27 at 100.00	AA-	886,732
1,150	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	AA-	1,303,766
125	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A	No Opt. Call	BB	127,010
24

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 135	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	AA-	$156,865
180	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada ? Horizon, Inspirada, and St Rose Campus Projects, Series 2018A, 5.750%, 7/15/38, 144A	7/26 at 100.00	BB+	192,902
2,950	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of Indianapolis - Health Pavilion Project, Series 2019A, 5.000%, 10/01/45	10/29 at 100.00	BBB+	3,102,279
1,160	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Refunding Series 2019, 5.000%, 7/01/37	7/29 at 100.00	BBB	1,298,458
145	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	AA-	169,650
210	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48	7/27 at 100.00	AA-	241,315
780	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Highland Prep Project, Series 2019, 5.000%, 1/01/43	1/30 at 100.00	AA-	929,276
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2019A:
750	5.000%, 7/01/39	7/29 at 100.00	AA-	888,292
335	5.000%, 7/01/49	7/29 at 100.00	AA-	389,622
380	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A	7/26 at 100.00	BB+	368,847
600	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa3	652,992
3,000	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Creighton University Projects, Series 2020, 4.000%, 7/01/50	1/30 at 100.00	A2	3,112,140
775	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37	7/26 at 100.00	AA-	923,777
695	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	762,929
800	Northern Arizona University, System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	925,304
1,000	Northern Arizona University, System Revenue Bonds, Refunding Series 2020B, 5.000%, 6/01/39 – BAM Insured	6/30 at 100.00	AA	1,271,170
25	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BB	24,855
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB	402,848
690	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	BB+	667,941
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	BBB-	423,028
220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/35, 144A	7/25 at 100.00	Ba2	223,740
350	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A	7/26 at 100.00	Ba2	352,355
25

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc Projects, Series 2015:
$ 120	3.250%, 7/01/25	No Opt. Call	BBB-	$121,868
250	5.000%, 7/01/35	7/25 at 100.00	BBB-	266,578
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Vista College Preparatory Project, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	AA-	931,392
1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A3	1,115,980
1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (4)	6/22 at 100.00	A	1,163,183
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
100	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	90,781
320	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	281,670
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB-	95,066
25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	25,527
95	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.125%, 2/01/28, 144A	No Opt. Call	N/R	101,603
215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B-	194,270
250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	245,188
145	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/34 – BAM Insured	7/26 at 100.00	AA	177,545
470	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	541,327
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA-	273,158
500	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015A, 5.000%, 9/01/34, 144A	3/25 at 100.00	BB+	502,055
34,085	Total Education and Civic Organizations			37,835,087
	Health Care – 11.8%
590	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA-	641,702
500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	509,210
1,480	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	A1	1,533,458
1,510	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	1,640,464
600	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/36	9/28 at 100.00	A2	710,736
26

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A:
$ 1,750	5.000%, 1/01/32	1/27 at 100.00	AA-	$2,087,785
2,000	5.000%, 1/01/35	1/27 at 100.00	AA-	2,357,460
1,000	5.000%, 1/01/38	1/27 at 100.00	AA-	1,168,100
1,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2019A, 4.000%, 1/01/44	7/29 at 100.00	AA-	1,460,025
1,025	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured	9/20 at 100.00	AA	1,036,326
580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Northern Arizona Healthcare System, Refunding Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA-	612,845
295	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36	8/26 at 100.00	A+	336,799
750	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	8/23 at 100.00	A+	816,225
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2019:
815	5.000%, 8/01/39	8/29 at 100.00	A+	971,439
1,060	4.000%, 8/01/43	8/29 at 100.00	A+	1,152,803
500	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	8/24 at 100.00	A	559,140
15,805	Total Health Care			17,594,517
	Housing/Multifamily – 1.6%
500	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group - NCCU Properties LLC- North Carolina Central University, Series 2019A, 5.000%, 6/01/38 – BAM Insured	6/29 at 100.00	AA	591,495
1,805	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (AMT) (Mandatory Put 11/01/21)	5/20 at 100.00	N/R	1,806,173
2,305	Total Housing/Multifamily			2,397,668
	Long-Term Care – 1.1%
120	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	105,285
940	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	817,161
220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	220,405
530	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A, 6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	517,683
1,810	Total Long-Term Care			1,660,534
	Tax Obligation/General – 15.8%
550	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	678,937
27

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	AAA	$898,929
860	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	931,991
425	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 5.500%, 7/01/30	7/23 at 100.00	Aa1	493,854
1,000	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	Aa1	1,198,640
1,500	Marana Unified School District No 6 of Pima County, Arizona, School Improvement Bonds, Project of 2014, Series 2018D, 5.000%, 7/01/38 – AGM Insured	7/27 at 100.00	AA	1,833,450
810	Maricopa County Elementary School District 68, Alhambra, Arizona, General Obligation Bonds, Project of 2017, Series 2019B, 4.000%, 7/01/39	7/28 at 100.00	AA	914,393
1,045	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38	7/28 at 100.00	Aa1	1,316,982
370	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37	7/27 at 100.00	Aa1	457,609
1,050	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series 2018C, 5.000%, 7/01/35	7/28 at 100.00	Aa3	1,287,373
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2018, 5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	1,242,020
1,000	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, School Improvement Series 2020, 4.000%, 7/01/38	7/29 at 100.00	Aa2	1,169,000
860	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/35	7/27 at 100.00	AAA	1,064,018
2,000	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/37	7/27 at 100.00	AAA	2,458,460
750	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017, 5.000%, 7/01/35	7/27 at 100.00	Aa3	922,252
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AA-	853,192
335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	354,969
1,125	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,307,621
500	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project of 2011, Series 2013B, 5.000%, 7/01/32 – BAM Insured	7/23 at 100.00	AA	565,065
750	Pima County Unified School District 20 Vail, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015, 5.000%, 7/01/33 – AGM Insured	7/25 at 100.00	AA	892,005
750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School Improvement, Project of 2014, Series 2019E, 4.000%, 7/01/39 – AGM Insured	7/29 at 100.00	AA	887,872
800	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A, 5.000%, 7/01/36 – BAM Insured	7/27 at 100.00	AA	980,160
28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B:
$ 360	4.500%, 7/01/33	7/24 at 100.00	AA-	$402,685
335	4.500%, 7/01/34	7/24 at 100.00	AA-	374,239
19,630	Total Tax Obligation/General			23,485,716
	Tax Obligation/Limited – 21.9%
330	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	354,008
120	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	135,358
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,198,640
475	Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2019, 4.500%, 7/01/43	7/29 at 100.00	N/R	402,848
100	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A (5)	7/27 at 100.00	N/R	77,000
500	Cottonwood, Arizona, Pledged Revenue Bonds, Series 2015, 5.000%, 7/01/30 – RAAI Insured	7/25 at 100.00	AA	601,795
450	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39, 144A	7/25 at 100.00	N/R	480,766
500	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – AGM Insured	7/27 at 100.00	AA	597,420
1,000	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured	7/27 at 100.00	AA	1,197,340
1,300	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2019, 4.000%, 7/15/39 – BAM Insured	7/29 at 100.00	AA	1,515,995
143	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	136,100
300	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43	7/27 at 100.00	N/R	278,016
295	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured	7/27 at 100.00	AA	358,396
345	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	372,379
750	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	837,705
260	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured	7/27 at 100.00	AA	314,956
265	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	N/R	248,170
1,000	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Series 2012C, 4.000%, 7/01/38	1/23 at 100.00	AA	1,057,580
400	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/32	7/26 at 100.00	A1	452,176
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	1,019,680
29

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 25	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/20 at 100.00	N/R	$25,101
165	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured	7/27 at 100.00	AA	195,588
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA-	314,889
810	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	12/22 at 100.00	A	890,052
500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	581,950
1,500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/38	8/28 at 100.00	AA	1,741,770
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,250	4.550%, 7/01/40	7/28 at 100.00	N/R	1,239,075
1,000	0.000%, 7/01/46	7/28 at 41.38	N/R	259,630
850	4.750%, 7/01/53	7/28 at 100.00	N/R	829,192
425	5.000%, 7/01/58	7/28 at 100.00	N/R	426,385
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
520	4.000%, 8/01/33	8/26 at 100.00	AA	592,077
560	4.000%, 8/01/35	8/26 at 100.00	AA	632,750
760	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A, 5.000%, 8/01/42	8/28 at 100.00	AA	950,661
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
600	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	680,370
900	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	1,012,581
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/35	7/25 at 100.00	AAA	1,199,180
880	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AAA	1,094,817
805	Surprise, Arizona, Pledged Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/30	7/25 at 100.00	AA+	976,481
600	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/31	7/26 at 100.00	AAA	745,824
940	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,025,427
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
100	4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	104,616
985	5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,067,868
500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	542,065
1,090	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/29, 144A	7/21 at 100.00	N/R	1,125,120
2,260	Yavapai County Jail District, Arizona, Pledged Revenue Obligation Bonds, Series 2020, 4.000%, 7/01/40 – BAM Insured (WI/DD, Settling 6/04/20)	7/29 at 100.00	AA	2,556,512
29,858	Total Tax Obligation/Limited			32,446,309
30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 4.3%
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
$ 390	5.000%, 7/01/40	7/25 at 100.00	A+	$436,195
1,315	5.000%, 7/01/45	7/25 at 100.00	A+	1,460,163
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/30 (AMT)	7/23 at 100.00	AA-	1,088,210
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A:
1,000	5.000%, 7/01/37 (AMT)	7/27 at 100.00	AA-	1,148,220
1,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	AA-	1,136,010
1,000	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A, 5.000%, 7/01/32	7/29 at 100.00	A	1,177,960
5,705	Total Transportation			6,446,758
	U.S. Guaranteed – 4.2% (6)
1,000	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	AA	1,096,970
900	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	AA+	989,253
430	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40 (Pre-refunded 6/01/24)	6/24 at 100.00	N/R	508,922
460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41 (Pre-refunded 6/01/21)	6/21 at 100.00	A+	481,749
165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	175,169
415	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	417,390
560	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	614,919
1,225	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,299,995
575	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2011, 7.875%, 3/01/42 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+	607,436
5,730	Total U.S. Guaranteed			6,191,803
	Utilities – 6.4%
760	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	824,387
800	Mesa, Arizona, Utility System Revenue Bonds, Series 2019A, 5.000%, 7/01/43	7/29 at 100.00	Aa2	1,011,904
305	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A+	371,856
31

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A:
$ 500	5.000%, 12/01/36	6/25 at 100.00	AA+	$592,915
1,000	5.000%, 12/01/45	6/25 at 100.00	AA+	1,174,140
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	AA+	1,222,860
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2019A, 4.000%, 1/01/39	1/30 at 100.00	AA+	1,199,750
1,805	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A3	2,356,355
785	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)	7/20 at 100.00	N/R	720,324
7,955	Total Utilities			9,474,491
	Water and Sewer – 6.5%
1,285	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/35	1/26 at 100.00	AA+	1,556,623
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	545,990
790	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 – AGM Insured	7/26 at 100.00	AA	935,202
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	539,715
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A-	525,870
735	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	789,463
450	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	534,470
585	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	690,265
1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	1,201,138
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27	7/22 at 100.00	AA	1,096,580
1,000	Yuma Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 7/01/28	7/25 at 100.00	AA-	1,213,570
8,385	Total Water and Sewer			9,628,886
$ 131,268	Total Long-Term Investments (cost $139,775,488)			147,161,769
	Floating Rate Obligations – (0.6)%			(845,000)
	Other Assets Less Liabilities – 1.5%			2,124,717
	Net Assets – 100%			$ 148,441,486
32

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
33

Nuveen Colorado Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.6%
	MUNICIPAL BONDS – 95.6%
	Education and Civic Organizations – 8.8%
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014:
$ 290	4.000%, 10/01/24	No Opt. Call	A+	$318,121
720	3.625%, 10/01/29	10/24 at 100.00	A+	758,196
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A:
500	5.000%, 7/01/36, 144A	7/25 at 100.00	BB	485,460
500	5.250%, 7/01/46, 144A	7/25 at 100.00	BB	480,095
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	7/20 at 100.00	AA	1,000,820
505	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	547,582
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 - DCS Montessori School, Refunding & Improvement Series 2012, 4.000%, 7/15/27	7/22 at 100.00	A+	522,595
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A:
315	5.000%, 1/15/29	1/24 at 100.00	A+	347,341
500	5.000%, 1/15/44	1/24 at 100.00	A+	534,740
450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/33	12/22 at 100.00	BB+	451,674
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc High School Project, Series 2010, 5.000%, 12/01/29	7/20 at 100.00	AA-	1,000,940
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.125%, 7/01/34, 144A	7/24 at 100.00	BB	995,490
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38	12/24 at 100.00	A+	1,101,010
910	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	936,909
600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Union Colony School Project, Series 2018, 5.000%, 4/01/38	4/28 at 100.00	Aa3	701,460
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015, 5.000%, 12/15/45	12/25 at 100.00	BBB-	1,053,590
230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016, 4.000%, 6/01/21	No Opt. Call	A+	236,668
34

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A	$596,445
500	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Johnson & Wales University Project, Series 2013A, 5.250%, 4/01/43	4/23 at 100.00	A-	526,890
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019:
255	5.000%, 10/01/49, 144A	10/27 at 100.00	Ba1	245,126
580	5.000%, 10/01/59, 144A	10/27 at 100.00	Ba1	545,867
1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation for Atmospheric Research Project, Refunding Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,071,790
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver, Series 2017A:
370	4.000%, 3/01/34	3/27 at 100.00	AA-	413,216
1,000	4.000%, 3/01/35	3/27 at 100.00	AA-	1,112,930
400	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, West Ridge Academy Charter School, Refunding & Improvement Series 2019, 5.000%, 6/01/49	6/24 at 100.00	Aa3	432,916
1,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2019B, 5.000%, 5/15/44	5/29 at 100.00	Aa2	1,244,570
3,000	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B, 5.000%, 12/01/42	12/27 at 100.00	A+	3,508,710
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2016B:
500	5.000%, 3/01/34	3/27 at 100.00	Aa3	594,850
500	5.000%, 3/01/41	3/27 at 100.00	Aa3	583,855
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017A:
1,335	4.000%, 3/01/34	9/27 at 100.00	AA	1,561,176
1,450	4.000%, 3/01/40	9/27 at 100.00	AA	1,665,426
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43	3/28 at 100.00	AA	1,708,290
2,510	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2019A, 5.000%, 3/01/49	3/30 at 100.00	AA	3,180,120
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2015A, 4.000%, 3/01/35	3/25 at 100.00	Aa3	2,176,460
1,000	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	1,112,380
3,410	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2017A-2, 4.000%, 6/01/36	6/28 at 100.00	Aa1	3,989,529
2,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	2,312,840
35,830	Total Education and Civic Organizations			40,056,077
35

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 15.3%
$ 2,220	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A-	$2,327,803
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A:
1,760	5.000%, 11/15/37	11/29 at 100.00	AA	2,121,328
3,000	4.000%, 11/15/38	11/29 at 100.00	AA	3,373,050
2,000	4.000%, 11/15/43	11/29 at 100.00	AA	2,221,820
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2016A, 4.000%, 11/15/46	5/26 at 100.00	AA	1,069,210
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018A:
2,000	5.000%, 11/15/48	5/28 at 100.00	AA	2,314,780
2,230	4.000%, 11/15/48	5/28 at 100.00	AA	2,426,173
5,450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	6,710,749
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/29	5/24 at 100.00	AA	1,129,700
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2016A:
1,715	5.000%, 12/01/41	6/26 at 100.00	A+	1,951,704
2,200	5.000%, 12/01/44	6/26 at 100.00	A+	2,485,516
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
6,085	5.000%, 8/01/44	8/29 at 100.00	BBB+	6,816,417
4,000	4.000%, 8/01/49	8/29 at 100.00	BBB+	4,073,080
1,430	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	1,644,386
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B:
3,500	5.000%, 9/01/31	9/25 at 100.00	A3	3,989,790
1,315	4.000%, 9/01/34	9/25 at 100.00	A3	1,415,532
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series 2019A:
545	5.000%, 11/01/32	11/29 at 100.00	A+	666,889
500	4.000%, 11/01/39	11/29 at 100.00	A+	537,115
3,950	5.000%, 11/01/49	11/29 at 100.00	A+	4,535,627
3,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A, 4.000%, 1/01/35	1/30 at 100.00	AA-	3,944,920
3,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019B, 4.000%, 1/01/40	1/30 at 100.00	AA-	3,817,100
575	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2013A, 5.000%, 1/01/44	1/24 at 100.00	AA-	620,057
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A-	$2,196,680
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A:
1,340	4.000%, 5/15/34	5/27 at 100.00	A-	1,474,670
1,050	4.000%, 5/15/35	5/27 at 100.00	A-	1,151,115
	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
515	5.500%, 9/01/25	7/20 at 100.00	BB	516,519
600	5.500%, 9/01/30	7/20 at 100.00	BB	601,464
250	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.000%, 12/01/39	12/23 at 100.00	BBB	267,020
3,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-2, 5.000%, 11/15/38 (Mandatory Put 3/01/22)	9/21 at 100.00	AA	3,155,250
62,230	Total Health Care			69,555,464
	Housing/Multifamily – 0.1%
280	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 – AGM Insured (AMT)	7/20 at 100.00	A2	281,016
	Housing/Single Family – 0.0%
50	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	50,664
	Long-Term Care – 1.6%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	413,815
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016:
1,315	5.000%, 1/01/31	1/24 at 102.00	N/R	1,243,543
2,215	5.000%, 1/01/37	1/24 at 102.00	N/R	2,038,841
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	A-	1,014,280
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2015A, 5.000%, 12/01/35	6/25 at 100.00	A-	1,021,260
300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	BB+	274,212
1,430	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017B, 5.000%, 5/15/48	5/23 at 100.00	BB+	1,245,973
7,760	Total Long-Term Care			7,251,924
37

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 12.8%
	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2015:
$ 3,090	5.000%, 12/01/29	12/25 at 100.00	AA	$3,791,214
250	5.000%, 12/01/40	12/25 at 100.00	AA	300,757
1,000	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A, 5.500%, 12/01/38	12/28 at 100.00	Aa1	1,310,990
	Aspen Fire Protection District, Pitkin County, Colorado, Certificates of Participation, Series 2019:
500	4.000%, 12/01/31	12/29 at 100.00	A+	605,830
200	4.000%, 12/01/32	12/29 at 100.00	A+	239,868
350	4.000%, 12/01/36	12/29 at 100.00	A+	408,299
150	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2016C, 4.000%, 12/15/34	12/26 at 100.00	AA+	171,687
	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds, Series 2019A:
2,475	5.000%, 12/01/33	6/29 at 100.00	AA+	3,262,174
1,295	4.000%, 12/01/44	6/29 at 100.00	AA+	1,505,502
	Delta, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2019:
500	5.000%, 12/01/28 – BAM Insured	No Opt. Call	AA	658,110
1,050	4.000%, 12/01/36 – BAM Insured	12/29 at 100.00	AA	1,241,793
1,000	Denver, Colorado, General Obligation Bonds, Elevate Denver, Series 2019A, 5.000%, 8/01/28	No Opt. Call	AAA	1,334,240
2,040	Eagle River Fire Protection District, Eagle County, Colorado, General Obligation Bonds, Series 2016, 4.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	2,247,876
	Eagle River Water and Sanitation District, Eagle County, Colorado, General Obligation Bonds, Series 2016:
780	4.500%, 12/01/36	12/26 at 100.00	AA-	909,636
2,500	5.000%, 12/01/45	12/26 at 100.00	AA-	3,036,450
550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.250%, 12/01/34	12/22 at 100.00	N/R	556,919
1,345	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2017, 4.000%, 12/15/40	12/26 at 100.00	Aa2	1,522,890
1,000	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2020, 5.000%, 12/15/30	12/29 at 100.00	Aa2	1,361,140
505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	AA	533,694
	Foothills Park and Recreation District, Subdistrict A, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015:
600	3.250%, 12/01/29 – AGM Insured	12/25 at 100.00	AA	664,422
440	5.000%, 12/01/30 – AGM Insured	12/25 at 100.00	AA	534,037
1,275	5.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	1,545,963
1,300	Fruita, Colorado, Sales and Use Tax Revenue Bonds, Refunding & improvement, Series 2019, 4.000%, 10/01/37	10/27 at 100.00	AA-	1,487,161
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018:
$ 655	5.250%, 12/01/34 – AGM Insured	12/28 at 100.00	AA	$768,885
1,750	5.250%, 12/01/37 – AGM Insured	12/28 at 100.00	AA	2,031,365
	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Refunding Series 2014A:
1,000	4.000%, 12/01/32	12/24 at 100.00	Aa2	1,115,420
1,000	4.000%, 12/01/33	12/24 at 100.00	Aa2	1,110,570
595	Ignacio School District 11JT, La Plata County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/28	12/26 at 100.00	Aa2	709,377
	Larimer County School District R1, Poudre, Colorado, General Obligation Bonds, Refunding Series 2019:
1,415	5.000%, 12/15/28	No Opt. Call	Aa2	1,902,227
1,250	5.000%, 12/15/29	12/28 at 100.00	Aa2	1,666,800
750	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series 2017, 4.000%, 12/01/35	12/26 at 100.00	AA+	856,860
1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	A2	1,062,828
	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Series 2020:
1,240	5.000%, 12/15/31	12/29 at 100.00	AA	1,681,440
1,000	5.000%, 12/15/34	12/29 at 100.00	AA	1,328,000
1,000	5.000%, 12/15/38	12/29 at 100.00	AA	1,307,120
450	South Suburban Park and Recreation District, Arapahoe, Douglas, and Jefferson Counties, Colorado, General Obligation Bonds, Series 20019, 4.000%, 12/15/37	12/29 at 100.00	AA	534,816
	Weld County School District 6, Greeley, Colorado, General Obligation Bonds, Series 2020:
2,000	5.000%, 12/01/32	12/29 at 100.00	AA	2,678,900
1,500	5.000%, 12/01/44	12/29 at 100.00	AA	1,937,685
3,130	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/26 – AGM Insured	No Opt. Call	AA	3,985,554
1,400	Weld County School District RE7, Colorado, General Obligation Bonds, Series 2019, 4.000%, 12/01/31	12/29 at 100.00	Aa2	1,742,342
2,000	Westminster Public Schools, Adams County, Colorado, Certificates of Participation, Series 2019, 5.000%, 12/01/43 – AGM Insured	12/28 at 100.00	AA	2,469,140
47,370	Total Tax Obligation/General			58,119,981
	Tax Obligation/Limited – 35.0%
300	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/51	12/24 at 102.00	N/R	278,508
1,650	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	1,980,132
500	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	484,425
39

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,150	Aspen, Colorado, Certificates of Participation, Series 2019, 5.000%, 12/01/48	12/29 at 100.00	Aa1	$5,275,106
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/48	9/24 at 103.00	N/R	464,290
1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Refunding Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BB+	1,366,130
1,050	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/37	12/22 at 103.00	N/R	1,056,510
	Buffalo Ridge Metropolitan District (In the City of Commerce City), Adams County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2018A:
1,020	5.000%, 12/01/34 – BAM Insured	12/28 at 100.00	AA	1,283,048
1,805	4.000%, 12/01/47 – BAM Insured	12/28 at 100.00	AA	2,054,920
1,145	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	1,043,301
500	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.625%, 12/01/38	12/23 at 100.00	BBB	530,710
130	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	131,704
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	475,485
500	Cherrylane Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	464,370
1,100	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	1,039,423
2,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2017J, 5.250%, 3/15/42	3/27 at 100.00	Aa2	2,448,120
	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2019O:
1,000	5.000%, 3/15/30	3/29 at 100.00	Aa2	1,306,240
820	5.000%, 3/15/31	3/29 at 100.00	Aa2	1,064,106
1,000	4.000%, 3/15/44	3/29 at 100.00	Aa2	1,117,930
1,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	Aa2	1,165,720
	Colorado State, Certificates of Participation, Rural Series 2020A:
1,000	4.000%, 12/15/35	12/30 at 100.00	Aa2	1,199,790
1,085	4.000%, 12/15/37	12/30 at 100.00	Aa2	1,291,779
3,000	Colorado State, General Fund Tax and Revenue Anticipation Notes, Series 2019, 3.000%, 6/26/20	No Opt. Call	N/R	3,005,880
2,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	AA	2,393,500
1,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	1,151,510
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
1,200	5.000%, 8/01/41	8/26 at 100.00	AA	1,454,064
6,000	5.000%, 8/01/46	8/26 at 100.00	AA	7,223,160
40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	$503,610
900	Cottonwood Highlands Metropolitan District No 1, In the town of Parker, Colorado, Limited Tax, Convertible to Unlimited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	835,929
1,000	Cross Creek Metropolitan District 2, Aurora, Colorado, Unlimited Tax General Obligation Bonds, Refunding Series 2018, 4.000%, 12/01/45 – AGM Insured	12/28 at 100.00	AA	1,107,480
500	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	457,630
975	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	950,927
1,185	Denver City and County School District 1, Colorado, Lease Purchase Program Certificates of Participation, Series 2015B, 5.000%, 12/15/45	12/25 at 100.00	Aa2	1,415,637
2,155	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	AA	2,542,857
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
500	5.000%, 12/01/29	12/26 at 100.00	Baa2	522,990
1,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	1,039,520
2,000	5.000%, 12/01/35	12/26 at 100.00	Baa2	2,079,060
140	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	135,358
500	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	480,155
1,000	Denver, Colorado, Certificates of Participation, Convention Center Expansion Project, Series 2018A, 4.000%, 6/01/48	6/26 at 100.00	AA+	1,039,870
1,225	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/15/38	12/28 at 100.00	Aa1	1,564,288
	Dove Valley Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2019:
500	4.000%, 12/01/35	12/29 at 100.00	AA	598,710
700	4.000%, 12/01/36	12/29 at 100.00	AA	834,568
750	4.000%, 12/01/37	12/29 at 100.00	AA	890,955
1,000	4.000%, 12/01/38	12/29 at 100.00	AA	1,179,290
1,000	4.000%, 12/01/39	12/29 at 100.00	AA	1,171,530
1,500	Ebert Metropolitan District, Denver Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018A-1, 5.000%, 12/01/43 – BAM Insured	12/28 at 100.00	AA	1,845,270
2,000	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2017B, 5.000%, 12/15/42	12/26 at 100.00	Aa3	2,420,080
1,070	Erie, Colorado, Certificates of Participation, Series 2010, 5.000%, 11/01/37	11/24 at 100.00	AA	1,257,036
41

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	First Creek Village Metropolitan District, Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A:
$ 524	3.000%, 12/01/29	9/24 at 103.00	Ba1	$514,552
595	5.000%, 12/01/39	9/24 at 103.00	Ba1	617,907
500	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	499,260
500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	503,385
300	Fossil Ridge Metropolitan District No 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 4.000%, 12/01/27	12/20 at 100.00	BBB	302,481
	Fronterra Village Metropolitan District 2, Commerce City, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2019:
120	4.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	130,086
275	4.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	306,790
800	Glen Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 4.500%, 12/01/45 – BAM Insured	12/25 at 100.00	AA	895,968
	Grand Junction, Colorado, Certificates of Participation, Series 2019:
475	4.000%, 12/01/35	12/29 at 100.00	AA-	564,200
670	4.000%, 12/01/37	12/29 at 100.00	AA-	789,528
2,535	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B, 4.000%, 3/01/49	3/30 at 100.00	AA	2,963,542
	Gunnison County, Colorado, Certificates of Participation, Series 2020A:
375	5.000%, 12/01/28	No Opt. Call	Aa3	497,156
555	5.000%, 12/01/30	12/29 at 100.00	Aa3	743,589
635	5.000%, 12/01/31	12/29 at 100.00	Aa3	842,937
335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	343,023
1,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	979,520
1,125	High Plains Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2017, 5.000%, 12/01/35 – NPFG Insured	12/27 at 100.00	Baa2	1,360,957
500	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	468,930
500	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	443,150
2,875	Larimer, Weld and Boulder Counties School District R2-J, Thompson, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/15/31	12/28 at 100.00	AA	3,782,235
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	499,385
	Lincoln Park Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation and Improvement Bonds, Refunding Series 2018:
460	5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	556,168
2,000	5.000%, 12/01/46 – AGM Insured	12/27 at 100.00	AA	2,409,260
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,660	Longmont, Colorado, Sales and Use Tax Revenue Bonds, Series 2019, 3.000%, 11/15/33	11/28 at 100.00	AA+	$1,812,886
	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016:
825	5.000%, 12/01/36	12/26 at 100.00	BBB+	947,455
1,805	5.000%, 12/01/41	12/26 at 100.00	BBB+	2,051,256
650	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2017, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	792,460
1,000	Montrose County, Colorado, Certificates of Participation, Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB+	1,014,690
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/25 at 100.00	N/R	458,825
500	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	465,340
725	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A, 5.625%, 12/01/37	12/22 at 103.00	N/R	722,006
	Northglenn Urban Renewal Authority, Northglenn, Colorado, Tax Increment Revenue Bonds, Urban Renewal Plan 2, Series 2019:
235	4.000%, 12/01/27	No Opt. Call	BBB-	260,700
305	4.000%, 12/01/28	No Opt. Call	BBB-	339,017
755	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/49	12/24 at 103.00	N/R	676,986
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016:
125	5.000%, 12/01/24	No Opt. Call	Baa3	142,585
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,669,350
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A:
1,055	5.000%, 12/01/33 – NPFG Insured	12/25 at 100.00	A	1,251,272
235	5.000%, 12/01/45	12/25 at 100.00	A	270,534
2,250	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2017A, 5.000%, 12/01/46	12/25 at 100.00	A	2,590,222
1,225	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2018A, 4.000%, 12/01/51	12/28 at 100.00	A	1,349,056
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A:
200	5.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	262,298
200	5.000%, 12/01/29 – AGM Insured	No Opt. Call	AA	267,510
2,235	4.000%, 12/01/38 – AGM Insured	12/29 at 100.00	AA	2,593,628
2,000	4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	AA	2,262,620
500	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	503,450
43

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Parker, Colorado, Certificates of Participation, Refunding Series 2019:
$ 225	5.000%, 11/01/24	No Opt. Call	AA	$268,961
245	5.000%, 11/01/25	No Opt. Call	AA	301,534
275	5.000%, 11/01/26	No Opt. Call	AA	348,400
320	5.000%, 11/01/27	5/27 at 100.00	AA	407,930
400	5.000%, 11/01/28	5/27 at 100.00	AA	507,032
1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40, 144A	12/22 at 100.00	N/R	1,500,030
500	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.625%, 12/01/48	12/23 at 103.00	N/R	478,815
	Pueblo County, Colorado, Certificates of Participation, Community Improvement Projects, Series 2019:
1,150	4.000%, 12/01/31	12/27 at 100.00	Aa3	1,364,797
1,235	4.000%, 12/01/32	12/27 at 100.00	Aa3	1,454,472
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	2,528,725
2,500	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42	12/27 at 100.00	AA	3,018,775
400	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/44	12/24 at 100.00	N/R	371,740
2,500	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2016A, 5.000%, 11/01/46	11/26 at 100.00	AA+	2,953,875
2,385	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2017B, 4.000%, 11/01/35	11/27 at 100.00	AA+	2,776,188
500	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	456,175
1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A	1,020,700
190	Sand Creek Metropolitan District, Denver County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2015A, 4.000%, 12/01/28	12/25 at 100.00	A	218,407
2,000	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	2,005,880
	South Suburban Park and Recreation District, Colorado, Certificates of Participation, Series 2019:
1,180	4.000%, 12/15/37	12/28 at 100.00	AA-	1,350,758
2,270	4.000%, 12/15/38	12/28 at 100.00	AA-	2,590,774
200	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 5.000%, 12/01/37	12/27 at 100.00	Ba1	204,914
350	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-2, 5.000%, 12/01/47	12/27 at 100.00	Ba1	352,828
500	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	464,220
44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	$457,320
750	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa1	860,490
150	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016, 4.250%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	178,277
1,112	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	1,116,593
	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2019:
125	5.000%, 12/01/24 – BAM Insured	No Opt. Call	AA	147,691
200	4.000%, 12/01/27 – BAM Insured	No Opt. Call	AA	239,758
150	4.000%, 12/01/28 – BAM Insured	No Opt. Call	AA	182,847
225	5.000%, 12/01/29 – BAM Insured	No Opt. Call	AA	297,871
435	5.000%, 12/01/30 – BAM Insured	12/29 at 100.00	AA	573,217
460	5.000%, 12/01/31 – BAM Insured	12/29 at 100.00	AA	602,490
250	5.000%, 12/01/32 – BAM Insured	12/29 at 100.00	AA	324,198
250	5.000%, 12/01/33 – BAM Insured	12/29 at 100.00	AA	322,800
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	897,090
770	Thornton Development Authority, Colorado, Tax Increment Revenue Bonds, North Washington Street Corridor Project, Refunding Series 2015, 3.250%, 12/01/28	12/24 at 100.00	A+	833,178
2,000	Triview Metropolitan District 4, El Paso County, Colorado, General Obligation Bonds, Limited Tax Series 2018, 5.750%, 12/01/48, 144A	12/23 at 103.00	N/R	1,980,420
	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019:
135	5.000%, 12/15/26 – AGM Insured	12/24 at 103.00	AA	159,925
250	5.000%, 12/15/27 – AGM Insured	12/24 at 103.00	AA	295,330
225	5.000%, 12/15/29 – AGM Insured	12/24 at 103.00	AA	264,170
	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General Obligation Refunding Bonds, Series 2016A:
525	5.000%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	648,259
1,250	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,529,487
500	4.000%, 12/01/36 – BAM Insured	12/26 at 100.00	AA	551,345
	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016:
105	3.250%, 12/01/24	No Opt. Call	N/R	102,506
1,000	4.000%, 12/01/33	12/26 at 100.00	N/R	911,890
300	5.000%, 12/01/35	12/26 at 100.00	N/R	300,990
645	5.250%, 12/01/40	12/26 at 100.00	N/R	649,941
45

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 130	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016, 3.000%, 12/01/22	No Opt. Call	N/R	$128,031
	Westminster, Colorado, Certificates of Participation, Series 2015A:
1,500	5.000%, 12/01/35	12/25 at 100.00	AA	1,813,425
1,000	4.000%, 12/01/38	12/25 at 100.00	AA	1,109,380
	Wheatlands Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/30 – BAM Insured	12/25 at 100.00	AA	1,213,120
1,595	4.000%, 12/01/38 – BAM Insured	12/25 at 100.00	AA	1,773,879
500	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014A, 4.000%, 12/01/34 – BAM Insured	12/24 at 100.00	AA	549,035
141,146	Total Tax Obligation/Limited			159,301,649
	Transportation – 7.1%
1,000	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	BBB	970,560
500	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (AMT)	1/23 at 100.00	BBB-	509,800
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	AA-	1,017,650
1,750	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2017A, 5.000%, 11/15/29 (AMT)	11/27 at 100.00	AA-	2,114,420
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 11/15/33	11/23 at 100.00	A+	1,111,490
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
1,905	5.000%, 12/01/27 (AMT)	No Opt. Call	A+	2,323,643
1,510	5.000%, 12/01/28 (AMT)	No Opt. Call	A+	1,868,640
2,000	5.000%, 12/01/37 (AMT)	12/28 at 100.00	A+	2,361,400
4,305	5.000%, 12/01/43 (AMT)	12/28 at 100.00	A+	5,011,020
4,000	5.000%, 12/01/48 (AMT)	12/28 at 100.00	A+	4,628,320
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018B, 5.000%, 12/01/37	12/28 at 100.00	A+	1,204,360
500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	BB-	497,240
1,675	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	1,596,543
750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (AMT)	5/21 at 100.00	Baa2	750,795
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Grand Junction Regional Airport Authority, Colorado, General Airport Revenue Bonds, Refunding Series 2016A:
$ 680	5.000%, 12/01/25 – NPFG Insured	No Opt. Call	Baa2	$799,041
965	5.000%, 12/01/27 – NPFG Insured	12/26 at 100.00	Baa2	1,149,798
1,215	5.000%, 12/01/32	12/26 at 100.00	A3	1,405,864
1,275	5.000%, 12/01/33	12/26 at 100.00	A3	1,469,909
1,000	5.000%, 12/01/34	12/26 at 100.00	A3	1,149,440
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	Baa3	75,058
440	5.375%, 7/15/25	7/20 at 100.00	Baa3	440,541
28,545	Total Transportation			32,455,532
	U.S. Guaranteed – 5.8% (4)
2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa2	2,060,620
350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	356,902
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
50	5.000%, 6/01/37 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R	64,894
1,585	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R	2,057,140
3,535	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc, Series 2016, 4.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R	4,239,101
1,460	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/38 (Pre-refunded 11/09/22)	11/22 at 100.00	BBB+	1,616,249
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,510	5.250%, 1/01/40 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	1,692,831
2,000	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	2,242,160
640	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	700,934
1,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R	1,260,097
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
450	5.000%, 6/01/35 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R	551,813
3,000	5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R	3,678,750
780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	800,616
47

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C:
$ 675	5.000%, 3/01/44 (Pre-refunded 3/01/23)	3/23 at 100.00	N/R	$762,325
625	5.000%, 3/01/44 (Pre-refunded 3/01/23)	3/23 at 100.00	Aa3	706,781
500	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R	550,815
2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	2,058,360
645	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2014B-1, 4.000%, 6/01/34 (Pre-refunded 6/01/24)	6/24 at 100.00	Aa1	740,589
22,890	Total U.S. Guaranteed			26,140,977
	Utilities – 1.9%
1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB	1,011,920
500	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2015A, 4.000%, 11/15/35 (5)	11/25 at 100.00	AA+	562,595
715	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA	753,488
765	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2014A, 4.000%, 9/01/32 – BAM Insured	9/24 at 100.00	AA	841,263
	Fountain, El Paso County, Colorado, Acting by and through the City of Fountain Electric, Water and Wastewater Utility Enterprise, Water and Electric Revenue Bonds, Series 2019:
455	5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	575,125
320	4.000%, 12/01/35 – AGM Insured	12/26 at 100.00	AA	362,854
525	4.000%, 12/01/37 – AGM Insured	12/26 at 100.00	AA	591,586
2,000	Loveland, Colorado, Electric and Communications Enterprise Revenue Bonds, Series 2019A, 5.000%, 12/01/44	12/28 at 100.00	A+	2,481,640
1,295	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A+	1,617,818
7,575	Total Utilities			8,798,289
	Water and Sewer – 7.2%
	Arapahoe County Water and Wastewater Authority, Colorado, Revenue Bonds, Refunding Series 2019:
3,000	4.000%, 12/01/36	12/29 at 100.00	AA	3,664,560
2,500	4.000%, 12/01/38	12/29 at 100.00	AA	3,020,500
3,940	Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater Revenue Bonds, Series 2019, 5.000%, 12/01/43	12/28 at 100.00	AAA	4,969,522
500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA-	527,885
48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B, 4.125%, 8/01/26	8/21 at 100.00	Aa3	$1,038,530
1,250	Denver City and County Board of Water Commissioners, Colorado, Water Revenue Bonds, Green Series 2017A, 4.000%, 9/15/42	9/27 at 100.00	AAA	1,441,638
1,200	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Improvement Series 2019A, 4.000%, 11/15/39	11/29 at 100.00	AA-	1,402,824
	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Refunding Series 2015:
650	5.000%, 11/15/32	11/25 at 100.00	AA-	782,275
1,815	4.000%, 11/15/35	11/25 at 100.00	AA-	2,028,117
	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Refunding Series 2020:
435	5.000%, 11/15/30	5/30 at 100.00	AA-	589,177
400	4.000%, 11/15/34	5/30 at 100.00	AA-	481,004
220	4.000%, 11/15/35	5/30 at 100.00	AA-	263,175
	Erie, Boulder and Weld Counties, Colorado, Water Enterprise Revenue Bonds, Refunding Series 2015:
500	3.000%, 12/01/29	12/25 at 100.00	AA	548,455
570	4.000%, 12/01/31	12/25 at 100.00	AA	645,246
	Fort Lupton, Colorado, Water System Revenue Bonds, Refunding & Improvement Series 2017:
1,140	4.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	1,293,330
2,430	5.000%, 12/01/47 – AGM Insured	12/27 at 100.00	AA	2,962,753
775	Metropolitan Wastewater Reclamation District, Colorado, Sewer Revenue Bonds, Refunding Series 2019A, 5.000%, 4/01/23	No Opt. Call	AAA	879,369
1,115	North Weld County Water District, Colorado, Water Enterprise Revenue Bonds, Series 2019, 4.000%, 11/01/30	11/27 at 100.00	AA	1,348,514
	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Refunding & Improvement Series 2020:
745	4.000%, 11/01/38	11/29 at 100.00	AA+	891,892
300	4.000%, 11/01/40	11/29 at 100.00	AA+	356,700
730	4.000%, 11/01/42	11/29 at 100.00	AA+	862,751
500	4.000%, 11/01/44	11/29 at 100.00	AA+	587,120
525	Stonegate Village Metropolitan District, Colorado, Water Enterprise Revenue Bonds, Series 2015, 5.000%, 12/01/45 – AGC Insured	12/22 at 100.00	AA	575,384
	Triview Metropolitan District, El Paso County, Colorado, Water and Wastewater Enterprise Revenue Bonds, Green Series 2020:
110	5.000%, 12/01/28 – BAM Insured	No Opt. Call	AA	136,710
200	5.000%, 12/01/29 – BAM Insured	12/28 at 100.00	AA	247,124
1,000	4.000%, 12/01/40 – BAM Insured	12/28 at 100.00	AA	1,086,950
27,550	Total Water and Sewer			32,631,505
$ 381,226	Total Long-Term Investments (cost $413,105,837)			434,643,078

49

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.8%
	MUNICIPAL BONDS – 1.8%
	Tax Obligation/Limited – 1.1%
$ 2,185	Denver, Colorado, Certificates of Participation, Denver Botanic Gardens Parking, Series 2008B, Variable Rate Demand Obligations, 0.070%, 12/01/29 (Mandatory Put 7/23/20) (5)	4/20 at 100.00	A-1	$2,185,000
3,000	Denver, Colorado, Certificates of Participation, Wellington E Webb Municipal Office Building, Refunding Series 2008A-1, Variable Rate Demand Obligations, 0.070%, 12/01/29 (Mandatory Put 7/23/20) (5)	4/20 at 100.00	A-1	3,000,000
5,185	Total Tax Obligation/Limited			5,185,000
	Utilities – 0.7%
3,050	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Variable Rate Series 2010C, Variable Rate Demand Obligations, 0.140%, 11/01/40 (Mandatory Put 7/23/20) (5)	4/20 at 100.00	A-1	3,050,000
$ 8,235	Total Short-Term Investments (cost $8,235,000)			8,235,000
	Total Investments (cost $421,340,837) – 97.4%			442,878,078
	Other Assets Less Liabilities – 2.6%			11,962,260
	Net Assets – 100%			$ 454,840,338
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.
50

Nuveen New Mexico Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.4%
	MUNICIPAL BONDS – 95.4%
	Consumer Staples – 1.1%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
$ 65	4.000%, 6/01/48	6/30 at 100.00	BBB+	$68,791
1,000	3.000%, 6/01/48	6/30 at 100.00	BBB+	923,010
1,065	Total Consumer Staples			991,801
	Education and Civic Organizations – 7.9%
3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding & Improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	A-	3,036,450
1,400	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	1,468,222
700	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2019, 4.000%, 12/01/40 – AGM Insured	12/29 at 100.00	AA	763,462
500	New Mexico State University, Revenue Bonds, Refunding & Improvement Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	A+	578,480
210	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA-	216,075
1,000	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2014C, 5.000%, 6/01/35	6/24 at 100.00	AA-	1,133,390
6,810	Total Education and Civic Organizations			7,196,079
	Health Care – 10.0%
500	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	A+	551,160
725	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc, Series 2004A, 5.000%, 6/01/23	7/20 at 100.00	Baa2	727,045
1,250	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc, Series 2007A, 5.250%, 6/01/27	7/20 at 100.00	BBB+	1,253,213
1,550	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2015A, 5.000%, 8/01/44	8/25 at 100.00	AA	1,733,566
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2017A:
1,000	4.000%, 8/01/36	11/27 at 100.00	AA	1,097,060
1,010	5.000%, 8/01/46	11/27 at 100.00	AA	1,166,570
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019A:
1,250	5.000%, 8/01/39	8/29 at 100.00	AA	1,462,187
240	5.000%, 8/01/44	8/29 at 100.00	AA	277,416
51

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 750	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	$ 768,045
8,275	Total Health Care			9,036,262
	Housing/Multifamily – 1.1%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (AMT)	7/20 at 100.00	N/R	1,001,760
	Housing/Single Family – 3.6%
135	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	136,293
465	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	478,243
500	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.875%, 7/01/43	1/28 at 100.00	Aaa	548,225
1,985	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019C, 3.600%, 7/01/44	7/28 at 100.00	Aaa	2,138,441
3,085	Total Housing/Single Family			3,301,202
	Long-Term Care – 1.0%
1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/42	5/22 at 100.00	BB+	910,590
	Tax Obligation/General – 7.0%
1,295	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2014A, 4.000%, 8/01/28	8/23 at 100.00	AA	1,421,288
1,000	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2018, 5.000%, 8/01/36	8/28 at 100.00	AA	1,265,830
1,000	Hobbs Municipal School District 33, Lea County, New Mexico, General Obligation Bonds, School Series 2014A, 5.000%, 9/15/28	9/24 at 100.00	Aa3	1,180,530
515	Silver City Consolidated School District 1, Grant County, New Mexico, General Obligation Bonds, School Building Series 2017, 4.000%, 8/01/37	8/25 at 100.00	Aa3	570,342
675	Silver Consolidated School District 1, Grant County, New Mexico, General Obligation Bonds, School Building Series 2019, 4.000%, 8/01/37	8/28 at 100.00	Aa3	778,383
1,000	Taos Municipal School District, Taos County, New Mexico, General Obligation Bonds, Refunding Series 2014, 5.000%, 9/01/27	9/24 at 100.00	Aa3	1,184,630
5,485	Total Tax Obligation/General			6,401,003
	Tax Obligation/Limited – 40.2%
600	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2013, 5.000%, 7/01/28	7/23 at 100.00	AAA	682,608
	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015A:
250	4.000%, 7/01/35	7/25 at 100.00	AAA	279,670
1,195	5.000%, 7/01/37	7/25 at 100.00	AAA	1,444,241
500	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016C, 4.000%, 7/01/34	7/26 at 100.00	AAA	570,885
52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Artesia, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2019:
$ 1,130	4.000%, 6/01/28	6/26 at 100.00	AA-	$1,316,405
570	4.000%, 6/01/29	6/26 at 100.00	AA-	661,371
1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,776,497
1,240	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2017A, 4.000%, 6/15/34	6/27 at 100.00	AAA	1,437,718
465	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	473,575
200	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	188,990
1,000	Clayton, New Mexico, Jail Project Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 11/01/29	11/25 at 100.00	BBB+	1,179,350
600	Colfax County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015, 4.000%, 8/01/35 – BAM Insured	8/24 at 100.00	AA	667,356
150	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/39	12/30 at 100.00	Aa2	177,773
1,000	Curry County, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2014, 5.000%, 12/01/36 – BAM Insured	12/24 at 100.00	AA	1,180,080
500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	522,120
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
900	5.000%, 1/01/31	1/22 at 100.00	BB	916,938
500	5.250%, 1/01/36	1/22 at 100.00	BB	509,840
780	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	BB	813,696
985	Las Cruces, New Mexico, State Shared Gross Receipts Tax Revenue Bonds, Refunding Series 2020, 4.000%, 6/01/38	6/30 at 100.00	Aa3	1,147,574
125	Los Lunas, Valencia County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvment Series 2016, 3.000%, 4/01/41	4/26 at 100.00	AA	131,105
500	Lower Petroglyphs Public Improvements District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2018, 5.000%, 10/01/38	10/27 at 100.00	N/R	502,325
810	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.000%, 10/01/33	10/23 at 100.00	N/R	814,649
1,000	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2016, 4.000%, 10/01/37	10/26 at 100.00	AA	1,119,770
2,320	New Mexico Finance Authority, State Transportation Revenue Bonds, State Transportation Commission Series 2014A, 5.000%, 6/15/32	6/24 at 100.00	AA	2,703,009
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,100	4.550%, 7/01/40	7/28 at 100.00	N/R	1,090,386
725	4.750%, 7/01/53	7/28 at 100.00	N/R	707,252
770	Roswell, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2017, 4.000%, 8/01/34	8/27 at 100.00	AA	888,788
53

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 970	Saltillo Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2018, 4.000%, 10/01/37 – BAM Insured	10/28 at 100.00	AA	$1,136,219
1,015	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015B, 5.000%, 6/15/33	6/24 at 100.00	A+	1,182,130
3,285	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	3,901,167
	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Senior Lien Series 2018A:
500	5.000%, 6/01/36	6/28 at 100.00	AA+	630,710
400	5.000%, 6/01/37	6/28 at 100.00	AA+	502,964
555	Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	7/20 at 100.00	N/R	528,909
1,000	Ventana West Public Improvement District, New Mexico, Special Levy Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	1,103,990
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,168,260
500	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	10/24 at 100.00	N/R	482,095
500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	AA-	536,165
500	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	7/20 at 103.00	N/R	473,865
32,590	Total Tax Obligation/Limited			36,550,445
	Transportation – 0.5%
365	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/39 (AMT)	7/29 at 100.00	A+	432,948
	U.S. Guaranteed – 3.0% (4)
1,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	1,015,920
805	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42 (Pre-refunded 8/01/22)	8/22 at 100.00	AA	886,176
750	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2012, 5.000%, 6/01/32 (Pre-refunded 6/01/21)	6/21 at 100.00	AA-	784,688
2,555	Total U.S. Guaranteed			2,686,784
	Utilities – 2.5%
1,100	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40	7/20 at 100.00	BBB	1,101,122
1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	1,164,650
2,100	Total Utilities			2,265,772
54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 17.5%
	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2015:
$ 1,000	5.000%, 7/01/32	7/25 at 100.00	AAA	$1,205,250
1,000	4.000%, 7/01/33	7/25 at 100.00	AAA	1,124,260
1,000	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2017, 5.000%, 7/01/32	7/27 at 100.00	AAA	1,261,870
750	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A-	812,317
1,015	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	1,090,211
1,125	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/15/31	6/25 at 100.00	AAA	1,348,729
1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016F, 5.000%, 6/01/41	6/26 at 100.00	AAA	1,196,930
250	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2017E, 5.000%, 6/01/38	6/27 at 100.00	AAA	305,948
450	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2018D, 5.000%, 6/01/37	6/28 at 100.00	AAA	565,834
845	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2019D, 5.000%, 6/01/40	6/29 at 100.00	AAA	1,075,119
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Subordinate Lien Series 2019A:
915	5.000%, 6/15/35	6/28 at 100.00	AAA	1,159,891
265	5.000%, 6/15/36	6/28 at 100.00	AAA	334,547
1,040	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Subordinate Lien Series 2019C-1, 5.000%, 6/15/39	6/29 at 100.00	AAA	1,326,780
705	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Improvement Series 2017, 5.000%, 6/01/37 – BAM Insured	6/26 at 100.00	AA	854,171
500	Santa Fe, New Mexico, Net Wastewater Utility System Environmental Services Gross Receipts Tax Improvement Revenue Bonds, Climate Certified Green Series 2019, 4.000%, 6/01/37	6/28 at 100.00	AA+	581,055
1,500	Santa Fe, New Mexico, Water Utility System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/39	6/26 at 100.00	AAA	1,678,230
13,360	Total Water and Sewer			15,921,142
$ 77,690	Total Long-Term Investments (cost $82,248,464)			86,695,788
	Other Assets Less Liabilities – 4.6%			4,140,960
	Net Assets – 100%			$ 90,836,748
55

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.
56

Statement of Assets and Liabilities
May 31, 2020
	Arizona	Colorado	New Mexico
Assets
Long-term investments, at value (cost $139,775,488, $413,105,837 and $82,248,464, respectively)	$147,161,769	$434,643,078	$86,695,788
Short-term investments, at value (cost approximates value)	—	8,235,000	—
Cash	2,465,168	6,344,071	2,452,922
Receivable for:
Interest	2,465,070	6,710,546	1,315,624
Investments sold	15,000	—	475,052
Shares sold	64,486	2,430,659	297,915
Other assets	3,196	5,596	3,639
Total assets	152,174,689	458,368,950	91,240,940
Liabilities
Floating rate obligations	845,000	—	—
Payable for:
Dividends	105,123	169,429	43,246
Interest	7,991	—	—
Investments purchased - regular settlement	—	2,481,195	177,278
Investments purchased - when-issued/delayed-delivery settlement	2,508,464	—	—
Shares redeemed	97,869	472,237	65,712
Accrued expenses:
Management fees	62,193	187,424	38,094
Professional fees	34,295	40,756	32,568
Trustees fees	1,435	6,188	840
12b-1 distribution and service fees	15,835	47,725	13,055
Other	54,998	123,658	33,399
Total liabilities	3,733,203	3,528,612	404,192
Net assets	$148,441,486	$454,840,338	$90,836,748

Class A Shares
Net assets	$ 61,110,239	$185,700,255	$57,402,057
Shares outstanding	5,538,109	16,837,412	5,453,489
Net asset value ("NAV") per share	$ 11.03	$ 11.03	$ 10.53
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.51	$ 11.51	$ 10.99
Class C Shares
Net assets	$ 4,908,848	$ 17,392,392	$ 2,814,063
Shares outstanding	445,188	1,580,336	266,825
NAV and offering price per share	$ 11.03	$ 11.01	$ 10.55
Class C2 Shares
Net assets	$ 2,706,517	$ 3,614,501	$ 1,880,353
Shares outstanding	245,252	328,557	178,776
NAV and offering price per share	$ 11.04	$ 11.00	$ 10.52
Class I Shares
Net assets	$ 79,715,882	$248,133,190	$28,740,275
Shares outstanding	7,209,682	22,513,814	2,716,712
NAV and offering price per share	$ 11.06	$ 11.02	$ 10.58
Fund level net assets consist of:
Capital paid-in	$144,402,497	$439,644,692	$88,765,942
Total distributable earnings	4,038,989	15,195,646	2,070,806
Fund level net assets	$148,441,486	$454,840,338	$90,836,748
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
57

Statement of Operations
Year Ended May 31, 2020
	Arizona	Colorado	New Mexico
Investment Income	$4,935,156	$13,185,662	$3,046,002
Expenses
Management fees	738,102	2,024,174	435,918
12b-1 service fees - Class A Shares	122,766	339,018	106,603
12b-1 distribution and service fees - Class C Shares	45,946	162,040	26,176
12b-1 distribution and service fees - Class C2 Shares	21,547	30,617	22,526
Shareholder servicing agent fees	48,625	127,856	27,992
Interest expense	17,234	3,862	358
Custodian fees	48,914	76,465	36,397
Professional fees	40,871	55,460	37,318
Trustees fees	3,755	10,480	2,211
Shareholder reporting expenses	14,965	27,894	11,585
Federal and state registration fees	15,863	23,796	8,450
Other	10,421	13,030	8,031
Total expenses	1,129,009	2,894,692	723,565
Net investment income (loss)	3,806,147	10,290,970	2,322,437
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(368,530)	(2,379,052)	(13,969)
Change in net unrealized appreciation (depreciation) of investments	701,410	6,404,612	719,536
Net realized and unrealized gain (loss)	332,880	4,025,560	705,567
Net increase (decrease) in net assets from operations	$4,139,027	$14,316,530	$3,028,004
See accompanying notes to financial statements.
58

Statement of Changes in Net Assets
	Arizona		Colorado		New Mexico
	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 3,806,147	$ 3,371,247	$ 10,290,970	$ 8,339,558	$ 2,322,437	$ 2,183,735
Net realized gain (loss) from investments	(368,530)	(72,084)	(2,379,052)	(686,409)	(13,969)	45,833
Change in net unrealized appreciation (depreciation) of investments	701,410	3,521,588	6,404,612	8,231,276	719,536	1,332,742
Net increase (decrease) in net assets from operations	4,139,027	6,820,751	14,316,530	15,884,425	3,028,004	3,562,310
Distributions to Shareholders
Dividends:
Class A Shares	(1,630,692)	(1,498,154)	(4,491,164)	(3,602,335)	(1,501,237)	(1,379,614)
Class C Shares	(85,767)	(78,459)	(301,782)	(307,167)	(52,667)	(50,368)
Class C2 Shares	(60,759)	(77,831)	(87,810)	(153,688)	(69,521)	(123,184)
Class I Shares	(2,212,051)	(1,692,580)	(6,152,427)	(4,513,742)	(817,453)	(655,869)
Decrease in net assets from distributions to shareholders	(3,989,269)	(3,347,024)	(11,033,183)	(8,576,932)	(2,440,878)	(2,209,035)
Fund Share Transactions
Proceeds from sale of shares	52,203,495	36,746,277	209,766,659	127,399,302	23,910,213	20,159,753
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,695,290	2,120,210	9,037,995	6,966,613	1,951,503	1,747,848
	54,898,785	38,866,487	218,804,654	134,365,915	25,861,716	21,907,601
Cost of shares redeemed	(36,016,663)	(27,252,246)	(90,602,329)	(62,831,861)	(15,763,024)	(18,580,457)
Net increase (decrease) in net assets from Fund share transactions	18,882,122	11,614,241	128,202,325	71,534,054	10,098,692	3,327,144
Net increase (decrease) in net assets	19,031,880	15,087,968	131,485,672	78,841,547	10,685,818	4,680,419
Net assets at the beginning of period	129,409,606	114,321,638	323,354,666	244,513,119	80,150,930	75,470,511
Net assets at the end of period	$148,441,486	$129,409,606	$454,840,338	$323,354,666	$ 90,836,748	$ 80,150,930
See accompanying notes to financial statements.
59

Financial Highlights
Arizona
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2020	$10.98	$0.28	$ 0.06	$0.34	$(0.29)	$ —	$(0.29)	$11.03
2019	10.68	0.30	0.29	0.59	(0.29)	—	(0.29)	10.98
2018	10.82	0.31	(0.15)	0.16	(0.30)	—	(0.30)	10.68
2017	11.03	0.30	(0.21)	0.09	(0.30)	—	(0.30)	10.82
2016	10.73	0.35	0.30	0.65	(0.35)	—	(0.35)	11.03
Class C (02/14)
2020	10.98	0.19	0.07	0.26	(0.21)	—	(0.21)	11.03
2019	10.68	0.21	0.30	0.51	(0.21)	—	(0.21)	10.98
2018	10.82	0.23	(0.15)	0.08	(0.22)	—	(0.22)	10.68
2017	11.02	0.21	(0.20)	0.01	(0.21)	—	(0.21)	10.82
2016	10.73	0.26	0.29	0.55	(0.26)	—	(0.26)	11.02
Class C2 (02/94)
2020	10.99	0.22	0.06	0.28	(0.23)	—	(0.23)	11.04
2019	10.68	0.24	0.30	0.54	(0.23)	—	(0.23)	10.99
2018	10.82	0.25	(0.15)	0.10	(0.24)	—	(0.24)	10.68
2017	11.03	0.24	(0.21)	0.03	(0.24)	—	(0.24)	10.82
2016	10.73	0.29	0.30	0.59	(0.29)	—	(0.29)	11.03
Class I (02/97)
2020	11.01	0.30	0.07	0.37	(0.32)	—	(0.32)	11.06
2019	10.71	0.32	0.30	0.62	(0.32)	—	(0.32)	11.01
2018	10.85	0.33	(0.14)	0.19	(0.33)	—	(0.33)	10.71
2017	11.06	0.32	(0.21)	0.11	(0.32)	—	(0.32)	10.85
2016	10.76	0.37	0.30	0.67	(0.37)	—	(0.37)	11.06
60

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.15%	$61,110	0.84%	0.83%	2.54%	13%
5.67	57,476	0.86	0.86	2.78	6
1.54	52,106	0.88	0.87	2.90	14
0.84	50,367	0.86	0.85	2.79	24
6.20	50,521	0.87	0.86	3.23	9

2.35	4,909	1.64	1.63	1.74	13
4.85	4,209	1.66	1.66	1.99	6
0.75	4,162	1.68	1.67	2.10	14
0.12	4,789	1.66	1.65	1.98	24
5.23	3,287	1.67	1.66	2.37	9

2.60	2,707	1.39	1.38	1.99	13
5.18	3,289	1.41	1.41	2.24	6
0.98	4,452	1.43	1.42	2.35	14
0.29	4,736	1.41	1.40	2.24	24
5.62	7,032	1.42	1.41	2.69	9

3.37	79,716	0.64	0.63	2.74	13
5.90	64,435	0.66	0.66	2.98	6
1.76	53,601	0.68	0.67	3.09	14
1.05	51,634	0.66	0.65	2.99	24
6.36	45,861	0.67	0.66	3.42	9
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
61

Financial Highlights (continued)
Colorado
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2020	$10.89	$0.27	$ 0.16	$ 0.43	$(0.29)	$ —	$(0.29)	$11.03
2019	10.63	0.33	0.28	0.61	(0.35)	—	(0.35)	10.89
2018	10.77	0.35	(0.14)	0.21	(0.35)	—	(0.35)	10.63
2017	11.03	0.35	(0.27)	0.08	(0.34)	—	(0.34)	10.77
2016	10.70	0.37	0.35	0.72	(0.39)	—	(0.39)	11.03
Class C (02/14)
2020	10.87	0.18	0.17	0.35	(0.21)	—	(0.21)	11.01
2019	10.61	0.25	0.27	0.52	(0.26)	—	(0.26)	10.87
2018	10.74	0.26	(0.13)	0.13	(0.26)	—	(0.26)	10.61
2017	11.00	0.26	(0.27)	(0.01)	(0.25)	—	(0.25)	10.74
2016	10.67	0.27	0.36	0.63	(0.30)	—	(0.30)	11.00
Class C2 (02/97)
2020	10.87	0.21	0.15	0.36	(0.23)	—	(0.23)	11.00
2019	10.61	0.28	0.27	0.55	(0.29)	—	(0.29)	10.87
2018	10.75	0.29	(0.14)	0.15	(0.29)	—	(0.29)	10.61
2017	11.00	0.29	(0.26)	0.03	(0.28)	—	(0.28)	10.75
2016	10.67	0.31	0.35	0.66	(0.33)	—	(0.33)	11.00
Class I (02/97)
2020	10.89	0.29	0.16	0.45	(0.32)	—	(0.32)	11.02
2019	10.63	0.35	0.27	0.62	(0.36)	—	(0.36)	10.89
2018	10.76	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.63
2017	11.02	0.37	(0.27)	0.10	(0.36)	—	(0.36)	10.76
2016	10.68	0.39	0.35	0.74	(0.40)	—	(0.40)	11.02
62

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.02%	$185,700	0.78%	0.78%	2.47%	20%
5.84	131,996	0.82	0.82	3.15	19
1.94	104,759	0.83	0.83	3.23	10
0.76	90,426	0.83	0.83	3.22	17
6.79	87,255	0.84	0.84	3.39	6

3.21	17,392	1.58	1.58	1.68	20
4.96	13,538	1.62	1.62	2.36	19
1.19	12,844	1.63	1.63	2.44	10
(0.07)	13,405	1.63	1.63	2.43	17
5.93	9,640	1.64	1.64	2.51	6

3.37	3,615	1.33	1.33	1.95	20
5.25	5,119	1.37	1.37	2.61	19
1.38	7,228	1.38	1.38	2.69	10
0.27	8,877	1.38	1.38	2.67	17
6.23	10,639	1.39	1.39	2.86	6

4.14	248,133	0.58	0.58	2.67	20
6.02	172,702	0.62	0.62	3.35	19
2.21	119,682	0.63	0.63	3.44	10
0.93	104,024	0.63	0.63	3.43	17
7.08	93,080	0.64	0.64	3.59	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
63

Financial Highlights (continued)
New Mexico
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/92)
2020	$10.42	$0.28	$ 0.13	$ 0.41	$(0.30)	$ —	$(0.30)	$10.53
2019	10.23	0.30	0.20	0.50	(0.31)	—	(0.31)	10.42
2018	10.43	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.23
2017	10.66	0.31	(0.23)	0.08	(0.31)	—	(0.31)	10.43
2016	10.42	0.32	0.25	0.57	(0.33)	—	(0.33)	10.66
Class C (02/14)
2020	10.44	0.20	0.12	0.32	(0.21)	—	(0.21)	10.55
2019	10.24	0.22	0.20	0.42	(0.22)	—	(0.22)	10.44
2018	10.44	0.23	(0.21)	0.02	(0.22)	—	(0.22)	10.24
2017	10.67	0.23	(0.23)	—	(0.23)	—	(0.23)	10.44
2016	10.43	0.24	0.25	0.49	(0.25)	—	(0.25)	10.67
Class C2 (02/97)
2020	10.41	0.22	0.13	0.35	(0.24)	—	(0.24)	10.52
2019	10.22	0.25	0.19	0.44	(0.25)	—	(0.25)	10.41
2018	10.43	0.25	(0.21)	0.04	(0.25)	—	(0.25)	10.22
2017	10.66	0.25	(0.22)	0.03	(0.26)	—	(0.26)	10.43
2016	10.43	0.27	0.24	0.51	(0.28)	—	(0.28)	10.66
Class I (02/97)
2020	10.47	0.30	0.13	0.43	(0.32)	—	(0.32)	10.58
2019	10.28	0.32	0.20	0.52	(0.33)	—	(0.33)	10.47
2018	10.49	0.33	(0.21)	0.12	(0.33)	—	(0.33)	10.28
2017	10.72	0.33	(0.22)	0.11	(0.34)	—	(0.34)	10.49
2016	10.48	0.35	0.24	0.59	(0.35)	—	(0.35)	10.72
64

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.94%	$57,402	0.86%	0.86%	2.68%	5%
4.95	48,950	0.88	0.88	2.97	15
1.03	46,368	0.88	0.88	2.98	8
0.81	48,582	0.86	0.86	2.96	14
5.55	52,931	0.87	0.87	3.08	9

3.11	2,814	1.66	1.66	1.89	5
4.19	2,469	1.68	1.68	2.17	15
0.21	2,109	1.67	1.67	2.17	8
0.01	3,319	1.66	1.66	2.16	14
4.71	2,762	1.66	1.66	2.25	9

3.39	1,880	1.41	1.41	2.14	5
4.40	4,085	1.43	1.43	2.43	15
0.41	6,341	1.43	1.43	2.43	8
0.29	8,168	1.41	1.41	2.41	14
4.91	10,969	1.42	1.42	2.54	9

4.15	28,740	0.66	0.66	2.88	5
5.17	24,647	0.68	0.68	3.17	15
1.16	20,653	0.68	0.68	3.18	8
1.04	22,485	0.66	0.66	3.15	14
5.75	20,587	0.66	0.66	3.27	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
65

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified Funds for Arizona and Colorado, non-diversified Fund for New Mexico, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
66

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income, is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.
67

Notes to Financial Statements (continued)
A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$147,161,769	$ —	$147,161,769

Colorado	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$434,643,078	$ —	$434,643,078
Short-Term Investments*:
Municipal Bonds	—	8,235,000	—	8,235,000
Total	$ —	$442,878,078	$ —	$442,878,078

New Mexico	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$86,695,788	$ —	$86,695,788

*	Refer to the Fund's Portfolio of Investments for industry classifications.
68

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Arizona	Colorado	New Mexico
Floating rate obligations: self-deposited Inverse Floaters	$845,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
69

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Arizona	Colorado	New Mexico
Average floating rate obligations outstanding	$845,000	$ —	$ —
Average annual interest rate and fees	1.99%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Arizona	Colorado	New Mexico
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$845,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Arizona	Colorado	New Mexico
Purchases	$42,841,682	$202,481,508	$15,649,178
Sales and maturities	18,079,184	76,840,279	4,221,290
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
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Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/20		Year Ended 5/31/19
Arizona	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,479,440	$ 16,398,939	1,028,993	$ 10,996,828
Class C	129,077	1,429,590	92,725	984,973
Class C2	2,256	25,280	711	7,599
Class I	3,093,271	34,349,686	2,307,628	24,756,877
Shares issued to shareholders due to reinvestment of distributions:
Class A	107,139	1,186,909	96,858	1,035,069
Class C	6,154	68,134	5,923	63,247
Class C2	4,312	47,769	5,802	61,961
Class I	125,438	1,392,478	89,598	959,933
	4,947,087	54,898,785	3,628,238	38,866,487
Shares redeemed:
Class A	(1,280,726)	(14,199,849)	(771,186)	(8,226,915)
Class C	(73,487)	(817,231)	(105,071)	(1,113,881)
Class C2	(60,692)	(673,394)	(123,847)	(1,322,915)
Class I	(1,862,419)	(20,326,189)	(1,549,942)	(16,588,535)
	(3,277,324)	(36,016,663)	(2,550,046)	(27,252,246)
Net increase (decrease)	1,669,763	$ 18,882,122	1,078,192	$ 11,614,241

71

Notes to Financial Statements (continued)
	Year Ended 5/31/20		Year Ended 5/31/19
Colorado	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,709,920	$ 84,998,410	4,180,605	$ 44,456,772
Class A – automatic conversion of Class C Shares	—	—	2,100	21,945
Class C	527,859	5,813,849	274,843	2,898,293
Class C2	2,263	24,892	776	8,208
Class I	10,816,460	118,929,508	7,531,042	80,014,084
Shares issued to shareholders due to reinvestment of distributions:
Class A	386,917	4,267,740	320,534	3,398,300
Class C	26,561	292,269	27,889	294,951
Class C2	7,281	80,089	13,470	142,325
Class I	399,001	4,397,897	295,325	3,131,037
	19,876,262	218,804,654	12,646,584	134,365,915
Shares redeemed:
Class A	(3,375,868)	(36,723,634)	(2,237,408)	(23,535,773)
Class C	(219,317)	(2,400,698)	(268,169)	(2,830,892)
Class C2	(152,030)	(1,678,172)	(222,450)	(2,355,362)
Class C2 – automatic conversion to Class A Shares	—	—	(2,105)	(21,945)
Class I	(4,564,138)	(49,799,825)	(3,227,479)	(34,087,889)
	(8,311,353)	(90,602,329)	(5,957,611)	(62,831,861)
Net increase (decrease)	11,564,909	$128,202,325	6,688,973	$ 71,534,054

	Year Ended 5/31/20		Year Ended 5/31/19
New Mexico	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,279,369	$ 13,472,184	754,693	$ 7,722,702
Class A – automatic conversion of Class C Shares	12,931	136,174	509	5,197
Class C	33,313	352,085	37,800	384,832
Class C2	676	7,101	912	9,304
Class I	937,737	9,942,669	1,170,388	12,037,718
Shares issued to shareholders due to reinvestment of distributions:
Class A	115,398	1,212,835	112,338	1,147,760
Class C	4,515	47,542	4,416	45,190
Class C2	5,485	57,617	10,434	106,461
Class I	59,968	633,509	43,634	448,437
	2,449,392	25,861,716	2,135,124	21,907,601
Shares redeemed:
Class A	(653,394)	(6,840,158)	(702,779)	(7,164,363)
Class C	(7,583)	(79,914)	(11,500)	(117,527)
Class C2	(206,813)	(2,166,295)	(238,697)	(2,440,793)
Class C2 – automatic conversion to Class A Shares	(12,943)	(136,174)	(509)	(5,197)
Class I	(635,079)	(6,540,483)	(868,838)	(8,852,577)
	(1,515,812)	(15,763,024)	(1,822,323)	(18,580,457)
Net increase (decrease)	933,580	$ 10,098,692	312,801	$ 3,327,144
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
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The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of May 31, 2020.
	Arizona	Colorado	New Mexico
Tax cost of investments	$138,903,291	$421,425,545	$82,247,223
Gross unrealized:
Appreciation	$ 8,307,942	$ 23,990,132	$ 4,983,596
Depreciation	(894,637)	(2,537,599)	(535,031)
Net unrealized appreciation (depreciation) of investments	$ 7,413,305	$ 21,452,533	$ 4,448,565
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2020, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds' tax year end, were as follows:
	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income[1]	$350,170	$176,708	$58,790
Undistributed net ordinary income[2]	2,247	—	—
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2020 through May 31, 2020, and paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended May 31, 2020 and May 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income[3]	$3,986,649	$11,015,714	$2,440,878
Distributions from net ordinary income[2]	2,620	17,469	—
Distributions from net long-term capital gains	—	—	—

2019	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,313,779	$8,438,943	$2,204,857
Distributions from net ordinary income[2]	11,633	31,840	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2020, as Exempt Interest Dividends.
As of May 31, 2020, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Arizona	Colorado	New Mexico
Not subject to expiration:
Short-term	$1,811,261	$4,442,409	$ 600,102
Long-term	1,580,466	1,076,209	1,638,780
Total	$3,391,727	$5,518,618	$2,238,882
73

Notes to Financial Statements (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Arizona	Colorado	New Mexico
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Arizona	0.1587%
Colorado	0.1636%
New Mexico	0.1587%
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
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Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Arizona	Colorado
Purchases	$3,589,920	$9,934,075
Sales	3,304,590	9,860,275
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Arizona	Colorado	New Mexico
Sales charges collected (Unaudited)	$166,854	$835,477	$117,454
Paid to financial intermediaries (Unaudited)	158,808	805,882	113,642
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Arizona	Colorado	New Mexico
Commission advances (Unaudited)	$121,589	$665,889	$92,349
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$13,246	$40,610	$2,868
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$17,495	$67,919	$127
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Op-
75

Notes to Financial Statements (continued)
erations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.
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Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
77

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR)  – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.
78

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
79

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub- Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
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The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
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As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Arizona Municipal Bond Fund (the “Arizona Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for such periods. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and the first quartile for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Colorado Municipal Bond Fund (the “Colorado Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund continued to outperform its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen New Mexico Municipal Bond Fund (the “New Mexico Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- , three- and five- year periods ended December 31, 2019, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the second quartile for the three-year period ended December 31, 2019 and the first quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and the first quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the New Mexico Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the Arizona Fund and the Colorado Fund each had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average; and (ii) the New Mexico Fund had a net management fee that was higher than its peer average and a net expense ratio that was slightly higher than its peer average. The Board noted that the New Mexico Fund’s net expense ratio was slightly higher than its peer average due, in part, to changes in the composition of the peer set.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre- tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
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In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.
87

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at nine. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	154
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	154
88

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	154
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	154
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	154
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	154
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	154
89

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	154
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
90

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
91

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
92

Notes
93

Notes
94

Notes
95

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-MS2-0520D1234512-INV-Y-07/21

Mutual Funds
31 May 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Maryland Municipal Bond Fund	NMDAX	NACCX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPCCX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	FVCCX	FVACX	NMVAX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, particularly as new clusters of infection have emerged in the U.S. and other countries following their reopening. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2020

Portfolio Managers’
Comments
Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Stephen J. Candido, CFA, and Paul L. Brennan, CFA, review economic and market conditions, key investment strategies, and the Funds’ performance during the twelve-month period ended May 31, 2020. Steve has managed the Maryland and Virginia Funds since 2016, and Paul has managed the Pennsylvania Fund since 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of COVID-19, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020 and continued after the close of the reporting period. The disruption has been swift and severe, and has tipped the economy into recession, a several months’ long contraction across the broad economy. (Subsequent to the close of this reporting period, in June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession.) For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 5.0%, according to its “second” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in March and April 2020. The Bureau of Labor Statistics said the unemployment rate rose to 13.3% in May 2020 from 3.6% in May 2019. Although May 2020 saw a surprise addition of 2.7 million jobs during the month as economies began to reopen, the combined job losses in March and April 2020 exceeded 22 million. The average hourly earnings rate appeared to soar, growing at an annualized rate of 6.5% in May 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.1% over the twelve-month reporting period ended May 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not fully reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.7% year-over-year in April 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.4% and 4.0%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April 2020 meeting, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers, and the meeting minutes released during May 2020 underscored the Fed’s concerns about a potentially prolonged economic recovery.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, although it is expected to face a bumpy approval process. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.

Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019, but demand has been uneven in 2020 so far. Positive flows continued into early 2020, then municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows turned positive again in May 2020. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Maryland, Pennsylvania and Virginia during the twelve-month reporting period ended May 31, 2020?
In 2019, Maryland’s gross state product grew 1.5% compared to 2.5% the prior year, dropping its ranking to 35th among all states. Maryland’s economy has historically benefited from its proximity to the nation’s capital through job growth and drawing high income earners as residents. However, the state’s proximity to Washington D.C. means a greater dependency on federal employment than in most states, leaving it vulnerable to future federal cost-cutting. Government employment accounts for 19% of all state employment. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the

Portfolio Managers’ Comments (continued)
growth of public and private research facilities. The influence of the government sector and the presence of over 50 universities, have made Maryland a center for national security and medical and biomedical research. Per capita income within the state is 124% of the US average, and the median home value of $305,000 is 149% of the U.S. median. As of May 2020, the state’s unemployment rate registered 9.9%, which is below the national rate of 13.3%. The state has implemented various financial controls which add stability to its overall financial profile. Among them are five-year budget forecasts, constraining debt maturities to no more than 15 years, and restricting debt to no more than 4% of personal income and debt service to within 8% of revenues. The Maryland Constitution also requires the governor to include debt service in annual budget appropriations and the general assembly is prohibited from amending the budget to affect that debt service. Operating results were positive in Fiscal Year 2019 with a net general fund balance increase of $960 million, bringing the general fund balance up to $2.7 billion and the rainy day balance accounted for $876 million of the balance. Positive performance in Fiscal Year 2019 was largely driven by the increase in personal income tax collections which were up 6.8% year-over year. Unfortunately, structural budget gaps persist, and while the state has a strong history of enacting mid-year expenditure cuts to address budgetary shortfalls, it will likely become more challenging in the near-future given the impending COVID-19 crisis impact. Recent estimates project the state’s tax revenues could fall between $990 million and $1.1 billion in the current Fiscal Year, and general fund revenues falling by $2.1 billion to $2.6 billion in Fiscal Year 2021 the state' Fiscal Year End is June 30). Moody’s May 2020 state debt median report notes that Maryland ranked ninth for net tax-supported debt per capita ($2,323) and fourteenth as a percent of personal income (3.5%). While these figures are above average, the strength of the tax base can support this level of debt. As of May 2020, Moody’s, S&P and Fitch rated Maryland general obligation debt at Aaa/AAA/AAA with stable outlooks.
Pennsylvania has the sixth-largest economy among U.S. states, measured by a 2019 gross domestic product (GDP) of $813.5 billion. The Commonwealth is home to nearly 13 million residents, making it the fifth-largest state by population. Pennsylvania’s economy grew by 2.3% in 2019, which is right in line with the U.S. growth rate. The state’s year over- year job growth slowed in 2019 to 0.7%, down from 1.1% for 2018. Pennsylvania’s economy is fairly stable and tends to track the national economy, but with less volatility. The education and health care sectors represent an outsized 21.2% of total employment in the Commonwealth, compared with 15.9% for the nation. The governor declared a public health state of emergency on March 6, 2020 and a shelter in place order on March 23, 2020 which was extended until early June 2020 and then allowed to expire. Due to the COVID-29 crisis shutdown, Pennsylvania’s unemployment rate spiked to 13.1% in May 2020, which is slightly below the national rate of 13.3%. Pennsylvania came into the current economic downturn with a weaker financial position than most states. This is most evident in the commonwealth’s very slim budget reserve. Pennsylvania’s rainy day fund totaled just $25 million at the closing of Fiscal Year 2019. Through May 2020, General Fund collections were $2.6 billion, or -8.2%, below estimate. The state’s Independent Fiscal Office has predicted a $5 billion loss in revenues for Fiscal Years 2020 and 2021. The governor signed into law a five-month interim budget totaling $25.8 billion. The stop-gap measure holds funding flat for most state agencies through November 30. However, full-year money was provided to school district budgets, state-supported universities, debt service and school pension obligations. The governor had originally proposed a Fiscal Year 2021 budget totaling $36.1 billion, an increase of 4.2% over the prior year. State spending cuts for Fiscal Year 2021 have yet to be proposed (the state's Fiscal Year End is June 30). The commonwealth has an above-average debt burden relative to other states. Its net tax-supported debt totaled $19.4 billion in 2019, which is 2.6% of state personal income, compared to the Moody’s 50-state median of 2.0%. As of May 2020, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P.
Virginia’s economy is led by government, professional, and business services and its proximity to the Washington D.C. area has historically provided stability in the northern portion of the state. In 2019, the gross state product for Virginia grew 1.9% compared to 2.6% the prior year, moving its ranking down from 13th to 28th among all states. Government employment represents 18.6% of the Commonwealth’s job base (compared to the national average of 15.6%). The defense industry in particular plays an important role in Virginia’s economy, with the Commonwealth’s Hampton Roads area home to the nation’s largest concentration of military installations. As of May 2020 the state’s unemployment rate was 9.4%, which is below the national average of 13.3%. The state continues to benefit from good socioeconomic demographics with per capita income at 116% of the national average, and the median home value of $265,000 is 129% of the U.S. median. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in the Washington D.C. area rose 3.8% during the twelve months ended April 2020 (most recent data available at the time this report was prepared). Virginia’s history of both proactive and conservative fiscal management will aid in mitigating the potential magnitude of budgetary pressure stemming from the pandemic. The Commonwealth’s operating revenues are primarily dependent upon income taxes, followed by sales tax collections. With regard to expenditures, education accounts for the greatest amount of operating expenses followed by health and human services. Operating performance was favorable in Fiscal Year 2019 with general fund revenue growth exceeding projections leading to an approximately $798 million budgetary-basis surplus. Revenue outperformance was largely attributable to growth in collections of non-withholding individual income taxes because of federal tax changes. Strong operating performance continued into Fiscal Year 2020, as revenue collections through March 2020 were up 6.6% over the prior year. Like most states, the positive revenue growth trajectory reversed in May due to the pandemic. May 2020 month-end results indicate revenue collections are down 1.2%, and to reach forecast, June 2020 collections would have to come in at $3.3 billion (versus June 2019 collections of $2.4 billion). Lawmakers plan to reconvene in August 2020 to assess/amend Fiscal Years 2021 and 2022 revenue projections (the state's Fiscal Year End is June 30). The Commonwealth’s overall debt metrics are in line with U.S. state averages. Moody’s May 2020 state debt median report notes that Virginia ranked 16th in net tax-supported debt per capita ($1,677) and ranked 19th as a percent of personal income (2.8%). This compares to the U.S. state average net-tax supported debt per capita of $1,506 and average net tax-supported debt as a percentage of personal income at 2.6%. The Commonwealth’s ability to issue debt is controlled through a very complex debt capacity model that is revised on an annual basis. The majority of the Commonwealth’s outstanding debt is subject to appropriation, and only about 9% of outstanding debt carries the general obligation pledge. As of May 2020, Moody’s, S&P and Fitch rated Virginia general obligation debt at Aaa/AAA/AAA with stable outlooks.
How did the Funds perform during the twelve-month reporting period ended May 31, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Maryland, Pennsylvania and Virginia Funds underperformed the S&P Municipal Bond Index. All three Funds outperformed their respective Lipper classification averages.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2020?
The investment objective of each Fund is to provide as high a level of current income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Maryland Municipal Bond Fund
The Class A Shares of the Nuveen Maryland Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
The Fund’s credit quality positioning was a key detractor from performance relative to the index. Our emphasis of bonds with lower credit ratings and higher yields, and our corresponding large underweight in higher rated bonds, added value for much of the reporting period. This positioning turned meaningfully negative in March 2020, however, as investors’ aversion to risk prompted heavy sales of and steep declines for lower quality securities. Even in April and May 2020, when investors returned to the municipal bond market, they generally favored higher quality securities, causing further relative underperformance of lower quality debt. Unfortunately, the significant underperformance of lower quality bonds from March through May 2020 more than offset the positive impact of our bias toward them in the reporting period’s prior nine months.
Sector allocation was another negative performance driver. The Fund’s significant overweight in the health care sector detracted, as bonds in this category, many of which have lower credit ratings, lagged the market. In this market segment, our overweight in health care bonds was detrimental amid concerns about the impact of the COVID-19 crisis on nursing homes. The Fund’s underweight in tax-supported debt, particularly general obligation bonds, also hampered performance results. These generally high quality securities benefited from investors’ flight to safety during the final months of the reporting period, more than offsetting their prior underperformance during the rest of the reporting period.

Portfolio Managers’ Comments (continued)
Security selection also detracted from relative performance, as two of the Fund’s holdings saw their credit ratings downgraded to below investment grade. The Fund had a comparatively large position in debt of the Baltimore Convention Center, which came under stress amid declining hotel revenues due to the COVID-19 crisis and the shutdown of the U.S. economy. Despite its downgrade and our view that the securities could remain under stress for the near term, we continued to hold these bonds based on our view that the convention center has adequate reserves to withstand the current travel disruption and that it may continue to benefit from the strong financial support of the city of Baltimore.
The Fund’s holdings of Maryland Economic Development Corporation bonds issued for the Purple Line light-rail transit project also performed poorly. Its struggles reflected heightened risk about the project’s completion due to cost overruns and disagreement about financial responsibilities in this public/private partnership. Although the project’s ultimate completion remains in question as of the end of this reporting period, we maintained our stake in the securities due to our belief the bonds could be called (redeemed) at a premium price if the project is abandoned.
The Fund benefited from its duration, or interest rate, positioning. Rates declined overall during the reporting period, which proved helpful for relative performance. Because the Fund’s duration was longer (more rate sensitive) than that of the index, we benefited to a greater extent from the decline in rates.
From the beginning of the reporting period through February 2020, the Fund experienced significant shareholder inflows. These, along with proceeds from bond maturities and calls, left us with an unusually large amount of funds to invest. Unwilling to compromise the Fund’s long-term performance by rushing in to purchase unsuitable securities, we preferred to remain patient for more desirable opportunities. We sometimes used our available cash to purchase variable rate demand notes (VRDNs), very short-term securities whose coupon is reset on a daily or weekly basis. We saw these securities as effective placeholders in the portfolio as we awaited better long-term investment alternatives.
In the first half of the reporting period, we used some of our available cash to purchase bonds we found attractively valued, including certain higher quality bonds we believed were candidates for advance refunding, a type of municipal bond refinancing with the potential to provide a significant price boost for the securities. From late 2019 to early 2020, we made purchases across the duration and credit quality spectrums and among a range of sectors, highlighted by housing, health care and tax-supported issues. We also added to our holdings in Puerto Rico sales tax bonds (known as COFINAs) and out-of-state tobacco bonds. Like all debt issued by U.S. territories, COFINA bonds may include exemptions from federal, state and local taxes. When investing in out of state in tobacco securities, we were selective, focusing on those we believed offered enough yield and total return potential to offset the lack of a tax advantage for Maryland residents.
Besides providing a source of funds for bond purchases, our cash and VRDNs served an additional purpose in March 2020. As the municipal bond market sold off dramatically, the Fund experienced significant shareholder outflows. We mostly used our cash and sold some VRDNs to satisfy these redemptions, an approach that allowed us to remain patient as we awaited opportunities to sell bonds at reasonable prices. When we did sell bonds, we focused on those with relatively high quality and short durations, including pre-refunded securities, which were in more demand amid the market’s elevated volatility.
In April and May 2020, we took advantage of several opportunities to purchase bonds at what we considered very attractive prices and that we believed present our shareholders with compelling long-term value. Many of our purchases were focused on the health care sector, an area where we identified value for shareholders.
Nuveen Pennsylvania Municipal Bond Fund
The Class A Shares of the Nuveen Pennsylvania Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.

The main factor behind the Fund’s relative underperformance was its elevated exposure to lower rated municipal debt. These bonds, which carry increased credit risk, were especially weak performers for the overall reporting period, as the securities were hit hardest when the municipal bond market sold off sharply in March 2020. Although higher quality bonds bounced back sharply in the final weeks of the twelve-month time frame, lower quality debt did not recover to nearly the same degree. Thus, our overweighting in lower rated credit tiers, specifically in A rated bonds and below, was by far the biggest factor underlying the Fund’s relative underperformance.
The Fund slightly benefited from our duration (interest rate) positioning. Because the Fund’s duration was longer than that of the municipal bond market, we benefited to a greater extent as interest rates declined overall.
Investors encountered two very different sets of market conditions as we moved through the twelve-month reporting period. For roughly the first nine months, we were actively buying bonds across multiple sectors. Our acquisitions emphasized higher quality debt, which reflected the gradually less attractive value we were seeing among lower rated, riskier bonds. Our purchases during this time took place across multiple market sectors and included health care, school district, water/sewer, higher education and housing issues, among others.
Due to the Fund’s relatively long duration, we also allowed cash to build up in the portfolio. Because cash has little to no interest rate sensitivity, maintaining this elevated cash stake allowed us to keep the portfolio’s duration at a manageable level. In fact, this stance wound up being helpful in the reporting period’s final months. In March 2020, municipal bond market conditions deteriorated as investors became increasingly concerned about the economic impact of the COVID-19 crisis. With the increase in volatility, the Fund, like most others in the marketplace, experienced substantial redemption requests from shareholders. Fortunately, the Fund’s cash position provided ample liquidity to handle these redemptions and dampen the need to sell longer-term bonds we preferred to hold.
We selectively purchased bonds during the final months of the reporting period, though our primary emphasis remained on meeting redemption requests. In addition to using our available cash, we also selectively sold shorter-dated, higher quality bonds when we could obtain attractive prices. The effect of those sales was to see the portfolio’s duration creep back up in the reporting period’s final weeks. As interest rates declined, this increased duration added to the Fund’s relative performance. Late in the reporting period, we once again allowed cash to build up in the portfolio, both to better maintain our target duration and provide ourselves with enough liquidity to take advantage of future investment opportunities.
During the reporting period, the Fund hedged its duration through a short position in U.S. Treasury futures. With this hedge, we were able to accomplish our duration objectives without having to sell longer bonds we otherwise found attractive. These short Treasury futures had a negligible impact on the Fund’s relative performance during the reporting period.
Nuveen Virginia Municipal Bond Fund
The Class A Shares of the Nuveen Virginia Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
A key factor behind this underperformance was the Fund’s sector allocation. The Fund experienced weak results from an overweight exposure to bonds for toll roads, which experienced significant declines in traffic and revenue resulting from the COVID-19 crisis. We maintained our holdings in this sector, encouraged by the slow reopening of the Virginia economy and traffic recovery on toll roads toward the end of the reporting period.
Our allocation to debt issued by continuing care retirement centers (CCRC) also hurt performance versus the index. The bonds performed poorly as the COVID-19 crisis proved especially compromising to the elderly, a situation that severely limited facilities’ ability to generate revenue through new admissions while also boosting their costs as they sought to protect patients. Further weighing on our results was the Fund’s overweight in land-secured securities, another category that trailed the index return.

Portfolio Managers’ Comments (continued)
The Fund’s credit quality profile also detracted from performance. Throughout the reporting period, we remained overweight bonds with the lower investment grade rating of BBB and underweight securities rated AAA, the highest credit tier. For the full reporting period, however, higher rated bonds outperformed their lower rated counterparts, reflecting the poor performance of weaker quality securities in March 2020 amid heavy selling of municipal bonds with more credit risk. Although lower quality bonds rallied somewhat in April and May 2020, they continued to lag high quality securities, which investors returning to the municipal market tended to favor.
The Fund’s duration (interest rate) positioning contributed to performance. Despite a brief spike in interest rates in March 2020, rates finished lower overall for the reporting period. The Fund’s positioning therefore added value, because the portfolio’s duration was longer than the index, and the Fund was positioned to capture more of the beneficial effects of declining rates.
Unlike most municipal bond mutual funds, the Fund received significant and steady shareholder inflows throughout the entire reporting period. Coupled with the proceeds we received from bond maturities and bond calls, these inflows afforded us ample funds we could use to purchase bonds for the Fund.
In roughly the first half of the reporting period, our purchases were focused on higher yielding opportunities when available, as such securities were relatively limited in the Virginia municipal bond market at that time. To remain invested, we also added to existing holdings in highly liquid bonds we believed could be easily sold should attractive higher yielding opportunities emerge. In fact, a few such opportunities presented themselves in December 2019, and we were prepared to take advantage of them. Other purchases around this time included certain higher quality bonds we believed offered good long-term value for our shareholders.
In April and May 2020, we found greater opportunity to purchase higher yielding bonds at attractive prices. These lower rated credits had suffered the most in the March 2020 market downturn, when managers of municipal bond funds were often forced to sell holdings to meet shareholder redemptions. We were active in the health care sector, where a wave of new issuance further weighed on prices. Our hospital bond purchases included issues of Bon Secours Health, Arlington Hospital and Chesapeake Regional Medical Center. We identified another pocket of opportunity among Guam Waterworks Authority bonds. Like those of other U.S. territories, bonds of Guam may include exemption from most federal, state and local taxes.
The Fund maintained steady shareholder inflows throughout the reporting period. Therefore, because the Fund was not experiencing redemptions from investors, it could avoid selling portfolio holdings at distressed prices. The Fund did, however, take advantage of market conditions in March 2020 to engage in tax loss swaps. This approach involved exchanging certain lower yielding bonds for similar higher yielding securities. With this strategy, we improved the Fund’s income and generated tax losses we can apply against future gains.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Maryland Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	1.79%	3.07%	3.51%	0.84%
Class A Shares at maximum Offering Price	9/07/94	(2.46)%	2.19%	3.07%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Maryland Municipal Debt Funds Classification Average	—	1.56%	2.50%	3.01%	—
Class C2 Shares	9/16/94	1.14%	2.51%	2.94%	1.38%
Class I Shares	2/28/92	2.01%	3.28%	3.72%	0.64%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	0.98%	2.25%	2.82%	1.63%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Pennsylvania Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/29/86	3.02%	3.62%	4.28%	0.80%
Class A Shares at maximum Offering Price	10/29/86	(1.31)%	2.74%	3.83%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Pennsylvania Municipal Debt Funds Classification Average	—	2.03%	3.06%	3.62%	—
Class C2 Shares	2/02/94	2.39%	3.05%	3.70%	1.35%
Class I Shares	2/03/97	3.24%	3.82%	4.48%	0.60%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.12%	2.78%	3.44%	1.60%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Virginia Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/27/86	2.94%	3.39%	3.83%	0.80%
Class A Shares at maximum Offering Price	3/27/86	(1.36)%	2.51%	3.38%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Virginia Municipal Debt Funds Classification Average	—	2.56%	2.80%	3.18%	—
Class C2 Shares	10/04/93	2.40%	2.81%	3.26%	1.35%
Class I Shares	2/03/97	3.06%	3.57%	4.03%	0.60%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.13%	2.56%	3.16%	1.60%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.37%	1.64%	1.92%	2.64%
SEC 30-Day Yield	1.96%	1.27%	1.51%	2.24%
Taxable-Equivalent Yield (46.6%)[2]	3.62%	2.35%	2.79%	4.14%
Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.47%	1.78%	2.04%	2.79%
SEC 30-Day Yield	1.68%	0.97%	1.22%	1.94%
Taxable-Equivalent Yield (43.9%)[2]	2.99%	1.73%	2.17%	3.46%
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.50%	1.81%	2.08%	2.83%
SEC 30-Day Yield	1.72%	1.01%	1.26%	1.99%
Taxable-Equivalent Yield (46.6%)[2]	3.20%	1.88%	2.34%	3.70%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Maryland Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.3%
Common Stocks	0.0%
Other Assets Less Liabilities	1.7%
Net Assets	100%

States and Territories (% of total municipal bonds)
Maryland	83.4%
Guam	4.0%
Puerto Rico	3.1%
California	2.5%
District of Columbia	2.4%
New York	1.3%
Virgin Islands	1.1%
Texas	1.0%
New Jersey	0.4%
Pennsylvania	0.4%
Ohio	0.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	18.9%
Health Care	18.8%
Tax Obligation/General	13.8%
Housing/Multifamily	7.6%
Transportation	6.7%
Housing/Single Family	6.3%
Long-Term Care	6.2%
Education and Civic Organizations	5.3%
U.S. Guaranteed	5.3%
Other	11.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.3%
AAA	14.6%
AA	26.8%
A	25.5%
BBB	10.8%
BB or Lower	8.0%
N/R (not rated)	9.0%
N/A (not applicable)	0.0%
Total	100%

Nuveen Pennsylvania Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	93.6%
Common Stocks	2.6%
Short-Term Municipal Bonds	1.5%
Other Assets Less Liabilities	2.3%
Net Assets	100%

States and Territories (% of total municipal bonds)
Pennsylvania	99.8%
Guam	0.2%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	18.6%
Health Care	17.8%
Education and Civic Organizations	14.9%
Housing/Single Family	8.7%
Transportation	7.6%
Utilities	7.5%
Tax Obligation/Limited	6.5%
U.S. Guaranteed	6.1%
Water and Sewer	5.5%
Long-Term Care	5.1%
Other	1.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.1%
AAA	1.7%
AA	40.9%
A	33.0%
BBB	10.6%
BB or Lower	3.5%
N/R (not rated)	1.6%
N/A (not applicable)	2.6%
Total	100%

Holding Summaries    as of May 31, 2020 (continued)
Nuveen Virginia Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.4%
Common Stocks	0.1%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	1.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
Virginia	80.4%
District of Columbia	9.0%
Guam	3.3%
Puerto Rico	2.8%
Virgin Islands	1.8%
California	1.2%
Texas	0.7%
Pennsylvania	0.4%
Colorado	0.3%
New York	0.1%
Total	100%
Portfolio Composition (% of total investments)
Transportation	26.0%
Tax Obligation/Limited	24.0%
Health Care	12.4%
Education and Civic Organizations	9.2%
U.S. Guaranteed	7.0%
Tax Obligation/General	6.1%
Other	15.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.0%
AAA	9.1%
AA	47.9%
A	12.7%
BBB	11.9%
BB or Lower	6.0%
N/R (not rated)	5.3%
N/A (not applicable)	0.1%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2020.
The beginning of the period is December 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 994.14	$ 989.96	$ 991.35	$ 996.12
Expenses Incurred During the Period	$ 4.04	$ 8.01	$ 6.72	$ 3.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.95	$1,016.95	$1,018.25	$1,021.95
Expenses Incurred During the Period	$ 4.09	$ 8.12	$ 6.81	$ 3.08
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.35% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.46	$1,004.45	$1,004.89	$1,009.56
Expenses Incurred During the Period	$ 3.92	$ 7.92	$ 6.62	$ 2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.10	$1,018.40	$1,022.10
Expenses Incurred During the Period	$ 3.94	$ 7.97	$ 6.66	$ 2.93
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.32% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.13	$ 999.28	$1,000.60	$1,004.31
Expenses Incurred During the Period	$ 3.91	$ 7.90	$ 6.60	$ 2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.10	$1,018.40	$1,022.10
Expenses Incurred During the Period	$ 3.94	$ 7.97	$ 6.66	$ 2.93
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.32% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust I and Shareholders of
Nuveen Maryland Municipal Bond Fund,
Nuveen Pennsylvania Municipal Bond Fund and
Nuveen Virginia Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (three of the funds constituting Nuveen Multistate Trust I, hereafter, collectively referred to as the "Funds") as of May 31, 2020, the related statements of operations for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2020 and each of the financial highlights for each of the five years in the period ended May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 29, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Maryland Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.3%
	MUNICIPAL BONDS – 98.3%
	Consumer Discretionary – 1.7%
$ 4,000	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/39	9/27 at 100.00	BB	$3,635,400
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 0.000%, 12/01/31 (4)	6/20 at 100.00	N/R	600,000
5,000	Total Consumer Discretionary			4,235,400
	Consumer Staples – 2.6%
920	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	929,816
545	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2002, 5.500%, 5/15/39	6/20 at 100.00	Ba1	547,834
1,140	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/20 at 100.00	N/R	1,071,155
830	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	868,197
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/46	6/28 at 100.00	BBB+	1,098,720
55	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	6/20 at 100.00	A3	55,077
1,900	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,772,263
6,390	Total Consumer Staples			6,343,062
	Education and Civic Organizations – 5.2%
1,500	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary's University Inc, Series 2017A, 5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	1,433,025
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A-	732,956
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	A-	560,750
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	554,865
2,625	4.250%, 7/01/41	7/23 at 100.00	AA+	2,819,749
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014, 4.000%, 10/01/39	10/24 at 100.00	A	516,180
1,210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2019A, 5.000%, 10/01/49	10/29 at 100.00	A	1,366,247
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	1,056,630

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
$ 385	5.000%, 6/01/29	6/26 at 100.00	Baa1	$437,607
700	5.000%, 6/01/33	6/26 at 100.00	Baa1	777,938
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
315	5.000%, 6/01/36	6/26 at 100.00	Baa1	347,045
235	5.000%, 6/01/42	6/26 at 100.00	Baa1	255,755
1,100	Maryland Industrial Development Financing Authority, Economic Development Revenue Bonds, McDonogh School Inc, Sereis 2019, 4.000%, 9/01/43	3/29 at 100.00	A+	1,263,581
475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A+	516,928
335	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	A+	336,504
12,080	Total Education and Civic Organizations			12,975,760
	Energy – 1.1%
2,760	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB-	2,771,702
	Health Care – 18.5%
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
660	4.000%, 7/01/32	7/25 at 100.00	A-	705,329
1,650	4.250%, 7/01/35	7/25 at 100.00	A-	1,759,230
1,000	5.000%, 7/01/45	7/25 at 100.00	A-	1,078,500
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
750	5.000%, 7/01/34	7/27 at 100.00	Baa3	838,545
500	5.000%, 7/01/38	7/27 at 100.00	Baa3	543,745
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB+	99,669
1,250	5.000%, 7/01/38	7/26 at 100.00	BBB+	1,377,812
440	4.000%, 7/01/42	7/26 at 100.00	BBB+	456,249
625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa3	654,206
1,770	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	1,903,776
1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	7/22 at 100.00	A-	1,720,278
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	A+	564,760

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017:
$ 345	5.000%, 7/01/33	7/27 at 100.00	A+	$410,909
500	4.000%, 7/01/42	7/27 at 100.00	A+	544,190
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,000	4.000%, 7/01/35	7/25 at 100.00	A+	1,086,520
750	5.000%, 7/01/40	7/25 at 100.00	A+	840,690
955	4.125%, 7/01/47	7/25 at 100.00	A+	1,015,576
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
1,000	5.000%, 5/15/42	5/27 at 100.00	A	1,136,730
1,500	5.000%, 5/15/45	5/27 at 100.00	A	1,695,405
900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB+	949,140
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015:
1,340	5.000%, 7/01/33	7/24 at 100.00	A	1,478,275
1,065	5.000%, 7/01/34	7/24 at 100.00	A	1,172,970
1,250	5.000%, 7/01/45	7/24 at 100.00	A	1,352,400
1,560	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2020A, 5.000%, 7/01/34	7/30 at 100.00	A	1,870,518
2,075	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	AA-	2,417,354
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
2,250	4.000%, 7/01/43	7/22 at 100.00	A	2,299,500
5,700	5.000%, 7/01/43	7/22 at 100.00	A	5,969,097
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	A	2,898,525
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2020B, 4.000%, 4/15/45	4/30 at 100.00	A	2,678,050
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
3,000	4.000%, 12/01/44	6/25 at 100.00	AA-	3,174,630
1,000	5.000%, 12/01/44	6/25 at 100.00	AA-	1,127,000
42,090	Total Health Care			45,819,578
	Housing/Multifamily – 7.4%
2,000	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	A+	2,176,840
640	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	689,862
1,660	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013, 5.000%, 10/01/28	10/23 at 100.00	A+	1,855,465

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,430	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2014D, 4.000%, 7/01/45	1/24 at 100.00	AA+	$1,499,098
235	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42	1/27 at 100.00	AA+	250,710
1,480	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2018A, 3.950%, 7/01/43	1/28 at 100.00	AA+	1,625,010
1,750	Maryland Community Development Administration, Department of Housing and Community Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,882,020
575	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017, 5.000%, 7/01/32	7/27 at 100.00	BBB	631,183
500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 5.000%, 6/01/34	6/23 at 100.00	Baa3	522,835
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/27	7/22 at 100.00	BBB-	1,046,440
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland - Baltimore Project, Refunding Senior Lien Series 2015:
255	5.000%, 7/01/31	7/25 at 100.00	BBB-	271,111
475	5.000%, 7/01/35	7/25 at 100.00	BBB-	498,199
1,140	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	6/20 at 100.00	AA	1,140,764
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
1,145	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	1,329,963
520	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	583,710
50	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	6/20 at 100.00	Aa2	50,174
1,250	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.650%, 7/01/34	7/24 at 100.00	Aaa	1,321,463
1,000	Montgomery County Housing Opportunities Commission, Maryland, Program Revenue Bonds, Series 2019C, 3.300%, 7/01/39 (AMT)	1/28 at 100.00	Aa2	1,051,620
17,105	Total Housing/Multifamily			18,426,467
	Housing/Single Family – 6.2%
1,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa1	1,457,069
2,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C, 3.200%, 9/01/28	3/24 at 100.00	Aa1	2,670,825
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa1	1,076,740
500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2018A, 4.100%, 9/01/38	9/27 at 100.00	Aa1	557,430
1,335	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa1	1,466,551

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019B:
$ 2,500	3.200%, 9/01/39	9/28 at 100.00	Aa1	$2,697,175
1,345	3.350%, 9/01/42	9/28 at 100.00	Aa1	1,450,690
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C:
550	5.000%, 9/01/28	No Opt. Call	Aa1	709,924
800	5.000%, 3/01/30	3/29 at 100.00	Aa1	1,036,576
1,000	3.000%, 3/01/42	3/29 at 100.00	Aa1	1,046,730
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Taxable Series 2019D, 3.200%, 7/01/44	7/29 at 100.00	AA+	1,066,110
13,895	Total Housing/Single Family			15,235,820
	Long-Term Care – 6.1%
1,000	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016, 5.000%, 1/01/37	1/26 at 100.00	A	1,070,700
1,750	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2020, 4.000%, 1/01/45	1/27 at 103.00	A	1,768,025
2,000	Baltimore County, Maryland, Revenue Bonds, Riderwood Village Inc Facility, Series 2020, 4.000%, 1/01/45	1/27 at 103.00	A	2,087,380
1,200	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated Group Project, Refunding Series 2018A, 5.000%, 1/01/33	1/24 at 104.00	BBB	1,271,328
1,250	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/44	4/27 at 100.00	N/R	1,096,787
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
700	5.000%, 1/01/36	7/26 at 100.00	A	763,847
835	5.000%, 1/01/45	7/26 at 100.00	A	895,947
1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	6/20 at 100.00	A	1,965,943
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1:
575	5.000%, 11/01/30	11/24 at 103.00	BB-	579,583
950	5.000%, 11/01/32	11/24 at 103.00	BB-	946,485
100	5.000%, 11/01/37	11/24 at 103.00	BB-	96,281
430	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	6/20 at 100.00	BB-	404,428
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500	5.000%, 11/01/42	11/24 at 103.00	BB-	466,165
100	5.000%, 11/01/47	11/24 at 103.00	BB-	91,247
1,500	Washington County County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019B, 5.000%, 1/01/30	1/29 at 100.00	BBB+	1,651,320
14,855	Total Long-Term Care			15,155,466

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 13.5%
$ 2,040	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32	No Opt. Call	AA	$1,569,923
1,325	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Refunding Series 2015A, 5.000%, 2/15/21	No Opt. Call	AAA	1,370,500
1,000	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Series 2020A, 4.000%, 8/15/37	8/30 at 100.00	AAA	1,224,850
1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Bidding Group 2 Second Series 2018-2, 5.000%, 8/01/29	8/28 at 100.00	AAA	1,336,430
	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2017A:
1,000	5.000%, 3/15/23	No Opt. Call	AAA	1,133,540
1,000	5.000%, 3/15/31	3/27 at 100.00	AAA	1,270,900
2,085	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2019, 5.000%, 3/15/27	No Opt. Call	AAA	2,698,553
2,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	2,113,480
5,645	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2008, 0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	4,448,542
3,000	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2019A, 5.000%, 7/15/30	7/29 at 100.00	AAA	4,096,620
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
2,575	5.000%, 6/01/27	6/26 at 100.00	AAA	3,241,539
1,300	5.000%, 6/01/35	6/26 at 100.00	AAA	1,585,376
2,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	2,097,440
2,500	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2018, 4.000%, 6/01/39	6/28 at 100.00	AAA	2,939,575
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/49	8/25 at 37.14	Aaa	2,403,030
35,470	Total Tax Obligation/General			33,530,298
	Tax Obligation/Limited – 18.6%
1,800	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2017, 5.000%, 10/01/27	10/26 at 100.00	AAA	2,283,804
2,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2019, 5.000%, 10/01/44	10/29 at 100.00	AAA	2,582,840
1,000	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.375%, 6/01/36	6/26 at 100.00	N/R	955,080
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
460	4.500%, 9/01/33	9/27 at 100.00	N/R	446,559
120	5.000%, 9/01/38	9/27 at 100.00	N/R	120,007

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 755	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.000%, 6/01/36	6/26 at 100.00	N/R	$726,046
650	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2019A, 3.500%, 6/01/39, 144A	6/29 at 100.00	N/R	549,061
250	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2019B, 3.700%, 6/01/39, 144A	6/23 at 100.00	N/R	212,630
	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Refunding Series 2019:
205	4.000%, 7/01/29	1/29 at 100.00	N/R	199,358
335	5.000%, 7/01/36	1/29 at 100.00	N/R	336,377
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
49	5.600%, 7/01/20 – RAAI Insured	6/20 at 100.00	AA	49,202
115	5.700%, 7/01/29 – RAAI Insured	6/20 at 100.00	AA	115,454
170	Frederick County, Maryland, Tax Increment and Special Tax B Limited Obligation Bonds, Oakdale-Lake Linganore Project, Series 2019, 3.750%, 7/01/39	7/29 at 100.00	N/R	144,806
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,835	5.000%, 7/01/30	7/20 at 100.00	A-	1,840,909
3,055	5.000%, 7/01/40	7/20 at 100.00	A-	3,063,554
670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	683,186
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,057,020
1,015	5.000%, 12/01/33	12/26 at 100.00	BB	1,077,260
500	5.000%, 12/01/46	12/26 at 100.00	BB	521,600
725	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 5.800%, 2/15/34	2/24 at 100.00	N/R	667,000
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A:
600	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	567,726
550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	519,376
1,285	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/34	7/25 at 100.00	N/R	1,223,744
1,000	Maryland Community Development Administration, Local Government Infrastructure Bonds, Subordinate Obligation Series 2019B-2, 4.000%, 6/01/49	6/29 at 100.00	Aa3	1,143,640
185	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 4.500%, 7/01/44	1/27 at 100.00	N/R	163,159
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
1,000	5.000%, 5/01/32	5/26 at 100.00	AA	1,168,730
1,200	5.000%, 5/01/33	5/26 at 100.00	AA	1,395,972
1,000	5.000%, 5/01/35	5/26 at 100.00	AA	1,156,820
3,250	5.000%, 5/01/41	5/26 at 100.00	AA	3,709,647

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/36	5/28 at 100.00	AA	$2,393,180
25	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	24,367
2,000	Prince George's County, Maryland, Certificates of Participation, University of Maryland Capital Region Medical Center, Series 2018, 5.000%, 10/01/38	10/28 at 100.00	AA+	2,519,640
3,520	Prince George's County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	6/20 at 100.00	N/R	3,529,821
384	Prince George's County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	6/20 at 100.00	N/R	384,384
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
32	0.000%, 7/01/24	No Opt. Call	N/R	28,183
55	0.000%, 7/01/27	No Opt. Call	N/R	43,442
54	0.000%, 7/01/29	7/28 at 98.64	N/R	39,128
70	0.000%, 7/01/31	7/28 at 91.88	N/R	46,076
78	0.000%, 7/01/33	7/28 at 86.06	N/R	46,834
57	4.500%, 7/01/34	7/25 at 100.00	N/R	57,655
2,610	0.000%, 7/01/51	7/28 at 30.01	N/R	495,117
2,965	5.000%, 7/01/58	7/28 at 100.00	N/R	2,974,666
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
1,000	4.329%, 7/01/40	7/28 at 100.00	N/R	962,500
47	4.784%, 7/01/58	7/28 at 100.00	N/R	45,667
3	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured COFINA Project Series 2019A-2, 4.536%, 7/01/53	7/28 at 100.00	N/R	2,822
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	1,086,960
1,000	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	A	1,114,860
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006:
625	4.000%, 10/01/20 – FGIC Insured	6/20 at 100.00	Baa2	626,437
1,000	5.000%, 10/01/28 – FGIC Insured	6/20 at 100.00	Baa2	1,015,650
45,304	Total Tax Obligation/Limited			46,117,956
	Transportation – 6.6%
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
120	5.000%, 7/01/33 (AMT)	7/28 at 100.00	A	131,741
425	5.000%, 7/01/34 (AMT)	7/28 at 100.00	A	465,515
300	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A, 5.000%, 6/01/44 (AMT)	6/29 at 100.00	Baa3	304,695
1,940	Maryland Economic Development Corporation Economic Development Revenue Bonds, Transportation Facilities Project, Refunding Series 2017A, 5.000%, 6/01/35	6/28 at 100.00	Baa3	2,013,002

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,600	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO Airport Real Estate Group, Series 2019, 4.000%, 7/01/39 (AMT)	7/29 at 100.00	BBB	$1,674,848
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
500	4.000%, 6/01/38	6/28 at 100.00	BBB-	429,895
315	4.000%, 6/01/58	6/28 at 100.00	BBB-	240,021
1,275	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58	6/28 at 100.00	BBB	1,282,892
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
2,650	5.000%, 3/31/41 (AMT)	9/26 at 100.00	BB	2,596,073
500	5.000%, 3/31/46 (AMT)	9/26 at 100.00	BB	488,620
500	Maryland Economic Development Corporation, Private Activity Revenue Bonds FCP, Purple Line Light Rail Project, Green Bonds, Series 2016B, 5.000%, 9/30/26 (AMT)	11/21 at 100.00	BB	496,315
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
85	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB-	82,069
340	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB-	327,855
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
1,500	5.000%, 7/01/30	7/27 at 100.00	AA	1,842,795
1,000	5.000%, 7/01/36	7/27 at 100.00	AA	1,186,930
1,390	5.000%, 7/01/37	7/27 at 100.00	AA	1,645,190
1,000	5.000%, 7/01/42	7/27 at 100.00	AA	1,170,930
15,440	Total Transportation			16,379,386
	U.S. Guaranteed – 5.2% (5)
795	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	933,219
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	1,075,160
475	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	520,538
2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	2,697,357
1,415	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	1,648,532
345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	377,671
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/26 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R	3,572,190

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA-	$ 2,140,320
11,640	Total U.S. Guaranteed			12,964,987
	Utilities – 2.0%
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22) (4)	No Opt. Call	N/R	1,000,000
	Guam Power Authority, Revenue Bonds, Refunding Series 2017A:
825	5.000%, 10/01/33	10/27 at 100.00	BBB	896,899
200	5.000%, 10/01/38	10/27 at 100.00	BBB	214,046
2,000	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,143,080
705	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	721,835
4,730	Total Utilities			4,975,860
	Water and Sewer – 3.6%
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	Aa2	1,254,520
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,509,040
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	A+	2,359,480
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	447,964
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
500	5.000%, 7/01/27	7/26 at 100.00	A-	556,250
500	5.000%, 1/01/46	7/26 at 100.00	A-	534,695
155	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	163,525
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	CC	990,000
7,570	Total Water and Sewer			8,815,474
$ 234,329	Total Municipal Bonds (cost $234,418,812)			243,747,216

Shares	Description (1)	Value
	COMMON STOCKS – 0.0%
	Airlines – 0.0%
14,180	American Airlines Group Inc., (6), (7)	$ 148,890
	Total Common Stocks (cost $425,978)	148,890
	Total Long-Term Investments (cost $234,844,790)	243,896,106
	Other Assets Less Liabilities – 1.7%	4,135,941
	Net Assets – 100%	$ 248,032,047

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

Nuveen Pennsylvania Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.2%
	MUNICIPAL BONDS – 93.6%
	Consumer Staples – 0.3%
$ 960	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)	No Opt. Call	AA-	$ 1,305,706
	Education and Civic Organizations – 13.6%
2,495	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA	2,585,519
2,080	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2020A, 5.000%, 2/01/30	No Opt. Call	AA	2,842,466
1,405	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2016, 5.000%, 10/15/34	10/26 at 100.00	Baa3	1,441,108
515	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2017, 5.000%, 10/15/37	10/27 at 100.00	Baa3	525,465
295	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020, 5.000%, 10/01/39	10/29 at 100.00	BB+	291,023
2,580	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, George School Project, Series 2019, 3.000%, 9/15/49	9/29 at 100.00	AA-	2,733,742
1,205	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB-	1,293,399
305	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	BBB-	318,515
785	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	A-	764,111
330	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	335,923
920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	6/20 at 100.00	AA	920,147
1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,246,950
3,500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2015, 5.000%, 8/01/45	8/25 at 100.00	AA-	3,907,085
1,430	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	1,222,993
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
290	3.125%, 5/01/34	5/26 at 100.00	BBB+	251,842
210	3.250%, 5/01/36	5/26 at 100.00	BBB+	179,359
355	3.500%, 5/01/41	5/26 at 100.00	BBB+	296,169

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2017:
$ 100	3.375%, 11/01/33	11/27 at 100.00	A-	$93,481
1,090	4.000%, 11/01/40	11/27 at 100.00	A-	1,039,053
1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,135,145
1,800	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2016, 3.000%, 10/01/37	10/26 at 100.00	A	1,752,930
1,270	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48	9/28 at 100.00	A	1,421,130
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
3,700	4.000%, 9/01/44	9/29 at 100.00	A	3,895,878
580	4.000%, 9/01/49	9/29 at 100.00	A	607,237
2,075	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette College, Refunding Series 2018, 4.000%, 11/01/38	11/28 at 100.00	Aa3	2,373,779
465	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/20 at 100.00	Aa3	465,749
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College, Series 2016-004:
630	2.625%, 11/01/31	5/26 at 100.00	BBB+	590,392
690	3.000%, 11/01/42	5/26 at 100.00	BBB+	601,507
1,150	5.000%, 11/01/46	5/26 at 100.00	BBB+	1,203,210
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
815	5.000%, 12/01/38	12/24 at 100.00	AA+	931,912
670	5.000%, 12/01/44	12/24 at 100.00	AA+	760,189
1,015	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Series 2019, 4.000%, 12/01/48	6/29 at 100.00	AA+	1,174,974
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2016, 4.000%, 5/01/36	5/26 at 100.00	A	1,576,425
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012:
280	4.000%, 5/01/32	11/22 at 100.00	BBB-	260,974
1,000	5.000%, 5/01/42	11/22 at 100.00	BBB-	1,000,860
2,375	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A	2,569,465
220	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A	229,511
1,260	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2018A, 3.375%, 2/15/35	2/28 at 100.00	AA+	1,398,512

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
$ 170	4.000%, 11/01/39	11/22 at 100.00	Baa1	$145,138
1,180	5.000%, 11/01/42	11/22 at 100.00	Baa1	1,127,337
1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	Baa1	1,300,298
385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A-	398,525
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BB-	1,006,600
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017, 5.000%, 5/01/36	11/27 at 100.00	BBB-	1,016,170
1,400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43, 144A	6/20 at 100.00	BB	1,402,156
3,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph?s University Project, Refunding Series 2020A, 4.000%, 11/01/45	11/29 at 100.00	A-	3,099,360
2,345	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Temple University, First Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	2,655,384
910	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, 5.000%, 3/15/45, 144A	3/28 at 100.00	BB+	874,201
835	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	A-	867,807
1,895	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	BB+	1,745,124
2,110	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A-	2,155,724
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
665	5.000%, 11/01/32	11/25 at 100.00	A-	699,075
260	5.000%, 11/01/33	11/25 at 100.00	A-	272,436
260	4.000%, 11/01/35	11/25 at 100.00	A-	255,840
63,350	Total Education and Civic Organizations			66,259,304
	Health Care – 17.4%
10,545	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44	4/28 at 100.00	A	10,911,755
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
1,000	4.000%, 7/15/36	7/29 at 100.00	A	1,095,770
1,170	4.000%, 7/15/39	7/29 at 100.00	A	1,269,742
10,000	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50	11/27 at 100.00	BBB+	10,363,100
1,000	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's University Health Network Project, Series 2019, 4.000%, 8/15/50	8/28 at 100.00	A-	1,062,650

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,125	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A+	$2,244,085
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
295	5.000%, 11/15/41	11/25 at 100.00	AA-	332,282
615	5.000%, 11/15/46	11/25 at 100.00	AA-	687,189
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A:
1,000	4.000%, 10/01/36	10/27 at 100.00	AA	1,134,830
1,365	4.000%, 10/01/37	10/27 at 100.00	AA	1,544,538
5,000	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50	9/30 at 100.00	AA	5,655,800
2,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2019, 4.000%, 11/01/44	11/29 at 100.00	A+	2,172,580
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A:
510	3.000%, 6/01/33	6/26 at 100.00	A	527,570
585	5.000%, 6/01/35	6/26 at 100.00	A	668,228
730	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	764,587
500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB-	540,040
1,025	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	BBB-	1,114,534
4,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 5.000%, 7/15/48	1/28 at 100.00	A-	4,572,000
1,485	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA-	1,646,761
1,045	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45	2/27 at 100.00	AA-	1,215,743
255	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba2	272,057
2,750	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA	3,164,755
1,935	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA	2,238,098
3,850	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35	7/26 at 100.00	A+	4,175,864
2,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	A+	2,083,400
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
360	3.000%, 11/01/36	5/26 at 100.00	A	368,518
3,670	4.000%, 11/01/46	5/26 at 100.00	A	3,873,171

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,010	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	11/22 at 100.00	A	$2,087,405
1,050	Monroe County Hospital Authority,Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/41	7/26 at 100.00	A+	1,197,546
2,730	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Ba1	2,882,116
2,000	Philadelphia Hospitals and Higher Education Facilities Authoirty, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB-	2,083,940
695	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children's Hospital of Philadelphia, Series 2011C, 5.000%, 7/01/41	7/21 at 100.00	AA	716,830
2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	2,224,820
2,035	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	2,245,012
3,040	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	Aa3	3,687,368
555	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30	7/27 at 100.00	BBB-	619,469
125	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	AA-	129,020
530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA-	559,701
475	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	Baa1	476,135
78,060	Total Health Care			84,609,009
	Housing/Multifamily – 0.3%
650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	581,379
485	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BBB-	486,057
100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Baa3	102,212
209	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	6/20 at 100.00	Baa3	204,116
1,444	Total Housing/Multifamily			1,373,764

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 8.5%
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
$ 2,560	3.300%, 10/01/32	10/21 at 100.00	AA+	$2,610,509
1,980	3.650%, 10/01/37	10/21 at 100.00	AA+	2,013,541
880	3.700%, 10/01/42	10/21 at 100.00	AA+	893,473
540	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115B, 4.000%, 10/01/38	10/22 at 100.00	AA+	559,597
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
780	3.950%, 10/01/40	10/24 at 100.00	AA+	825,006
995	4.000%, 4/01/45	10/24 at 100.00	AA+	1,051,954
710	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B, 3.900%, 10/01/35	10/24 at 100.00	AA+	758,181
1,420	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	1,490,006
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	5,246,050
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
1,325	3.100%, 10/01/36	10/25 at 100.00	AA+	1,396,113
6,295	3.200%, 10/01/41	10/25 at 100.00	AA+	6,586,647
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B:
1,120	3.450%, 10/01/32	10/26 at 100.00	AA+	1,227,150
1,030	3.900%, 10/01/37	10/26 at 100.00	AA+	1,123,534
2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.500%, 10/01/37	10/26 at 100.00	AA+	2,134,820
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125B, 3.700%, 10/01/47	4/27 at 100.00	AA+	1,071,550
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2018-126A:
1,850	3.700%, 10/01/33	4/27 at 100.00	AA+	2,041,826
1,755	3.950%, 10/01/38	4/27 at 100.00	AA+	1,926,692
6,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 3.350%, 10/01/45	10/28 at 100.00	AA+	6,413,400
2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 3.000%, 10/01/46	10/28 at 100.00	AA+	2,083,740
39,240	Total Housing/Single Family			41,453,789
	Industrials – 0.6%
250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	253,775

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A (WI/DD, Settling 9/22/20)	6/30 at 100.00	N/R	$253,635
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
955	5.000%, 11/01/27 (AMT)	11/22 at 100.00	A1	1,050,729
410	5.000%, 11/01/41 (AMT)	11/22 at 100.00	A1	444,617
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2011, 2.150%, 7/01/41 (AMT) (Mandatory Put 7/01/24)	No Opt. Call	A-	1,008,590
2,865	Total Industrials			3,011,346
	Long-Term Care – 5.0%
1,510	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	BBB	1,505,968
1,600	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, The Highlands at Wyomissing, Series 2018, 5.000%, 5/15/48	5/25 at 102.00	BBB	1,569,248
90	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	85,257
860	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51	12/25 at 103.00	N/R	745,439
	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2016:
355	5.000%, 1/01/28	1/26 at 100.00	BBB+	370,808
1,000	5.000%, 1/01/29	1/26 at 100.00	BBB+	1,042,510
910	5.000%, 1/01/30	1/26 at 100.00	BBB+	944,871
135	3.250%, 1/01/36	1/26 at 100.00	BBB+	116,851
2,055	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,712,884
3,450	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania Obligated Group, Refunding Series 2019, 5.000%, 1/01/45	1/25 at 104.00	N/R	2,908,039
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
1,845	4.000%, 1/01/33	1/25 at 100.00	BBB+	1,778,488
2,250	5.000%, 1/01/38	1/25 at 100.00	BBB+	2,292,593
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A:
285	4.125%, 1/01/38	1/29 at 100.00	BBB+	270,881
560	5.000%, 1/01/39	1/29 at 100.00	BBB+	576,061
1,135	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 5.000%, 12/01/39	12/25 at 100.00	A	1,220,057
340	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	367,747

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne's Retirement Community, Inc, Series 2020:
$ 610	5.000%, 3/01/45	3/27 at 102.00	BB+	$568,978
245	5.000%, 3/01/50	3/27 at 102.00	BB+	225,464
830	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc Obligated Group, Refunding Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A-	854,078
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	A-	2,073,560
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Meadowood Senior Living Project, Series 2018A, 5.000%, 12/01/48	12/25 at 102.00	BBB	1,873,280
1,100	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc, Series 2019, 5.000%, 11/01/49	11/26 at 103.00	BB+	938,102
25,165	Total Long-Term Care			24,041,164
	Materials – 0.5%
2,360	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	2,372,720
	Tax Obligation/General – 18.1%
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
950	5.000%, 12/01/32	12/24 at 100.00	AA-	1,127,071
415	5.000%, 12/01/34	12/24 at 100.00	AA-	490,136
4,950	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77, 5.000%, 11/01/43	11/28 at 100.00	AA-	6,166,957
2,910	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA-	3,190,029
	Allentown City School District, Lehigh County, Pennsylvania, General Obligation Bonds, Series 2019C:
1,000	4.000%, 2/01/35 – BAM Insured	8/29 at 100.00	AA	1,162,610
1,000	4.000%, 2/01/36 – BAM Insured	8/29 at 100.00	AA	1,157,040
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,000	5.000%, 8/01/28	8/26 at 100.00	Aa2	1,235,000
1,000	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,155,250
1,055	4.000%, 8/01/32	8/26 at 100.00	Aa2	1,211,921
1,180	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,349,519
705	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA-	811,406
1,000	Cambria County, Pennsylvania, General Obligation Bonds, Notes Series 2020B, 4.000%, 8/01/33 – AGM Insured	8/27 at 100.00	AA	1,138,060
1,675	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,962,581

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,600	Chambersburg Area School District, Franklin County, Pennsylvania, General Obligation Bonds, Series 2019, 4.000%, 3/01/29	3/27 at 100.00	Aa3	$3,103,672
2,005	Cheltenham Township School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016B, 5.000%, 2/15/37	8/24 at 100.00	AA-	2,254,242
3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA-	2,936,219
4,000	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2020, 5.000%, 2/15/44	2/27 at 100.00	Aaa	4,877,040
805	Connellsville Area School District, Fayette County, Pennsylvania, General Obligation Bonds, Series 2019, 3.125%, 8/15/39	8/26 at 100.00	AA	857,575
2,630	Dallas School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2019, 5.000%, 10/15/33 – AGM Insured	10/29 at 100.00	AA	3,330,316
170	Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds, Series 2020B, 5.000%, 2/01/31	2/28 at 100.00	Aa2	217,909
1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	Baa2	1,419,425
2,240	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	2,536,934
4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A-	4,654,991
	Norristown Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016:
1,000	4.000%, 9/01/31 – AGM Insured	9/26 at 100.00	AA	1,137,420
1,000	4.000%, 9/01/33 – AGM Insured	9/26 at 100.00	AA	1,125,600
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019:
1,000	4.000%, 5/01/34	5/29 at 100.00	AA	1,190,490
1,545	4.000%, 5/01/36	5/29 at 100.00	AA	1,822,142
1,000	4.000%, 5/01/44	5/29 at 100.00	AA	1,149,240
	Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2019A:
1,500	4.000%, 3/01/33	9/27 at 100.00	AA	1,736,670
1,745	4.000%, 3/01/34	9/27 at 100.00	AA	2,013,433
1,350	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	1,574,167
3,720	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – NPFG Insured	No Opt. Call	A+	5,257,662
1,275	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2014A, 5.000%, 7/15/38	1/24 at 100.00	A	1,450,924
240	PIttsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	265,082

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
$ 2,410	5.000%, 9/01/25	9/22 at 100.00	AA-	$2,655,555
1,200	5.000%, 9/01/26	9/22 at 100.00	AA-	1,320,852
	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2019B:
1,500	3.000%, 2/15/30	2/27 at 100.00	Aa1	1,672,035
1,160	3.000%, 2/15/32	2/27 at 100.00	Aa1	1,276,615
1,535	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2018, 3.500%, 9/01/34 – AGM Insured	9/25 at 100.00	AA	1,670,019
1,285	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	1,397,964
2,000	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 3/15/40	3/25 at 100.00	Aa1	2,358,380
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
75	5.000%, 11/15/21	No Opt. Call	BB+	74,864
70	5.000%, 11/15/28	5/24 at 100.00	BB+	66,253
1,250	Upper St Clair Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018, 5.000%, 10/01/41	10/24 at 100.00	AA	1,447,025
	Upper St Clair Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2020:
2,095	3.000%, 10/01/28 (WI/DD, Settling 6/25/20)	No Opt. Call	AA	2,312,587
2,225	3.000%, 10/01/29 (WI/DD, Settling 6/25/20)	10/28 at 100.00	AA	2,438,244
1,150	3.000%, 10/01/30 (WI/DD, Settling 6/25/20)	10/28 at 100.00	AA	1,254,777
1,000	West Mifflin Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019, 3.000%, 4/01/34 – BAM Insured	10/29 at 100.00	AA	1,103,050
77,255	Total Tax Obligation/General			88,116,953
	Tax Obligation/Limited – 5.7%
500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa3	521,580
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A	5/28 at 100.00	Ba3	100,972
505	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	505,560
100	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018, 5.000%, 3/01/38, 144A	3/28 at 100.00	N/R	93,832
400	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2020, 4.125%, 11/30/20, 144A	7/20 at 100.00	N/R	401,564
1,000	Commonwealth Financing Authority, Pennslyvania, Revenue Bonds, Refunding Series 2019B, 5.000%, 6/01/30	No Opt. Call	A1	1,354,890
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
570	5.000%, 6/01/33	6/28 at 100.00	A1	684,137
7,805	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	8,504,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	$953,401
598	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	581,166
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
1,500	0.000%, 12/01/37 (4)	12/26 at 100.00	AA-	1,632,390
1,000	0.000%, 12/01/44 (4)	12/26 at 100.00	AA-	1,080,150
2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series 2018B, 5.000%, 12/01/48	12/28 at 100.00	A+	2,904,950
2,045	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A	2,472,303
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
1,530	5.000%, 2/01/26 – AGM Insured	8/22 at 100.00	AA	1,627,476
1,220	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA	1,265,994
2,540	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	2,550,719
530	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018, 5.000%, 7/01/35	1/28 at 100.00	BB	511,471
25,378	Total Tax Obligation/Limited			27,746,805
	Transportation – 7.5%
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,040	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,152,320
2,455	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,714,690
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A1	1,214,250
2,700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/38	1/29 at 100.00	A+	3,281,526
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,330	5.000%, 1/01/22	No Opt. Call	A	1,425,853
1,000	5.000%, 1/01/25	1/23 at 100.00	A	1,043,650
1,845	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	2,084,093
2,500	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	2,653,025
5,120	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	6,403,021
825	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	930,443

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,040	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	$1,162,398
4,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	5,120,106
2,215	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,856,132
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
575	5.000%, 6/01/31	6/27 at 100.00	A3	678,983
570	5.000%, 6/01/33	6/27 at 100.00	A3	665,332
1,250	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2010D, 5.250%, 6/15/22 (AMT)	6/20 at 100.00	A	1,253,975
70	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%, 7/01/34 – AGM Insured	7/27 at 100.00	AA	71,309
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	1,504,815
31,570	Total Transportation			36,215,921
	U.S. Guaranteed – 6.0% (5)
1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc, Series 2012, 5.000%, 5/15/27 (Pre-refunded 5/15/21)	5/21 at 100.00	AA-	1,461,180
1,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	A2	1,150,180
3,230	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	3,470,796
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
250	5.375%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	281,948
430	5.750%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	489,576
1,010	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	1,083,629
1,310	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,433,336
970	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R	978,332
3,075	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41 (Pre-refunded 4/01/22)	4/22 at 100.00	AA	3,346,338
650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	652,899
1,110	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R	1,266,621

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44 (Pre-refunded 10/01/22)	10/22 at 100.00	N/R	$110,981
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2:
655	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R	672,141
2,915	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA-	2,991,286
2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24 (Pre-refunded 12/01/22)	12/22 at 100.00	A+	3,341,744
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2010C, 5.000%, 8/01/30 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 100.00	AA	2,015,960
	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A:
120	5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	122,533
1,195	5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA-	1,220,226
1,627	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	1,633,362
240	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 7.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A-	258,490
150	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	154,982
830	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A-	844,085
27,257	Total U.S. Guaranteed			28,980,625
	Utilities – 4.7%
25	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22) (6)	No Opt. Call	N/R	25,000
3,475	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (6)	No Opt. Call	N/R	17,375
2,270	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (6)	No Opt. Call	N/R	11,350
2,580	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba3	2,583,096
1,200	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (AMT) (Mandatory Put 12/03/29)	12/29 at 100.00	A+	1,300,920
4,305	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)	No Opt. Call	N/R	21,525
2,030	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36 (AMT)	10/29 at 100.00	A-	2,127,399

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 4,060	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, York Water Company Project, Refunding Series 2019B, 3.100%, 11/01/38 (AMT)	11/29 at 100.00	A-	$4,258,940
7,450	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39	10/29 at 100.00	A+	8,055,909
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A	2,289,500
1,975	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A	2,282,863
31,370	Total Utilities			22,973,877
	Water and Sewer – 5.4%
5,490	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA	5,611,713
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
1,175	5.000%, 12/01/40	12/25 at 100.00	A+	1,388,145
1,180	5.000%, 12/01/45	12/25 at 100.00	A+	1,389,285
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015:
400	5.000%, 5/01/40	5/25 at 100.00	Aa3	470,568
785	4.000%, 5/01/45	5/25 at 100.00	Aa3	843,812
3,705	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	4,212,326
855	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	6/20 at 100.00	BBB+	869,749
940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A+	959,768
5,005	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/45	7/24 at 100.00	A+	5,662,707
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2019B, 5.000%, 11/01/54	11/29 at 100.00	A+	2,458,560
915	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured	9/29 at 100.00	AA	1,085,895
1,000	Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2019A, 3.000%, 9/01/44 – AGM Insured	9/29 at 100.00	AA	1,074,420
23,450	Total Water and Sewer			26,026,948
$ 429,724	Total Municipal Bonds (cost $437,795,770)			454,487,931

Shares	Description (1)	Value
	COMMON STOCKS – 2.6%
	Electric Utilities – 2.6%
322,436	Energy Harbor Corp, (7), (8), (9)	$ 12,413,786
	Total Common Stocks (cost $7,225,528)	12,413,786
	Total Long-Term Investments (cost $445,021,298)	466,901,717

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5%
	MUNICIPAL BONDS – 1.5%
	Education and Civic Organizations – 0.9%
$ 4,970	Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Variable Rate Demand Obligations, Senior Series 2020A, 2.450%, 6/01/41 (AMT) (10)	6/29 at 100.00	A1	$ 4,487,015
	Tax Obligation/Limited – 0.6%
2,925	Commonwealth Financing Authority, Pennsylvania, Tobacco Master Settlement Payment Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2018-XX1080, 0.240%, 6/01/35 (Mandatory Put 7/16/20),144A (10)	6/28 at 100.00	A-1	2,925,000
$ 7,895	Total Short-Term Investments (cost $7,895,000)			7,412,015
	Total Investments (cost $452,916,298) – 97.7%			474,313,732
	Other Assets Less Liabilities – 2.3% (11)			11,293,388
	Net Assets – 100%			$ 485,607,120
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(41)	9/20	$(5,683,440)	$(5,701,563)	$(18,123)	$(16,656)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shipping port Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41. Subsequent to the end of the reporting period, the value of this common stock has been adversely impacted as compared to the value reported as of May 31, 2020. See Notes to Financial Statements, Note 9 - Subsequent Events for more information.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Virginia Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5%
	MUNICIPAL BONDS – 97.4%
	Consumer Staples – 2.1%
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$ 265	5.250%, 6/01/32	6/20 at 100.00	N/R	$248,997
600	5.625%, 6/01/47	6/20 at 100.00	N/R	526,854
6,155	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/20 at 100.00	B-	6,126,749
4,910	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/21 at 100.00	B-	4,928,412
11,930	Total Consumer Staples			11,831,012
	Education and Civic Organizations – 8.7%
1,685	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017, 4.000%, 1/01/40	1/27 at 100.00	A1	1,891,867
1,455	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/48	1/28 at 100.00	AA	1,799,137
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A, 4.000%, 6/01/37	6/27 at 100.00	Aa2	575,445
	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2019A:
3,250	4.000%, 6/01/34	6/29 at 100.00	Aa2	3,918,557
1,200	4.000%, 6/01/36	6/29 at 100.00	Aa2	1,433,064
985	4.000%, 6/01/39	6/29 at 100.00	Aa2	1,164,743
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Lynchburg College, Series 2018A, 5.000%, 9/01/43	9/28 at 100.00	BBB+	791,542
1,000	Salem Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Roanoke College, Series 2020, 4.000%, 4/01/45	4/30 at 100.00	BBB+	973,320
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,896,925
8,855	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	AAA	10,836,218
2,000	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2015B, 5.000%, 8/01/21	No Opt. Call	AAA	2,113,480
7,000	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2019B, 5.000%, 9/01/49	9/29 at 100.00	AAA	8,980,300
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	899,770

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
$ 3,000	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	$2,859,300
3,065	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	2,757,795
1,575	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	2,104,011
415	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	427,081
2,190	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	2,489,614
525	Virginia Commonwealth University, General Pledge Revenue Bonds, Refunding Series 2018A, 5.000%, 11/01/38	11/28 at 100.00	AA-	661,595
42,950	Total Education and Civic Organizations			49,573,764
	Health Care – 12.0%
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020:
325	5.000%, 7/01/37	7/30 at 100.00	AA-	402,659
1,195	4.000%, 7/01/38	7/30 at 100.00	AA-	1,318,049
75	4.000%, 7/01/45	7/30 at 100.00	AA-	81,222
	Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake Regional Medical Center, Series 2019:
4,030	5.000%, 7/01/30	7/29 at 100.00	A	4,769,747
1,470	5.000%, 7/01/34	7/29 at 100.00	A	1,697,365
1,205	4.000%, 7/01/37	7/29 at 100.00	A	1,261,358
1,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	1,966,195
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48	5/28 at 100.00	AA+	2,231,640
400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	429,948
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,606,275
2,000	Front Royal and Warren County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Series 2018, 4.000%, 1/01/50	1/25 at 103.00	A+	2,142,800
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A	7/25 at 100.00	N/R	3,828,335
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
180	5.000%, 1/01/32	1/27 at 100.00	A	210,731
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,253,360
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48	11/28 at 100.00	AA	1,121,270

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/25	11/22 at 100.00	AA-	$1,094,530
	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020A:
875	4.000%, 7/01/36	7/30 at 100.00	AA-	1,033,996
4,000	4.000%, 7/01/51	7/30 at 100.00	AA-	4,383,480
2,500	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, 5.000%, 7/01/53 (Mandatory Put 7/01/30)	1/30 at 100.00	AA-	3,303,825
1,310	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,315,030
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A3	1,154,640
1,800	5.000%, 6/15/35	6/26 at 100.00	A3	2,057,328
1,600	5.000%, 6/15/36	6/26 at 100.00	A3	1,822,944
1,360	4.000%, 6/15/37	6/26 at 100.00	A3	1,466,107
3,300	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series 2017B, 5.000%, 7/01/46	7/27 at 100.00	AA-	3,874,464
4,500	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020A, 4.000%, 12/01/49	6/30 at 100.00	AA-	4,932,090
	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2020:
4,000	4.000%, 11/01/37	11/29 at 100.00	AA	4,507,200
2,150	4.000%, 11/01/38	11/29 at 100.00	AA	2,410,924
1,665	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	1,799,599
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
1,250	5.000%, 1/01/32	1/26 at 100.00	A+	1,450,738
1,230	5.000%, 1/01/34	1/26 at 100.00	A+	1,416,554
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,179,960
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,364,251
60,555	Total Health Care			67,888,614
	Housing/Multifamily – 3.0%
890	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	6/20 at 100.00	AA	893,275
700	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	700,343
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,510	3.500%, 3/01/35	3/24 at 100.00	AA+	1,597,520
1,790	3.625%, 3/01/39	3/24 at 100.00	AA+	1,869,064

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	$1,063,870
2,585	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,762,409
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,593,465
1,710	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,845,158
3,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A, 3.600%, 9/01/39	3/28 at 100.00	AA+	3,297,390
1,300	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	6/20 at 100.00	AA+	1,303,744
15,985	Total Housing/Multifamily			16,926,238
	Long-Term Care – 3.0%
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc, Series 2016A:
4,725	5.000%, 10/01/42	10/24 at 102.00	BBB+	4,809,294
700	4.000%, 10/01/42	10/24 at 102.00	BBB+	621,985
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
1,000	5.000%, 12/01/42	12/23 at 100.00	BBB+	997,320
1,000	5.000%, 12/01/47	12/23 at 100.00	BBB+	982,400
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	N/R	871,981
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc, Refunding Series 2016, 4.000%, 1/01/37	1/25 at 102.00	BBB-	846,890
845	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc, Refunding Series 2017A, 5.000%, 1/01/48	1/23 at 103.00	BBB-	800,240
	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc, Harbor's Edge Project, Series 2019A:
1,300	5.000%, 1/01/49	1/24 at 104.00	N/R	1,237,353
2,000	5.250%, 1/01/54	1/24 at 104.00	N/R	1,975,020
1,500	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/46	1/25 at 102.00	BBB	1,482,855
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Inc/United Church Homes and Services Obligated Group, Refunding Series 2016:
1,110	5.000%, 9/01/26	9/24 at 102.00	N/R	1,115,828
1,500	5.000%, 9/01/31	9/24 at 102.00	N/R	1,480,845
17,555	Total Long-Term Care			17,222,011

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 6.0%
$ 1,000	Arlington County, Virginia, General Obligation Bonds, Public Improvement Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	$1,056,740
2,330	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2010C, 5.000%, 8/15/20	No Opt. Call	AAA	2,353,183
1,210	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa1	1,216,958
4,600	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32	No Opt. Call	AA	3,540,022
3,000	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2020A, 5.000%, 10/01/39	4/30 at 100.00	AAA	3,987,600
2,000	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 5.000%, 10/01/33	4/26 at 100.00	AAA	2,476,560
3,465	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2017A, 5.000%, 12/01/25	No Opt. Call	AAA	4,318,949
3,100	Newport News, Virginia, General Obligation Bonds, General improvement Series 2019A, 5.000%, 2/01/22	No Opt. Call	AA+	3,350,852
1,250	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2016A, 5.000%, 10/01/28	10/26 at 100.00	AAA	1,578,225
400	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2020A, 4.000%, 9/01/40	3/30 at 100.00	AAA	479,904
6,715	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	3,344,607
370	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2017D, 5.000%, 3/01/32	No Opt. Call	AA+	529,292
805	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2019A, 4.000%, 7/15/32	7/29 at 100.00	AA+	984,113
1,660	Virginia State, General Obligation Bonds, Refunding Series 2016B, 5.000%, 6/01/20	No Opt. Call	AAA	1,660,000
8,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/48	8/25 at 38.79	Aaa	2,874,400
39,905	Total Tax Obligation/General			33,751,405
	Tax Obligation/Limited – 23.5%
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding County Projects, Series 2017:
1,485	5.000%, 2/15/34	8/27 at 100.00	Aa1	1,873,209
1,000	5.000%, 2/15/35	8/27 at 100.00	Aa1	1,255,350
925	5.000%, 2/15/36	8/27 at 100.00	Aa1	1,154,613
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
365	5.250%, 7/15/25 – ACA Insured	6/20 at 100.00	N/R	336,431
520	5.500%, 7/15/35 – ACA Insured	6/20 at 100.00	N/R	416,624
1,000	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	3/22 at 100.00	N/R	979,470

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	$93,044
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/34	10/27 at 100.00	AA+	1,264,790
1,000	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail Parking System Project, Series 2017, 5.000%, 4/01/37	4/27 at 100.00	AA+	1,223,090
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Wiehle Avenue Metrorail Station Parking Project, Refunding Series 2020 Forward Delivery, 5.000%, 8/01/34	8/30 at 100.00	AA+	2,007,705
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,000	5.000%, 11/15/33	11/25 at 100.00	BB	3,157,680
1,000	5.000%, 11/15/35	11/25 at 100.00	BB	1,050,850
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	BB	1,039,196
500	5.250%, 1/01/36	1/22 at 100.00	BB	509,840
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/30	12/26 at 100.00	BB	1,068,920
1,000	5.000%, 12/01/33	12/26 at 100.00	BB	1,061,340
2,965	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Intermediate Lien Bond Anticipation Note Series 2019A, 5.000%, 7/01/22	No Opt. Call	Aa2	3,252,664
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
1,000	5.000%, 7/01/36	1/28 at 100.00	AA+	1,260,470
6,000	5.000%, 7/01/48	1/28 at 100.00	AA+	7,391,100
1,000	5.000%, 7/01/52	1/28 at 100.00	AA+	1,227,670
9,760	5.500%, 7/01/57	1/28 at 100.00	AA+	12,303,749
3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/51 – AGM Insured	11/31 at 37.76	AA	764,670
960	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	877,459
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
365	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	360,032
800	5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	800,952
2,185	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	2,178,314
4,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	C	4,637,389

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 48	0.000%, 7/01/24	No Opt. Call	N/R	$42,274
81	0.000%, 7/01/27	No Opt. Call	N/R	63,978
79	0.000%, 7/01/29	7/28 at 98.64	N/R	57,243
102	0.000%, 7/01/31	7/28 at 91.88	N/R	67,139
115	0.000%, 7/01/33	7/28 at 86.06	N/R	69,051
84	4.500%, 7/01/34	7/25 at 100.00	N/R	84,965
3,247	0.000%, 7/01/51	7/28 at 30.01	N/R	615,956
8,115	5.000%, 7/01/58	7/28 at 100.00	N/R	8,141,455
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
180	4.329%, 7/01/40	7/28 at 100.00	N/R	173,250
31	4.784%, 7/01/58	7/28 at 100.00	N/R	30,121
61	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured COFINA Project Series 2019A-2, 4.536%, 7/01/53	7/28 at 100.00	N/R	57,380
	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015:
500	5.000%, 9/01/23, 144A	No Opt. Call	A	552,850
1,000	5.000%, 9/01/30, 144A	9/25 at 100.00	A	1,130,550
1,000	5.000%, 9/01/33, 144A	9/25 at 100.00	A	1,114,860
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006:
625	4.000%, 10/01/20 – FGIC Insured	6/20 at 100.00	Baa2	626,438
1,000	5.000%, 10/01/28 – FGIC Insured	6/20 at 100.00	Baa2	1,015,650
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A	10/24 at 100.00	AA	2,522,957
1,295	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,414,839
835	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	912,271
515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	558,327
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Refunding Series 2017E:
1,000	5.000%, 2/01/30	2/28 at 100.00	AA+	1,300,450
2,000	5.000%, 2/01/32	2/28 at 100.00	AA+	2,550,240
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Series 2019A:
2,835	5.000%, 2/01/29	No Opt. Call	AA+	3,805,789
3,000	5.000%, 2/01/30	2/29 at 100.00	AA+	4,014,330
2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Series 2019B, 5.000%, 2/01/31	2/29 at 100.00	AA+	2,654,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2016, 5.000%, 9/15/30	9/26 at 100.00	AA+	$4,396,420
4,500	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/38 (AMT)	7/25 at 100.00	AA+	5,349,600
1,430	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2016C, 5.000%, 8/01/36 (AMT)	8/26 at 100.00	AA+	1,745,987
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2019B, 4.000%, 8/01/38 (AMT)	8/29 at 100.00	AA+	2,397,720
	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2020A:
750	5.000%, 8/01/31	8/30 at 100.00	AA+	1,037,917
1,000	5.000%, 8/01/34	8/30 at 100.00	AA+	1,357,650
2,500	5.000%, 8/01/36	8/30 at 100.00	AA+	3,359,850
6,000	5.000%, 8/01/37	8/30 at 100.00	AA+	8,032,620
2,180	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	8/22 at 100.00	AA+	2,405,172
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A, 5.000%, 8/01/26	8/25 at 100.00	AA+	2,456,760
	Virginia Resources Authority, Infrastructure and State Moral Obligation Revenue Bonds, Pooled Loan Bond Program, Series 2019B:
500	4.000%, 11/01/37	11/29 at 100.00	AAA	598,155
500	4.000%, 11/01/38	11/29 at 100.00	AAA	596,190
25	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	27,123
35	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/21	6/20 at 100.00	Aa1	35,126
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2012, 4.000%, 5/15/37	5/22 at 100.00	AA+	1,054,050
5,640	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2017, 4.000%, 5/15/42	5/27 at 100.00	AA+	6,431,518
3,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2019, 5.000%, 5/15/32	5/29 at 100.00	AA+	3,965,580
1,000	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Aa2	1,238,310
118,303	Total Tax Obligation/Limited			133,609,652
	Transportation – 25.5%
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
735	5.000%, 7/01/33	7/26 at 100.00	A2	857,267
350	4.000%, 7/01/36	7/26 at 100.00	A2	381,700
770	4.000%, 7/01/38	7/26 at 100.00	A2	835,257
1,755	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	1,888,731

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
$ 2,875	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	$3,405,236
6,535	5.000%, 7/01/46	7/26 at 100.00	BBB	7,020,093
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
3,000	0.000%, 7/15/32 (4)	7/28 at 100.00	BBB+	2,786,220
1,755	0.000%, 7/15/40 – AGM Insured (4)	7/28 at 100.00	AA	1,898,928
1,620	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB+	1,665,085
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
305	4.000%, 10/01/38	10/29 at 100.00	A-	316,752
2,180	4.000%, 10/01/53 – AGM Insured	10/29 at 100.00	AA	2,300,031
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A, 5.000%, 10/01/36	10/28 at 100.00	A	2,381,780
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	A-	3,080,580
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,701,544
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	3,864,802
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	7,876,310
5,250	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	6,480,705
3,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	A-	4,071,606
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA-	1,473,084
5,885	5.000%, 10/01/35	10/20 at 100.00	AA-	5,978,689
5,200	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 (AMT)	10/26 at 100.00	AA-	5,997,368
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
625	5.000%, 10/01/34 (AMT)	10/27 at 100.00	AA-	737,588
3,000	5.000%, 10/01/42 (AMT)	10/27 at 100.00	AA-	3,466,680

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
$ 3,000	5.000%, 10/01/32 (AMT)	10/28 at 100.00	AA-	$3,640,770
3,345	5.000%, 10/01/37 (AMT)	10/28 at 100.00	AA-	3,976,469
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A:
1,000	5.000%, 10/01/38 (AMT)	10/29 at 100.00	AA-	1,205,130
4,000	5.000%, 10/01/40 (AMT)	10/29 at 100.00	AA-	4,796,560
1,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2020B Forward Delivery, 4.000%, 10/01/39 (WI/DD, Settling 7/08/20)	10/30 at 100.00	AA-	1,144,050
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB-	144,828
595	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB-	573,747
	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2019:
775	5.000%, 7/01/39	7/29 at 100.00	A	895,605
1,185	5.000%, 7/01/43	7/29 at 100.00	A	1,366,874
740	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	776,208
940	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	985,881
3,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/41 (AMT)	7/26 at 100.00	A1	3,595,350
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
6,975	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	7,322,076
2,825	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	2,956,758
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012:
3,575	5.000%, 7/01/34 (AMT)	1/22 at 100.00	BBB	3,649,467
1,500	5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	1,529,850
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019:
1,000	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	1,019,130
3,515	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	3,579,360
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,500	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,554,270
2,665	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	2,786,178
11,590	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	11,946,856

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
$ 2,000	5.000%, 7/01/30	7/27 at 100.00	AA	$2,457,060
1,000	5.000%, 7/01/33	7/27 at 100.00	AA	1,200,520
2,000	5.000%, 7/01/36	7/27 at 100.00	AA	2,373,860
1,400	5.000%, 7/01/37	7/27 at 100.00	AA	1,657,026
3,250	5.000%, 7/01/42	7/27 at 100.00	AA	3,805,522
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/37	7/27 at 100.00	AA-	1,183,590
140,165	Total Transportation			144,589,031
	U.S. Guaranteed – 6.8% (5)
890	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	895,064
640	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA	703,661
2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 (Pre-refunded 11/01/20) – AGC Insured	11/20 at 100.00	A3	2,180,831
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A:
300	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	308,082
1,200	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	AA+	1,232,328
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate Series 2018A:
1,400	5.000%, 10/01/40 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,854,076
2,100	5.000%, 10/01/42 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	2,781,114
1,770	5.000%, 10/01/43 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	2,344,082
3,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Washington & Lee University, Series 2013, 5.000%, 1/01/43 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	3,228,600
1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	1,857,546
3,755	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2019, 5.000%, 8/01/46 (Pre-refunded 8/01/28)	8/28 at 100.00	AAA	5,112,207
1,870	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/31 (Pre-refunded 3/01/27)	3/27 at 100.00	AAA	2,436,273
	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D:
1,830	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	1,840,522
45	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	AA	45,261
1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	1,665,252
345	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	361,719

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA	$20,076
1,895	Virginia Public School Authority, Special Obligation School Financing Bonds, Montgomery County, Series 2011, 5.000%, 1/15/27 (Pre-refunded 1/15/21)	1/21 at 100.00	AA+	1,951,888
3,975	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	4,432,165
2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40 (Pre-refunded 8/01/20)	8/20 at 100.00	AA-	2,178,814
1,000	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/37 (Pre-refunded 12/01/26)	12/26 at 100.00	N/R	1,288,060
33,750	Total U.S. Guaranteed			38,717,621
	Utilities – 4.4%
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22) (6)	No Opt. Call	N/R	2,000,000
3,660	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32 (Mandatory Put 6/01/23)	No Opt. Call	A2	3,792,528
825	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/33	10/27 at 100.00	BBB	896,899
	Guam Power Authority, Revenue Bonds, Series 2012A:
390	5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	419,851
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,607,310
1,350	5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	1,436,535
3,085	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)	No Opt. Call	A2	3,179,617
5,000	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A, 5.000%, 1/15/32	1/26 at 100.00	Aa1	6,179,200
1,000	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (AMT) (Mandatory Put 7/01/38), 144A	7/23 at 100.00	B-	1,011,330
3,260	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	A2	3,262,477
1,000	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	999,950
23,070	Total Utilities			24,785,697
	Water and Sewer – 2.4%
2,500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	2,634,475
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/33	7/27 at 100.00	A-	1,095,710
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,285,099

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	$553,850
4,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	4,780,600
1,715	Norfolk, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 11/01/42	11/27 at 100.00	AA+	2,128,830
1,355	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	CC	1,345,217
12,290	Total Water and Sewer			13,823,781
$ 516,458	Total Municipal Bonds (cost $518,101,134)			552,718,826

Shares	Description (1)	Value
	COMMON STOCKS – 0.1%
	Airlines – 0.1%
32,138	American Airlines Group Inc., (7), (8)	$ 337,449
	Total Common Stocks (cost $905,444)	337,449
	Total Long-Term Investments (cost $519,006,578)	553,056,275

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6%
	MUNICIPAL BONDS – 0.6%
	Education and Civic Organizations – 0.3%
$ 1,700	Loudoun County Industrial Development Authority, Virginia, Multi-Modal Revenue Bonds, Howard Hughes Medical Institute, Variable Rate Demand Obligations, Series 2013A, 0.120%, 6/01/43 (Mandatory Put 7/09/20) (9)	7/20 at 100.00	A-1+	$ 1,700,000
	Health Care – 0.2%
965	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Variable Rate Demand Obligations, Inova Health System, Series 2016C, 0.150%, 5/15/42 (Mandatory Put 7/09/20) (9)	7/20 at 100.00	A-1+	965,000
	Water and Sewer – 0.1%
900	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Variable Rate Demand Obligations, Series 2005, 0.110%, 1/01/30 (Mandatory Put 7/09/20) (9)	7/20 at 100.00	A-1	900,000
$ 3,565	Total Short-Term Investments (cost $3,565,000)			3,565,000
	Total Investments (cost $522,571,578) – 98.1%			556,621,275
	Other Assets Less Liabilities – 1.9%			10,847,220
	Net Assets – 100%			$ 567,468,495

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(9)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2020
	Maryland	Pennsylvania	Virginia
Assets
Long-term investments, at value (cost $234,844,790, $445,021,298 and $519,006,578, respectively)	$243,896,106	$466,901,717	$553,056,275
Short-term investments, at value (cost $—, $7,895,000 and $3,565,000, respectively)	—	7,412,015	3,565,000
Cash	—	10,591,708	4,381,901
Cash collateral at brokers for investments in futures contracts(1)	—	87,000	—
Receivable for:
Interest	3,634,056	5,484,077	6,927,147
Investments sold	4,098,872	296,475	2,595,000
Shares sold	433,670	3,125,435	1,040,361
Other assets	3,162	26,998	59,340
Total assets	252,065,866	493,925,425	571,625,024
Liabilities
Cash overdraft	1,219,502	—	—
Payable for:
Dividends	151,180	315,096	323,674
Investments purchased - regular settlement	2,174,174	782,500	1,550,075
Investments purchased - when-issued/delayed-delivery settlement	—	6,207,714	1,127,890
Shares redeemed	228,331	526,194	595,525
Variation margin on futures contracts	—	16,656	—
Accrued expenses:
Management fees	104,548	198,168	229,490
Trustees fees	2,483	28,168	60,794
12b-1 distribution and service fees	31,466	51,718	62,903
Other	122,135	192,091	206,178
Total liabilities	4,033,819	8,318,305	4,156,529
Net assets	$248,032,047	$485,607,120	$567,468,495

Class A Shares
Net assets	$ 97,106,481	$175,578,353	$228,436,035
Shares outstanding	9,094,955	15,695,683	20,256,304
Net asset value ("NAV") per share	$ 10.68	$ 11.19	$ 11.28
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.15	$ 11.68	$ 11.77
Class C Shares
Net assets	$ 12,506,963	$ 19,708,207	$ 21,219,188
Shares outstanding	1,176,469	1,768,647	1,882,758
NAV and offering price per share	$ 10.63	$ 11.14	$ 11.27
Class C2 Shares
Net assets	$ 7,467,636	$ 9,724,584	$ 11,371,539
Shares outstanding	701,521	871,777	1,008,921
NAV and offering price per share	$ 10.64	$ 11.15	$ 11.27
Class I Shares
Net assets	$130,950,967	$280,595,976	$306,441,733
Shares outstanding	12,266,960	25,122,872	27,228,901
NAV and offering price per share	$ 10.68	$ 11.17	$ 11.25
Fund level net assets consist of:
Capital paid-in	$247,519,595	$462,167,762	$551,580,708
Total distributable earnings	512,452	23,439,358	15,887,787
Fund level net assets	$248,032,047	$485,607,120	$567,468,495
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2020
	Maryland	Pennsylvania	Virginia
Investment Income	$ 8,537,215	$15,694,147	$17,033,472
Expenses
Management fees	1,259,125	2,286,139	2,560,790
12b-1 service fees - Class A Shares	192,816	329,059	440,973
12b-1 distribution and service fees - Class C Shares	122,016	196,435	202,029
12b-1 distribution and service fees - Class C2 Shares	68,587	94,480	104,627
Shareholder servicing agent fees	95,179	193,156	234,873
Interest expense	11,035	3,796	2,038
Custodian fees	59,415	81,363	81,600
Professional fees	47,528	60,114	62,164
Trustees fees	6,536	12,031	13,424
Shareholder reporting expenses	17,287	23,409	25,118
Federal and state registration fees	15,093	14,664	22,772
Other	10,963	13,842	13,594
Total expenses	1,905,580	3,308,488	3,764,002
Net investment income (loss)	6,631,635	12,385,659	13,269,470
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,892,267)	2,673,136	(2,115,964)
Futures contracts	—	(402,701)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(1,510,132)	(1,336,266)	3,348,805
Futures contracts	—	(18,123)	—
Net realized and unrealized gain (loss)	(3,402,399)	916,046	1,232,841
Net increase (decrease) in net assets from operations	$ 3,229,236	$13,301,705	$14,502,311
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Maryland		Pennsylvania		Virginia
	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 6,631,635	$ 5,905,489	$ 12,385,659	$ 11,401,207	$ 13,269,470	$ 12,408,542
Net realized gain (loss) from:
Investments	(1,892,267)	(308,911)	2,673,136	1,517,714	(2,115,964)	(490,009)
Futures contracts	—	—	(402,701)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(1,510,132)	4,164,740	(1,336,266)	12,710,690	3,348,805	10,244,065
Futures contracts	—	—	(18,123)	—	—	—
Net increase (decrease) in net assets from operations	3,229,236	9,761,318	13,301,705	25,629,611	14,502,311	22,162,598
Distributions to Shareholders
Dividends:
Class A Shares	(2,607,054)	(2,201,510)	(4,321,464)	(4,757,921)	(5,805,404)	(5,572,452)
Class C Shares	(232,817)	(260,992)	(359,724)	(492,478)	(371,869)	(407,826)
Class C2 Shares	(200,002)	(317,536)	(265,460)	(548,760)	(294,673)	(472,854)
Class I Shares	(3,904,925)	(3,066,829)	(7,580,486)	(7,270,198)	(7,585,079)	(6,019,978)
Decrease in net assets from distributions to shareholders	(6,944,798)	(5,846,867)	(12,527,134)	(13,069,357)	(14,057,025)	(12,473,110)
Fund Share Transactions
Proceeds from sale of shares	75,661,510	88,773,259	125,109,665	139,209,254	174,074,261	137,195,333
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,748,632	4,054,125	8,814,664	9,078,593	10,806,964	9,759,701
	80,410,142	92,827,384	133,924,329	148,287,847	184,881,225	146,955,034
Cost of shares redeemed	(58,051,906)	(53,585,520)	(78,989,079)	(93,175,354)	(82,328,813)	(114,162,143)
Net increase (decrease) in net assets from Fund share transactions	22,358,236	39,241,864	54,935,250	55,112,493	102,552,412	32,792,891
Net increase (decrease) in net assets	18,642,674	43,156,315	55,709,821	67,672,747	102,997,698	42,482,379
Net assets at the beginning of period	229,389,373	186,233,058	429,897,299	362,224,552	464,470,797	421,988,418
Net assets at the end of period	$248,032,047	$229,389,373	$485,607,120	$429,897,299	$567,468,495	$ 464,470,797
See accompanying notes to financial statements.

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Financial Highlights
Maryland
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2020	$10.78	$0.28	$(0.09)	$0.19	$(0.29)	$ —	$(0.29)	$10.68
2019	10.59	0.32	0.19	0.51	(0.32)	—	(0.32)	10.78
2018	10.75	0.33	(0.17)	0.16	(0.32)	—	(0.32)	10.59
2017	10.92	0.33	(0.16)	0.17	(0.34)	—	(0.34)	10.75
2016	10.71	0.37	0.22	0.59	(0.38)	—	(0.38)	10.92
Class C (02/14)
2020	10.74	0.19	(0.09)	0.10	(0.21)	—	(0.21)	10.63
2019	10.54	0.24	0.19	0.43	(0.23)	—	(0.23)	10.74
2018	10.71	0.24	(0.18)	0.06	(0.23)	—	(0.23)	10.54
2017	10.88	0.25	(0.16)	0.09	(0.26)	—	(0.26)	10.71
2016	10.67	0.28	0.22	0.50	(0.29)	—	(0.29)	10.88
Class C2 (09/94)
2020	10.75	0.22	(0.10)	0.12	(0.23)	—	(0.23)	10.64
2019	10.55	0.26	0.20	0.46	(0.26)	—	(0.26)	10.75
2018	10.72	0.27	(0.18)	0.09	(0.26)	—	(0.26)	10.55
2017	10.89	0.27	(0.16)	0.11	(0.28)	—	(0.28)	10.72
2016	10.67	0.31	0.23	0.54	(0.32)	—	(0.32)	10.89
Class I (02/92)
2020	10.78	0.30	(0.08)	0.22	(0.32)	—	(0.32)	10.68
2019	10.59	0.34	0.19	0.53	(0.34)	—	(0.34)	10.78
2018	10.76	0.35	(0.18)	0.17	(0.34)	—	(0.34)	10.59
2017	10.93	0.36	(0.16)	0.20	(0.37)	—	(0.37)	10.76
2016	10.72	0.39	0.22	0.61	(0.40)	—	(0.40)	10.93

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

1.79%	$ 97,106	0.81%	2.59%	18%
4.90	83,241	0.84	3.06	17
1.50	67,550	0.83	3.05	23
1.65	62,412	0.82	3.09	46
5.58	66,981	0.83	3.45	18

0.98	12,507	1.61	1.79	18
4.09	11,164	1.63	2.26	17
0.61	13,027	1.63	2.26	23
0.86	14,089	1.62	2.30	46
4.79	11,119	1.63	2.65	18

1.14	7,468	1.36	2.05	18
4.42	11,085	1.38	2.51	17
0.84	19,597	1.38	2.51	23
1.09	24,105	1.37	2.54	46
5.12	29,954	1.38	2.90	18

2.01	130,951	0.61	2.79	18
5.14	123,900	0.64	3.26	17
1.63	86,059	0.63	3.25	23
1.87	87,944	0.62	3.31	46
5.81	73,360	0.63	3.65	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Pennsylvania
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2020	$11.15	$0.29	$ 0.04	$ 0.33	$(0.29)	$(0.00)*	$(0.29)	$11.19
2019	10.80	0.33	0.40	0.73	(0.34)	(0.04)	(0.38)	11.15
2018	10.96	0.35	(0.15)	0.20	(0.36)	—	(0.36)	10.80
2017	11.33	0.36	(0.37)	(0.01)	(0.36)	—	(0.36)	10.96
2016	11.03	0.38	0.32	0.70	(0.40)	—	(0.40)	11.33
Class C (02/14)
2020	11.11	0.20	0.03	0.23	(0.20)	(0.00)*	(0.20)	11.14
2019	10.76	0.24	0.40	0.64	(0.25)	(0.04)	(0.29)	11.11
2018	10.92	0.26	(0.15)	0.11	(0.27)	—	(0.27)	10.76
2017	11.28	0.27	(0.36)	(0.09)	(0.27)	—	(0.27)	10.92
2016	10.98	0.29	0.32	0.61	(0.31)	—	(0.31)	11.28
Class C2 (02/94)
2020	11.12	0.23	0.03	0.26	(0.23)	(0.00)*	(0.23)	11.15
2019	10.77	0.27	0.39	0.66	(0.27)	(0.04)	(0.31)	11.12
2018	10.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)	10.77
2017	11.29	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	10.93
2016	10.98	0.32	0.33	0.65	(0.34)	—	(0.34)	11.29
Class I (02/97)
2020	11.13	0.31	0.05	0.36	(0.32)	(0.00)*	(0.32)	11.17
2019	10.79	0.35	0.38	0.73	(0.35)	(0.04)	(0.39)	11.13
2018	10.94	0.37	(0.14)	0.23	(0.38)	—	(0.38)	10.79
2017	11.30	0.38	(0.36)	0.02	(0.38)	—	(0.38)	10.94
2016	11.00	0.40	0.32	0.72	(0.42)	—	(0.42)	11.30

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

3.02%	$175,578	0.78%	2.60%	12%
6.91	152,034	0.80	3.03	14
1.85	122,968	0.81	3.22	12
(0.02)	122,416	0.80	3.26	11
6.47	126,511	0.81	3.43	16

2.12	19,708	1.58	1.80	12
6.05	18,812	1.60	2.24	14
1.02	20,561	1.61	2.42	12
(0.77)	21,369	1.60	2.46	11
5.65	17,541	1.60	2.60	16

2.39	9,725	1.33	2.06	12
6.31	15,682	1.35	2.49	14
1.24	30,204	1.36	2.67	12
(0.52)	33,031	1.35	2.71	11
5.97	39,609	1.36	2.90	16

3.24	280,596	0.58	2.80	12
7.00	243,370	0.60	3.23	14
2.11	188,492	0.61	3.41	12
0.24	173,811	0.60	3.46	11
6.66	157,668	0.61	3.64	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to more than $(0.01).
See accompanying notes to financial statements.

Financial Highlights (continued)
Virginia
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2020	$11.25	$0.28	$ 0.05	$0.33	$(0.30)	$ —	$(0.30)	$11.28
2019	11.00	0.32	0.25	0.57	(0.32)	—	(0.32)	11.25
2018	11.18	0.33	(0.18)	0.15	(0.33)	—	(0.33)	11.00
2017	11.38	0.33	(0.21)	0.12	(0.32)	—	(0.32)	11.18
2016	11.05	0.34	0.35	0.69	(0.36)	—	(0.36)	11.38
Class C (02/14)
2020	11.24	0.19	0.05	0.24	(0.21)	—	(0.21)	11.27
2019	10.99	0.23	0.25	0.48	(0.23)	—	(0.23)	11.24
2018	11.17	0.24	(0.18)	0.06	(0.24)	—	(0.24)	10.99
2017	11.37	0.24	(0.21)	0.03	(0.23)	—	(0.23)	11.17
2016	11.04	0.25	0.35	0.60	(0.27)	—	(0.27)	11.37
Class C2 (10/93)
2020	11.24	0.22	0.05	0.27	(0.24)	—	(0.24)	11.27
2019	10.99	0.26	0.25	0.51	(0.26)	—	(0.26)	11.24
2018	11.17	0.27	(0.18)	0.09	(0.27)	—	(0.27)	10.99
2017	11.36	0.27	(0.21)	0.06	(0.25)	—	(0.25)	11.17
2016	11.04	0.28	0.34	0.62	(0.30)	—	(0.30)	11.36
Class I (02/97)
2020	11.23	0.30	0.04	0.34	(0.32)	—	(0.32)	11.25
2019	10.97	0.34	0.26	0.60	(0.34)	—	(0.34)	11.23
2018	11.15	0.35	(0.18)	0.17	(0.35)	—	(0.35)	10.97
2017	11.35	0.35	(0.21)	0.14	(0.34)	—	(0.34)	11.15
2016	11.02	0.36	0.34	0.70	(0.37)	—	(0.37)	11.35

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

2.94%	$228,436	0.78%	2.49%	10%
5.34	202,986	0.80	2.93	29
1.38	180,675	0.80	3.01	26
1.08	173,725	0.79	2.96	34
6.31	197,825	0.79	3.08	15

2.13	21,219	1.58	1.69	10
4.48	18,999	1.60	2.13	29
0.56	19,949	1.60	2.21	26
0.27	21,222	1.59	2.17	34
5.47	16,268	1.59	2.25	15

2.40	11,372	1.33	1.94	10
4.74	16,218	1.35	2.39	29
0.78	28,535	1.35	2.46	26
0.58	33,801	1.34	2.41	34
5.66	43,353	1.34	2.53	15

3.06	306,442	0.58	2.69	10
5.62	226,267	0.60	3.12	29
1.55	192,830	0.60	3.21	26
1.25	190,844	0.59	3.16	34
6.50	162,288	0.59	3.28	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Notes to Financial Statements (continued)
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$243,747,216	$ —	$243,747,216
Common Stocks	148,890	—	—	148,890
Total	$148,890	$243,747,216	$ —	$243,896,106

Pennsylvania	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$454,487,931	$ —	$454,487,931
Common Stocks	—	12,413,786**	—	12,413,786
Short-Term Investments*:
Municipal Bonds	—	7,412,015	—	7,412,015
Investments in Derivatives:
Futures Contracts***	(18,123)	—	—	(18,123)
Total	$(18,123)	$474,313,732	$ —	$474,295,609

Virginia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$552,718,826	$ —	$552,718,826
Common Stocks	337,449	—	—	337,449
Short-Term Investments*:
Municipal Bonds	—	3,565,000	—	3,565,000
Total	$337,449	$556,283,826	$ —	$556,621,275

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest ex-

Notes to Financial Statements (continued)
pense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, none of the Funds had outstanding TOB Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters. Also, during the current fiscal period, none of the funds invested in self-deposited Inverse Floaters.
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding self-deposited Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds did not have any self-deposited or externally deposited Inverse Floaters issued by Recourse Trusts.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	Maryland	Pennsylvania	Virginia
Purchases	$79,314,918	$116,279,361	$167,464,756
Sales and maturities	42,842,363	54,947,966	48,556,259
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, Pennsylvania used futures to manage the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
Pennsylvania
Average notional amount of futures contracts outstanding*	$(3,364,930)

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Pennsylvania
Interest rate	Futures contracts	—	$ —	Payable for variation margin on futures contracts*	$(18,123)
*     Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
Pennsylvania	Interest rate	Futures contracts	$(402,701)	$(18,123)

Notes to Financial Statements (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/20		Year Ended 5/31/19
Maryland	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,654,801	$ 28,893,780	2,668,243	$ 28,186,423
Class A – automatic conversion of Class C2 Shares	65,308	709,823	34,906	367,602
Class C	238,309	2,579,270	143,384	1,508,446
Class C2	16,415	177,427	18,145	189,300
Class I	4,006,678	43,301,210	5,535,692	58,521,488
Shares issued to shareholders due to reinvestment of distributions:
Class A	174,340	1,890,819	166,654	1,758,820
Class C	15,636	168,860	18,788	197,274
Class C2	12,835	138,903	22,449	236,063
Class I	235,196	2,550,050	176,280	1,861,968
	7,419,518	80,410,142	8,784,541	92,827,384
Shares redeemed:
Class A	(1,520,045)	(16,235,960)	(1,530,466)	(16,101,250)
Class C	(117,380)	(1,259,176)	(358,096)	(3,737,419)
Class C2	(293,349)	(3,177,632)	(831,361)	(8,731,339)
Class C2 – automatic conversion to Class A Shares	(65,501)	(709,823)	(35,005)	(367,602)
Class I	(3,466,609)	(36,669,315)	(2,347,703)	(24,647,910)
	(5,462,884)	(58,051,906)	(5,102,631)	(53,585,520)
Net increase (decrease)	1,956,634	$ 22,358,236	3,681,910	$ 39,241,864

	Year Ended 5/31/20		Year Ended 5/31/19
Pennsylvania	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,674,357	$ 41,238,877	4,239,360	$ 45,725,969
Class A – automatic conversion of Class C2 Shares	88,350	986,528	200,111	2,158,446
Class C	379,882	4,252,837	216,901	2,339,774
Class C2	9,932	111,311	5,499	59,132
Class I	7,016,973	78,520,112	8,203,959	88,925,933
Shares issued to shareholders due to reinvestment of distributions:
Class A	334,344	3,752,651	380,242	4,101,818
Class C	28,763	321,592	41,787	448,568
Class C2	19,934	223,235	43,173	463,862
Class I	402,992	4,517,186	377,265	4,064,345
	11,955,527	133,924,329	13,708,297	148,287,847
Shares redeemed:
Class A	(2,038,818)	(22,709,559)	(2,562,977)	(27,600,053)
Class C	(333,884)	(3,715,760)	(475,499)	(5,097,072)
Class C2	(479,824)	(5,391,790)	(1,241,381)	(13,356,799)
Class C2 – automatic conversion to Class A Shares	(88,588)	(986,528)	(200,837)	(2,158,446)
Class I	(4,159,070)	(46,185,442)	(4,194,817)	(44,962,984)
	(7,100,184)	(78,989,079)	(8,675,511)	(93,175,354)
Net increase (decrease)	4,855,343	$ 54,935,250	5,032,786	$ 55,112,493

	Year Ended 5/31/20		Year Ended 5/31/19
Virginia	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,110,037	$ 46,628,513	4,404,305	$ 48,042,030
Class A – automatic conversion of Class C2 Shares	121	1,373	111,729	1,227,790
Class C	423,926	4,828,388	191,621	2,097,273
Class C2	4,014	45,585	6,057	66,315
Class I	10,892,409	122,570,402	7,822,282	85,761,925
Shares issued to shareholders due to reinvestment of distributions:
Class A	428,127	4,864,040	426,608	4,675,843
Class C	26,653	302,588	30,279	331,514
Class C2	19,241	218,583	34,232	374,787
Class I	478,153	5,421,753	400,086	4,377,557
	16,382,681	184,881,225	13,427,199	146,955,034
Shares redeemed:
Class A	(2,328,488)	(26,201,232)	(3,324,209)	(36,203,571)
Class C	(257,896)	(2,921,423)	(347,146)	(3,777,354)
Class C2	(456,551)	(5,187,836)	(1,082,311)	(11,855,607)
Class C2 – automatic conversion to Class A Shares	(121)	(1,373)	(111,823)	(1,227,790)
Class I	(4,297,294)	(48,016,949)	(5,639,581)	(61,097,821)
	(7,340,350)	(82,328,813)	(10,505,070)	(114,162,143)
Net increase (decrease)	9,042,331	$102,552,412	2,922,129	$ 32,792,891
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	Maryland	Pennsylvania	Virginia
Tax cost of investments	$234,595,898	$452,829,888	$522,276,297
Gross unrealized:
Appreciation	$ 12,081,192	$ 27,217,994	$ 37,989,550
Depreciation	(2,780,984)	(5,752,273)	(3,644,572)
Net unrealized appreciation (depreciation) of investments	$ 9,300,208	$ 21,465,721	$ 34,344,978
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2020, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds' tax year end, were as follows:
	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income[1]	$184,402	$ 433,108	$1,148,443
Undistributed net ordinary income[2]	1,243	174,953	2,729
Undistributed net long-term capital gains	—	2,427,951	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2020 through May 31, 2020, and paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended May 31, 2020 and May 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income[3]	$6,908,443	$12,501,468	$13,991,277
Distributions from net ordinary income[2]	36,355	—	65,748
Distributions from net long-term capital gains[4]	—	25,666	—

2019	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$5,715,217	$11,366,731	$12,391,839
Distributions from net ordinary income[2]	33,386	203,773	9,312
Distributions from net long-term capital gains	—	1,418,776	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2020, as Exempt Interest Dividends.
[4]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2020 .
As of May 31, 2020, the Funds' tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Maryland	Virginia
Not subject to expiration:
Short-term	$3,594,270	$ 7,043,815
Long-term	4,862,530	11,315,936
Total	$8,456,800	$18,359,751

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Maryland	Pennsylvania	Virginia
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2020, the complex-level fee rate for each Fund was 0.1587%.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

Notes to Financial Statements (continued)
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Maryland	Virginia
Purchases	$7,034,228	$9,646,973
Sales	6,916,676	6,415,903
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$227,408	$327,638	$352,176
Paid to financial intermediaries (Unaudited)	222,043	312,710	336,979
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$212,958	$257,972	$283,403
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$23,117	$31,324	$31,292
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$6,339	$820	$13,490
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Maryland utilized this facility for 3 days. The Fund's daily balance outstanding and average annual interest rate during the utilization period(s) was $9,233,333 and 3.39%, respectively. The Fund's maximum outstanding daily balance during the utilization period was $10,200,000. Borrowings outstanding as of the end of the reporting period, if any are recognized as "Borrowings" on the Statement of Assets and Liabilities.

During the current fiscal period, Pennsylvania and Virginia did not utilize this facility.
9.  Subsequent Events
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.
Energy Harbor Common Stock Decline
Subsequent to the end of the reporting period, the value of Energy Harbor (the “Company”) fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company. As of May 31, 2020, Pennsylvania held shares of common stock in the Company. At the time of issuance of these financial statements, the value of the common stock has been adversely impacted as compared to the value reported in the Portfolio of Investments as of May 31, 2020. Management continues to monitor and evaluate this situation.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub- Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Maryland Municipal Bond Fund (the “Maryland Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for such periods. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the three-year period ended March 31, 2020. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Virginia Municipal Bond Fund (the “Virginia Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the Maryland Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was below its peer average; (ii) the Pennsylvania Fund had a net management fee and a net expense ratio that were in line with its respective peer averages; and (iii) the Virginia Fund had a net management fee that was in line with its peer average and a net expense ratio that was below its peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre- tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at nine. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	154
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	154

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	154
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	154
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	154
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	154
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	154
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS1-0520D1234514-INV-Y-07/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Colorado Municipal Bond Fund	31,320	0	0	0
Nuveen Arizona Municipal Bond Fund	30,265	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	31,410	0	0	0
Nuveen Virginia Municipal Bond Fund	31,645	0	417	0
Nuveen New Mexico Municipal Bond Fund	30,040	0	0	0
Nuveen Maryland Municipal Bond Fund	30,660	0	417	0

Total	$185,340	$0	$834	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Colorado Municipal Bond Fund	0%	0%	0%	0%
Nuveen Arizona Municipal Bond Fund	0%	0%	0%	0%
Nuveen Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Nuveen Virginia Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Mexico Municipal Bond Fund	0%	0%	0%	0%
Nuveen Maryland Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Colorado Municipal Bond Fund	30,170	0	0	0
Nuveen Arizona Municipal Bond Fund	29,575	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	30,600	0	0	0
Nuveen Virginia Municipal Bond Fund	30,775	0	0	0
Nuveen New Mexico Municipal Bond Fund	29,380	0	0	0
Nuveen Maryland Municipal Bond Fund	29,885	0	0	0

Total	$180,385	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Colorado Municipal Bond Fund	0%	0%	0%	0%
Nuveen Arizona Municipal Bond Fund	0%	0%	0%	0%
Nuveen Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Nuveen Virginia Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Mexico Municipal Bond Fund	0%	0%	0%	0%
Nuveen Maryland Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Colorado Municipal Bond Fund	0	0	0	0
Nuveen Arizona Municipal Bond Fund	0	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	0	0	0	0
Nuveen Virginia Municipal Bond Fund	417	0	0	417
Nuveen New Mexico Municipal Bond Fund	0	0	0	0
Nuveen Maryland Municipal Bond Fund	417	0	0	417

Total	$834	$0	$0	$834

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Colorado Municipal Bond Fund	0	0	0	0
Nuveen Arizona Municipal Bond Fund	0	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	0	0	0	0
Nuveen Virginia Municipal Bond Fund	0	0	0	0
Nuveen New Mexico Municipal Bond Fund	0	0	0	0
Nuveen Maryland Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 6, 2020